Exhibit 10.6

EXECUTION VERSION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DEVELOPMENT AND LICENSE AGREEMENT

BETWEEN

IMMUNOCORE LIMITED

AND

ELI LILLY AND COMPANY

Exhibit A — Immunocore Licensed Patents as of Effective Date
Exhibit B — Nomination Notice
Exhibit C — Research Plan Template
Exhibit D — Lead Candidate Criteria
Exhibit E — Press Release
Exhibit F — Immunocore Sub-contractors
Exhibit G — Co-Commercialization Agreement terms
Exhibit H — Nomination Notices for Initial Targets
Exhibit I — Lilly Good Research Practices
Exhibit J — FTE Rate Principles
Exhibit K — Exclusivity Examples

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DEVELOPMENT AND LICENSE AGREEMENT

This Development and License Agreement (“Agreement”) is made and entered into on July 11, 2014 (“Effective Date”) BETWEEN

(A)	IMMUNOCORE LIMITED having its principal place of business at 91 Park Drive, Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom (“Immunocore”); and

(B)	ELI LILLY AND COMPANY, Lilly Corporate Center, Indianapolis, Indiana 46285, United States of America (“Lilly”).

Lilly and Immunocore are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND:

(A)	Immunocore is a biotechnology company that is engaged in research and development of TCR technology for use in pharmaceutical products.

(B)	Lilly is a biopharmaceutical company that is engaged in the research, development, manufacture and sale of pharmaceutical products.

(C)
Lilly and Immunocore desire to collaborate in the discovery and early development of Immune Mobilizing Monoclonal T-cell Receptor Products (“ImmTACs”) for use in pharmaceutical products on the terms and conditions set out in this Agreement.

(D)
Immunocore shall be primarily responsible for the conduct of a research plan leading to the identification and initial non-clinical development of the ImmTACs, and Lilly shall be solely responsible for the further development, manufacture and commercialization of certain of the ImmTACs initially identified by Immunocore, subject to Immunocore having the right to opt-in to co-fund such further Lilly activities in consideration for Immunocore’s right to engage in a profit share with respect thereto and to potentially participate in co-promotion activities in certain countries.

THE PARTIES AGREE:

ARTICLE 1     DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below or elsewhere herein, unless otherwise specifically indicated herein.

AAC	is defined in Clause 2.7;

Acceptance or Accepted	is defined in Clause 3.1.3;

Accounting Standard	means, either (a) International Financial Reporting Standards (“IFRS”) or (b) US generally accepted accounting principles (“GAAP”), in either case, which standards or principles (as

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applicable) are currently used at the applicable time, and as consistently applied, by the applicable Party;

Acquiring Third Party
means a Third Party (including in each case its affiliates) which is (a) a company whose primary business includes the sale and supply of biotechnology products for treatment of humans; or (b) a multi-national pharmaceutical company, and in each case to the extent such Third Party is a competitor or potential competitor of Lilly as at the date of the Change of Control;

Additional HLA Compound
means, on a Selected Target-by-Selected Target basis, a Compound directed to an epitope derived from such Selected Target presented by a different HLA Type than the HLA Type used to develop the Selected Candidate directed to such Selected Target;

Affiliate
means any person that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of, (i) this Clause, “control” means the direct or indirect ownership of more than fifty percent (50%) of the voting stock or other voting interests or interest in the profits of the Party, and (ii) this Agreement, Adaptimmune Limited shall not be an Affiliate of Immunocore;

Agreement	is defined in the Preamble;

Alliance Manager	means the individual appointed by each Party as the principal point of contact for communication between the Parties under this Agreement;

Applicable Laws
means all laws, rules and regulations and guidelines which are in force during the Term and in any jurisdiction in which any Clinical Trial or other activity under this Agreement is performed or in which any Product is manufactured, sold or supplied to the extent in each case applicable to any Party to this Agreement or any Sublicensee, including, as applicable to activities hereunder, data protection and privacy rules;

Available Target	is defined in Clause 3.1.4(b)(i);

Background IP	means all Intellectual Property Rights Controlled by either Party as of the Effective Date or during the Term, but excluding the Licensed Patents and the Foreground IP;

Back-up Compounds	means a Research Plan Compound, other than the Selected Candidate, resulting from the same Research Plan, and including any additional Compounds to be generated that result from any

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wildtype TCR identified during the performance of such Research Plan;

Biosimilar	is defined in Clause 13.6.2(b);

Change of Control
means, with respect to Immunocore, (a) the sale or disposition to an Acquiring Third Party of all or substantially all of the assets of Immunocore to which the subject matter of this Agreement relates meaning all of or substantially all of the Licensed Intellectual Property or its rights under this Agreement; or (b) (i) the acquisition by an Acquiring Third Party of more than fifty percent (50%) of the issued voting shares in Immunocore, or (ii) the acquisition, merger or consolidation of Immunocore with or into an Acquiring Third Party. A Change of Control will not include an acquisition or a merger or consolidation of Immunocore in which the holders of the voting shares in Immunocore, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of the voting shares in the Acquiring Third Party or the surviving entity in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation;

Clause 15.3.2 Enforcement	is defined in Clause 15.3.3;

Clinical Trial
means a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, or Phase IV Clinical Trial, as the case may be, and any clinical studies specifically including pediatric subjects, or any other equivalent, combined or other trial in which any Product is administered to a human subject;

CMC	means chemistry, manufacturing and control;

Co-Commercialization Agreement	is defined in Clause 9.2.1;

Co-Development Plan
means a program of work for the development of a Joint Selected Candidate; provided, that, for clarity, a “Co-Development Plan” will only be deemed to have been terminated, abandoned, or otherwise no longer being pursued in the event that Lilly has ceased, or taken a decision to cease, all, without any intention to resume any, activities with respect to all Research Compounds directed at the same Selected Target as the Joint Selected Candidate referred to in such plan prior to receipt of first Regulatory Approval for a Product that was the subject of such plan, regardless of whether Lilly describes a given Co-Development Plan as being “abandoned” or “replaced” by a subsequent plan for

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one or more Research Compounds directed at the same Selected Target as the Joint Selected Candidate referred to in such plan;

Co-Development Term	is defined in Clause 7.6.1;

CMO	means a Third Party with which a Party has contracted to conduct manufacturing (including process development and scale-up) of one or more Research Plan Compounds on behalf of such Party;

Commercial Milestone Event	is defined in Clause 13.5.1;

Commercial Milestone Payment	means the payments to be made on the Commercial Milestone Events and as set out in Clause 13.5.1;

Commercially Reasonable Efforts
means, on a Party-by-Party basis, that level of efforts and resources required to carry out a particular task or obligation in an active and sustained manner, consistent with the general practice followed by the Party required to use such efforts in the exercise of its reasonable business discretion relating to other pharmaceutical products owned by it, or to which it has exclusive rights, which are of similar market potential at a similar stage in their development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of products in development and in the marketplace, supply chain management considerations, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products (including pricing and reimbursement status achieved), and other relevant factors, including technical, legal, scientific and/or medical factors;

Completion
means (a) in relation to any Research Plan, Development Plan or Co-Development Plan, or any phase of any such plan, completion of all activities under such plan or phase of such plan including as relevant delivery of any final report; and (b) in relation to any Clinical Trial, provision of a final report in relation to such Clinical Trial in accordance with the applicable Clinical Trial protocol;

Compound
means a soluble protein that combines a high affinity TCR directed to a Selected Target with an effector function (for example, anti-CD3 scFv or diagnostic label function), including modifications to the relevant soluble protein (for example, half-life extended, improved potency variants, variants to improve stability, manufacturability or immunogenicity thereof);

Confidential Information
means proprietary information (of whatever kind and in whatever form or medium, including copies thereof), tangible materials or other deliverables (a) disclosed by or on behalf of a Party in connection with this Agreement, whether prior to or during the

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Term and whether disclosed orally, electronically, by observation or in writing, or (b) created by, or on behalf of, either Party and provided to the other Party, or created jointly by the Parties, in the course of this Agreement; provided, that, notwithstanding the foregoing, to the extent a Party is allocated ownership of Intellectual Property Rights embodied by or containing a given piece of information under this Agreement in accordance with Clause 15.1.2, such information shall be deemed to be solely the Confidential Information of such Party regardless of which Party initially disclosed or created such information;

Control or Controlled by
means the rightful possession by a Party, whether directly or indirectly and whether by ownership, license (other than pursuant to this Agreement) or otherwise, as of the Effective Date or during the Term, of the right (excluding where any required Third Party consent cannot be obtained) to grant a license, sublicense or other right to exploit as provided herein, without violating the terms of any agreement with any Third Party;

Covers or Covered or Covering
means, with respect to a particular Patent and in reference to a particular compound or product (whether alone or in combination with one or more other ingredients) that the use, manufacture, sale, supply, import, offer for sale of such compound or product would infringe a Valid Claim of such Patent in the absence of any license granted under this Agreement or in the case of a patent application would infringe the claim of such patent application if such patent application was a granted patent;

CPA Firm	is defined in Clause 14.7.2;

Development Costs	is defined in Clause 13.8.3;

Development Milestone	is defined in clause 13.4.1;

Development Plan
means a program for the development of a Selected Candidate and its related Back-up Compounds (if any) for which Lilly has sole responsibility as a result of Immunocore not exercising the Immunocore Co-Development Option or exercising any of its Opt-out Rights; provided, that, for clarity, a “Development Plan” will only be deemed to have been terminated, abandoned, or otherwise no longer being pursued in the event that Lilly has ceased, or taken a decision to cease, all, without any intention to resume any, activities with respect to all Research Compounds directed at the same Selected Target as the Selected Candidate referred to in such plan, prior to receipt of Regulatory Approval for a Product that was the subject of such plan, regardless of whether Lilly describes a given Development Plan as being “abandoned” or “replaced” by

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a subsequent plan for one or more Research Compounds directed at the same Selected Target as the Selected Candidate referred to in such plan;

Diagnostic Product	is defined in Clause 13.5.2;

Disclosing Party	is defined in Clause 17.6.2;

Dispute	is defined in Clause 21.1;

Effective Date	is defined in the Preamble;

Entity	is defined in Clause 3.1.1;

EU	means the member states of the European Union, or any successor entity thereto performing similar functions;

Exclusive License	is defined in Clause 10.2.2;

FDA	means the US Food and Drug Administration, or any successor entity thereto performing similar functions;

Field
means any and all uses, including human and animal therapeutic, palliative, prophylactic and diagnostic, but excluding any product that contains cells transfected with genes encoding TCRs or modified TCRs (whether transfected at the same time or by the same means as the genes encoding TCRs or modified TCRs or not);

First Commercial Sale
means, with respect to a particular Product in a given country, the first sale of such Product to a Third Party following the obtaining of Regulatory Approval for such Product in such country, excluding, however, any shipment or invoicing or other distribution of such Product for use (a) in a Clinical Trial, (b) on a named patient basis, (c) for compassionate use, (d) under Treatment IND, or (e) in any nonregistrational studies (e.g., an investigator initiated trial) and in each case where supply is free of charge or at cost of goods;

Foreground IP	means any Intellectual Property Rights created in the performance of this Agreement including under any Research Plan, Development Plan or Co-Development Plan;

FTE
means the equivalent of the work of one employee full time (equivalent to a twelve month period of work directly related to), including experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, conducting development activities, carrying out related management duties,

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writing up results for publications or presentation and attending or presenting appropriate education programs, seminars and symposia, and training (including health and safety training);

FTE Rate	means [***];

GMP
means all current good manufacturing practices applicable to biopharmaceuticals in the US and/or in the European Union, as are in effect from time to time during the Term and in each case as applicable to the activities being carried out under this Agreement;

GLP
means all applicable current Good Laboratory Practice standards for laboratory activities for pharmaceuticals, as set forth in the FDA’s Good Laboratory Practice regulations as defined in 21 C.F.R. Part 58 and/or the Good Laboratory Practice principles of the Organization for Economic Co-Operation and Development (“OECD”), and such standards of good laboratory practice as are required by the European Union and other organizations and governmental agencies in countries in which the relevant activity under this Agreement is being performed and in any event assuming that such data will be required to be submitted to the FDA;

GxP	means any of the following as applicable to this Agreement: GLP and GMP;

Grantback License	is defined in Clause 10.3.1(a);

HLA	means a human leukocyte antigen;

HLA Type	means a human leukocyte antigen type;

ImmTACs	is defined in the Background;

Immunocore	is defined in the Preamble;

Immunocore Background IP	means Background IP Controlled by Immunocore or its Affiliates;

Immunocore Co- Development Option	is defined in Clause 6.1;

Immunocore Foreground IP	means Foreground IP Controlled by Immunocore or its Affiliates, including Immunocore’s interest in Joint IP;

IND	means an investigational new drug application filed with the FDA pursuant to 21 CFR Part 312 before the commencement of clinical trials of a product, or any comparable or equivalent filing with any

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relevant regulatory authority in any other jurisdiction required before the commencement of any Clinical Trial;

Indemnitee	is defined in Clause 19.3;

Indemnitor	is defined in Clause 19.3;

Indication
means the intended use of a Product for either therapeutic treatment or for the prevention of a distinct illness, sickness, interruption, cessation or disorder of a particular bodily function, system, tissue type or organ, or sign or symptom of any such items or conditions, regardless of the severity, frequency or route of any treatment, treatment regimen, dosage strength or patient class, for which Regulatory Approval is being sought and which will be referenced on any Product labeling in any country. For clarity, (i) label extensions (including front-line, metastatic, adjuvant, etc.) and (ii) diagnostically defined subsets of a given indication shall not be deemed to be separate Indications;

Infringement	is defined in Clause 15.3.1;

Initial Targets	means the two (2) Targets identified in the fully executed Nomination Notices attached hereto as Exhibit H.

Intellectual Property Rights
means Patents, rights to inventions, copyrights and related rights, trademarks, trade names and domain names, rights in designs, rights in computer software, database rights, rights in confidential information (including know-how) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

JCC	is defined in Clause 2.4.1;

JDC	is defined in Clause 2.3.1;

Joint IP	is defined in clause 15.1.2(b);

JPT	is defined in Clause 2.5;

JRC	is defined in Clause 2.2.1;

JSC	is defined in Clause 2.6;

Joint Selected Candidate	means a Selected Candidate with respect to which Immunocore has exercised the Immunocore Co-Development Option relating to such Selected Candidate and has not exercised or been deemed

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to exercise any Opt-out Rights with respect to the Co-Development Plan covering such Selected Candidate (and any applicable Back-up Compounds);

Lead Candidate Criteria	is defined in Exhibit D;

Licensed Intellectual Property	means the Licensed Know-How and Licensed Patents;

Licensed Know-How
means, as Controlled by Immunocore or its Affiliates as of the Effective Date or during the Term, any Intellectual Property Rights specific to any Product or Research Plan Compound or provided by or on behalf of Immunocore for use in or used by either Party (or any of their Affiliates, subcontractors or sublicensees) in performing any Research Plan, Co-Development Plan or Development Plan, or performing any manufacturing or commercialization activities for such Product or Research Plan Compound, including all applicable Immunocore Controlled know-how contained in the Immunocore Background IP or the Immunocore Foreground IP, but in all cases excluding any Patents;

Licensed Patents
means any Patents Controlled by Immunocore or its Affiliates as of the Effective Date or during the Term and which Covers (a) a Product or Research Plan Compound or (b) any Licensed Know-How, including as applicable all Immunocore Controlled Patents contained in the Background IP or the Immunocore Foreground IP;

Lilly	is defined in the Preamble;

Lilly Background IP	means Background IP Controlled by Lilly and its Affiliates;

Lilly Buy-Out Fee	means [***].

Lilly Co-Development Option	is defined in Clause 5.1;

Lilly Foreground IP	means any Foreground IP Controlled by Lilly and its Affiliates, including Lilly’s interest in Joint IP;

Loss or Losses	is defined in Clause 19.1;

MAA or Marketing Approval Application
means a BLA, sBLA, NDA, sNDA and any equivalent thereof in the US or any other country or jurisdiction. As used herein: “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 600 et seq., for FDA approval of a Product and “sBLA” means a supplemental BLA; and “NDA” means a New Drug Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 314 et seq., for

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FDA approval of a Product and “sNDA” means a supplemental NDA;

Milestone Event	means Development Milestone-related events and/or Commercial Milestone Events, as applicable;

Net Sales
of a Product, means, for any period, the amount which reflects the gross invoice price of such Product sold by Lilly and/or its Sublicensees less the following deductions in relation to each Product, to the extent in each case such deductions are actually made and accounted for within Lilly and/or its Sublicensees accounts:

(a)      credits, reserves or allowances granted for damaged, outdated, returned, rejected, withdrawn or recalled Product;

(b)      trade, quantity and cash discounts allowed;

(c)      discounts, refunds, rebates, chargebacks, retroactive price adjustments, and any other similar allowances which effectively reduce the net selling price;

(d)      that portion of the sales value associated with, and reasonably attributable to, drug delivery systems and to the extent invoiced with a Product;

(e)      allowance for distribution expenses;

(f)       fees paid to wholesalers in connection with inventory management;

(g)      taxes imposed on any Product and paid by Lilly or an Affiliate or Sublicensee;

(h)      duties and any other governmental charges or levies imposed upon the import or export, or manufacture or sale of a Product, including the annual fee imposed on the pharmaceutical manufacturers by the US government (but, for clarity, excluding income or franchise taxes); and

(i)      any other similar and customary deductions which are in accordance with the Accounting Standards and which are consistently used by Lilly in connection with its public financial reporting requirements.

The supply of samples of Products to Third Parties will not constitute a Net Sale provided such supply of samples is [***] is made free of charge or at cost by Lilly or its Sublicensee. Notwithstanding the foregoing, the supply of Products for use (a) in a Clinical Trial, (b) on a named patient basis, (c) for compassionate use, (d) under Treatment IND, or (e) in any nonregistrational studies (e.g., an investigator initiated trial) shall not constitute a Net Sale provided such supply is in accordance

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with standard industry practices and such supply is free of charge or at cost of goods.

In the event that a Product is sold or supplied in combination (in the same package, at the same time, as an associated supply, as part of the same supply (including where pricing or consideration paid is linked to, dependent on or associated with any other supply or series of supplies) and including as a co-formulation) with one or more other active ingredients that are not the subject of this Agreement (a “Combination”), the following shall apply:

(i) where the Product is sold separately in the same country, the gross amount invoiced for such Product shall be calculated by multiplying the gross amount invoiced for such Combination by the fraction A/(A+B), where “A” is the gross amount invoiced for such Product sold separately and “B” is the gross amount invoiced for such other active ingredient(s) sold separately; and

(ii) where the Product is not sold separately, then the Net Sales applicable to the supply of such Product shall be a reasonable amount agreed by the Parties;

Net Sales Report	is defined in Clause 14.2;

New Product	is defined in Clause 12.3;

Next Generation Compound	means any Compound that is (i) not a Research Plan Compound, (ii) directed to a Selected Target and (iii) developed using Immunocore Background IP;

Nomination Notice	is defined in Clause 3.1.2;

Non-Disclosing Party	is defined in Clause 17.6.2;

Non-Validated Target	is defined in Clause 3.1.5(a);

Option Period	means a period starting on the Effective Date and expiring on the earlier of three (3) years from the Effective Date or two (2) years from the initiation of the second Research Plan hereunder;

Opt-Out Right	is defined in Clause 8.1.1;

Orphan Drug Designation	means designation of a pharmaceutical product as an orphan drug in accordance with EU: Regulation (EC) No. 141/2000 on orphan medicinal products or equivalent foreign legislation;

Party or Parties	is defined in the Preamble;

Patent(s)	means any and all patents and patent applications and any patents issuing therefrom or claiming priority to, worldwide, together with

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any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, reexaminations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing;

Phase I Clinical Trial
means a human clinical trial, the principal purpose of which is preliminary determination of safety of a Product in healthy individuals or patients as described in 21 C.F.R. §312.21(a), or similar clinical study in a country other than the US;

Phase II Clinical Trial
means a human clinical trial, the principal purpose of which is a preliminary determination of efficacy of a Product in patients being studied as described in 21 C.F.R. §312.21(b), or similar clinical study in a country other than the US; [***];

Phase III Clinical Trial
means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Product for one or more indications in order to obtain Marketing Approval of such Product for such indication(s), as further defined in 21 C.F.R. §312.21(c) or a similar clinical study in a country other than the US; [***];

Phase IV Clinical Trial
means a human clinical trial, or other test or study, of a Product for an Indication that is (a) commenced after receipt of the initial Regulatory Approval for such Indication in the country for which such trial is being conducted and that is conducted within the parameters of the Regulatory Approval for such Product for such Indication (and which may include investigator sponsored clinical trials), including a clinical trial conducted due to the request or requirement of a Regulatory Authority or as a condition of a previously granted Regulatory Approval, but shall not include any Phase III Clinical Trial (including any “Phase III(b)” trial), (b) an investigator sponsored clinical trial approved by the JCC that does not fall within the parameters of a Product’s Regulatory Approval, or (c) any REMS (Risk Evaluation and Mitigation Strategy)/RMP (Risk Management Plan) related study of a Product in a country in the Territory after Regulatory Approval of such Product has been obtained from an appropriate Regulatory Authority in such country. Phase IV Clinical Trials may include trials or studies conducted in support of pricing/reimbursement, epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance studies and health economics studies;

Product	means any pharmaceutical preparation containing, alone or in combination with one or more active ingredients, auxiliaries and/or

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additives, a (a) Selected Candidate (including a Replacement Back-up Compound in accordance with Clause 12.2), or (b) modified Selected Candidate provided that such modifications can be done without performance of any Reserved Activities. For clarity, “Product” does not include any “New Product”;

Project Co-Leader	is defined in Clause 2.2.1;

Proposed Target	is defined in Clause 3.1.2;

Prosecute or Prosecute and Maintain or Prosecution and Maintenance
means, with respect to a Patent, all activities associated with the preparation, filing, prosecution and maintenance of such Patent , as well as re-examinations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates and the like with respect to that Patent, together with the conduct of interferences, derivation proceedings, pre- and post-grant proceedings, the defense of oppositions and other similar proceedings with respect to that Patent;

Quality Agreement
means, as relevant in the context of this Agreement, a written agreement that documents the responsibilities and quality expectations between (a) Lilly and any internal or external supplier, contract manufacturer or service provider (including, to the extent applicable, Immunocore) or (b) Immunocore and any internal or external supplier, contract manufacturer or service provider;

Regulatory Approval
means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a Product (including approvals of, BLAs, investigational new drug applications, pre- and post-approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Products in a regulatory jurisdiction. In the US, Regulatory Approval means approval of any Marketing Approval Application or equivalent by the FDA. Regulatory Approval shall not include obtaining any pricing reimbursement or other pricing approval requirement;

Release	is defined in Clause 17.1;

Replacement Back-up Compound	means, with respect to a given Selected Target, a Back-up Compound that is being substituted for the Selected Candidate relevant to such Selected Target;

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Research License	is defined in Clause 10.1;

Research Plan	is defined in Clause 4.1.1;

Research Plan Compound	means a Compound or any wild-type TCR resulting from the performance of any Research Plan;

Research Term	is defined in Clause 4.3;

Reserved Activities	is defined in Clause 4.7;

Royalty	means the amounts specified in Clause 13.6.1, and as such amounts may be modified by the remainder of Clause 13.6;

Rules	is defined in Clause 21.2.1;

SAE	means a serious adverse effect resulting from any Clinical Trial or administration of Product;

Selected Candidate	means a Research Plan Compound selected by Lilly for further development in accordance with Clause 5.1;

Selected Target	is defined in Clause 3.1.3;

Sublicensee	means a Third Party or Affiliate who has been granted a sublicense under any license under this Agreement;

SUSAR	means a suspected unexpected serious adverse reaction resulting from any Clinical Trial or administration of a Compound, Product or any other ImmTAC to a human being;

Target
means the protein from which a peptide antigen is derived to form an HLA-peptide antigen epitope (including all HLA Types). A Target may be a pre-validated Immunocore protein from the Target Database or a non-validated protein suggested by Lilly;

Target Database	is defined in Clause 3.1.1;

TCR	means T-cell receptor;

Term	is defined in Clause 20.1;

Third Party	means any entity other than Immunocore or Lilly or an Affiliate of any of them;

Third Party Claims	is defined in Clause 19.1;

Third Party Infringement Claim	is defined in Clause 15.4.1;

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Third Party Partner	means any Third Party to whom Immunocore licenses the Immunocore Background IP in relation to the development of Compounds whether before or after the Effective Date;

Third Party Sequence	is defined in Clause 4.8.2(b);

Title 11	is defined in Clause 20.3;

Treatment IND	means treatment of a patient in accordance with an “Emergency Investigational New Drug Application” approval granted under 21 USC 312 or equivalent local law provision;

Unavailable Target	is defined in Clause 3.1.4;

US	means the United States of America and its territories and possessions;

Valid Claim
means, with respect to a particular country, a claim in an unexpired Patent within the Immunocore Foreground IP in such country that has not lapsed or been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been admitted to be invalid or unenforceable through re-examination, re-issue, disclaimer or otherwise, or lost in an interference proceeding; and

VAT	means, in the EU, value added tax calculated in accordance with Council Directive 2006/112/EC and, in a jurisdiction outside the EU, any equivalent tax.

ARTICLE 2     GOVERNANCE

2.1
Governance Generally. Up to three (3) voting committees (the JRC, JDC and JCC) may be formed, and three (3) non-voting teams (each, a JPT) will be set up, to govern and act as reporting bodies during the Term. Subsequently, an additional oversight committee (the JSC), and/or reporting body (AAC), may be established to provide an overarching governance structure as a Product progresses from development stage to commercial stage (depending on whether such Product includes a Selected Candidate or a Joint Selected Candidate).

2.2	Joint Research Committee.

2.2.1
Formation and Composition. As soon as reasonably possible and in any event within [***] after the Effective Date, Immunocore and Lilly shall establish a joint research committee (the “JRC”) to monitor and coordinate the communication and activities of both Parties under the Research Plans. The JRC shall be composed of at least [***] but no more than [***] representatives designated by each Party and in each case an equal number of representatives from each Party. Representatives must be

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appropriate for the tasks then being undertaken and the stage of research or pre-clinical development relevant to any Research Plans, in terms of their seniority, decision-making authority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JRC contact (“Project Co-Leader”). Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers may attend meetings of the JRC but shall have no right to vote on any decisions of the JRC.

2.2.2	JRC Responsibilities. In addition to its overall responsibility for monitoring the activities of the Parties under any Research Plan, the JRC shall, in particular:

(a)	work to resolve any disputes, controversy or claim between the Parties arising during the performance of any Research Plan and related to the matters under the authority of the JRC;

(b)	review and approve the allocation of resources and efforts necessary to perform the Research Plans to the extent not agreed by the applicable JPT;

(c)	review and approve any material amendments to any Research Plan proposed by the applicable JPT;

(d)
upon Acceptance of a Selected Target and prior to finalizing the Research Plan for such Selected Target, review and approve the initial Lead Candidate Criteria for such Selected Target to be included in such Research Plan;

(e)
prepare and approve, or review and approve to the extent initially prepared by the applicable JPT, modifications and/or additions to the Lead Candidate Criteria applicable to a given Selected Target and Research Plan;

(f)	oversee the implementation of the Research Plans;

(g)	ensure that each Party is informed regarding all material activities performed by the other Party under any Research Plan;

(h)	maintain a list of all Research Plan Compounds identified under each Research Plan;

(i)
review each Research Plan Compound for compliance with Lead Candidate Criteria and assess viability of any Research Plan Compound which does not meet or otherwise is not in compliance with the Lead Candidate Criteria in accordance with Clause 5.1 and discuss selection of Research Plan Compounds as Selected Candidates by Lilly; and

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(j)	perform such other functions as may be agreed to by the Parties (in each case subject to Clause 2.3) or as specified in this Agreement.

2.2.3
Decision making for JRC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to a Research Plan through its respective Project Co-Leaders and/or the applicable JPT before it is brought before the JRC for resolution. With respect to the responsibilities of the JRC, each Party shall have one vote on all matters brought before the JRC. The JRC shall operate as to matters within its responsibility by unanimous vote. Each Party shall make decisions in good faith [***]. If the JRC is unable to achieve a unanimous vote within [***] days of any matter being brought before the JRC, then such matter may be referred to senior managers under Clause 21.1 at either Party’s discretion; provided, that, for clarity, the arbitration provisions in Clause 21 shall not apply and, unless otherwise provided explicitly in this Agreement, neither Party shall have final decision-making authority with respect to such matter. Unless otherwise provided explicitly in this Agreement, where (i) any JRC decision relates to a change to a Research Plan other than under the following Clause 2.2.3(ii) then in the absence of any decision being reached by the JRC, such Research Plan shall continue as un-amended; or (ii) any JRC decision that relates to a change in a given Research Plan as a result of a technical or safety issue that makes continuation of such plan impractical without change and such decision is not made within a period of [***] days of referral to the senior managers, the Research Plan shall be deemed Completed and the provisions of Clause 5.1 shall apply irrespective of whether a final report has been delivered; provided, that, in the event that Lilly does not exercise its right to further develop a Research Plan Compound arising out of such Research Plan, Immunocore shall have no right to develop, or grant any rights to any Affiliate or Third Party to develop, any Research Plan Compounds arising out of such Research Plan. Any JRC decisions are subject to the following: (i) neither the JRC nor either Party shall have the authority to amend or modify, or waive its own compliance with, this Agreement; and (ii) Immunocore shall not be entitled to withhold its consent to changes in any Research Plan where the change results in an increase in FTE effort of [***] or less of the total FTE effort that Immunocore is already committed to provide under the applicable Research Plan in any given [***] month period. FTE effort shall be calculated based on the FTE Rate and the amount of time that a given activity is reasonably projected to take.

2.3	Joint Development Committee.

2.3.1
Formation and Composition. As soon as reasonably possible after exercise by both (i) Lilly, of a Lilly Co-Development Option, and (ii) Immunocore, of an Immunocore Co-Development Option, and, in any event within [***] after exercise of such options, Immunocore and Lilly shall establish a Joint Development Committee (the “JDC”) to monitor and coordinate the communication and activities of both Parties relating to the development of all Joint Selected Candidates. The JDC shall be composed of at least [***] but no more than [***] representatives designated by each Party and in each case an equal number of representatives from each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of research or clinical development, in terms of their seniority, decision-making authority, availability, function

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in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JDC contact. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers may attend meetings of the JDC but shall have no right to vote on any decisions of the JDC.

2.3.2
JDC Responsibilities for a Co-Development Plan. The JDC shall have overall responsibility for monitoring the activities of the Parties under this Agreement during development (including Clinical Trials) of any Joint Selected Candidates or Products containing any Joint Selected Candidates (including any relevant Back-up Compounds directed to the same Selected Target as the Joint Selected Candidates). The JDC shall, in particular:

(a)	work to resolve any disputes, controversy or claim related to the matters under the authority of the JDC;

(b)	approve each Co-Development Plan and any changes to a Co-Development Plan, including updating a Co-Development Plan;

(c)	monitor performance of any Co-Development Plan;

(d)	review annual budget updates provided by Lilly in relation to each Co-Development Plan and review and approve any changes to an approved budget;

(e)	review any data arising from any Clinical Trials being conducted under a Co-Development Plan, including any SUSARs and SAEs;

(f)
discuss any material regulatory submissions or material correspondence related to Products containing a Joint Selected Candidate (and, prior to receipt of the first Regulatory Approval for such a Product, at a Party’s request, provide the JDC copies of such regulatory submissions and correspondence to the extent related to the US, the United Kingdom, Spain, Italy, France or Germany)

(g)
discuss protocols for any Clinical Trial of a Product containing a Joint Selected Candidate, including patient numbers, location numbers, Clinical Trial site and any modifications or amendments to such protocols;

(h)
receive reports on any investigation or audit carried out by either Party or by any Regulatory Authority, to the extent such investigation or audit is initiated in connection with any Joint Selected Candidate or Back-up Compound with respect thereto or any facility used for the manufacture of such or any Clinical Trial involving such Research Plan Compounds; and

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(i)	report on the progress of any corrections to any identified non-compliances with Applicable Laws to the extent relevant to any Co-Development Plan.

2.3.3
JDC Responsibilities for a Development Plan. Where Immunocore has not exercised its Co-Development Option in relation to any Selected Candidate (in which case the following shall apply from expiry of the period for exercise of the Co-Development Option) or where it exercises any Opt-Out Right in relation to any Joint Selected Candidate (in which case the following shall apply from date of exercise of such Opt-Out Right), the JDC shall have no responsibilities related to such Selected Candidate, which Selected Candidate shall become subject to the jurisdiction of the AAC in accordance with Clause 2.7.

2.3.4	JDC Decision Making.

(a)
Provided Immunocore has exercised its Co-Development Option and up until the time that it exercises any Opt-Out Right, each Party will discuss and attempt to resolve any potential or evolving disagreement related to any Co-Development Plan through their primary contacts or Alliance Managers before it is brought before the JDC. With respect to the responsibilities of the JDC, each Party shall have one vote on all matters brought before the JDC and the JDC shall operate by unanimous vote. If the JDC is unable to achieve unanimity within [***] of any dispute being brought before the JDC, such matter may be referred to senior managers under Clause 21.1 at either Party’s discretion. Where any dispute remains unresolved for a further [***] after such referral, Lilly shall have the deciding vote, save that (a) Lilly shall not be able to make any amendments to the terms of this Agreement without Immunocore’s prior written agreement; and (b) to the extent that Immunocore is to perform any activities under a given Co-Development Plan, Lilly shall not be entitled to require Immunocore to increase any work effort under such Co-Development Plan by more than [***] of the total FTE obligation for Immunocore in any twelve (12) month period where Immunocore does not have sufficient internal resources to conduct such activities [***]; (c) any increase in budget will be subject to Clause 7.4; and (d) Lilly shall not be entitled to require that Immunocore perform any activity under the Co-Development Plan where Immunocore has not previously agreed to perform such activity under the Co-Development Plan (and save as provided under Clause 4.7). Each Party shall make decisions within the JDC in good faith.

(b)
Where Immunocore has not exercised the Co-Development Option in relation to any Selected Candidate (in which case the following shall apply from expiry of the period for exercise of the Co-Development Option) or where it exercises any Opt-Out Right in relation to any Joint Selected Candidate (in which case the following shall apply from date of exercise of such Opt-Out Right), Lilly shall take full responsibility for the Development Plan and all development, regulatory, manufacturing and commercialization matters relating to the relevant Selected Candidate (including any other Compounds developed as part of the Research Plan resulting in the Selected Candidate) and shall have

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sole decision making authority in relation to the performance of such activities. Clause 2.3.4(a) shall continue to apply in relation to any remaining Co-Development Plans.

2.4	Joint Commercialization Committee.

2.4.1
Formation and Composition. In the event that Lilly initiates a Phase III Clinical Trial for a Joint Selected Candidate, [***], Immunocore and Lilly shall establish a joint commercialization committee (the “JCC”). As of the Effective Date, the Parties anticipate that the JCC will monitor and coordinate the communication and activities of both Parties relating to the further supply, manufacture and commercialization of such Joint Selected Candidate, and any subsequent Joint Selected Candidates that enter Phase III Clinical Trials. Unless otherwise set forth in the Co-Commercialization Agreement, the JCC shall function in accordance with the remainder of this Clause 2.4 (for clarity, to the extent this Clause 2.4 is inconsistent with the Co-Commercialization Agreement, the Co-Commercialization Agreement shall control). The JCC shall be composed of at least [***] but no more than [***] representatives designated by each Party and in each case an equal number of representatives from each Party. Representatives must be appropriate for the tasks then being undertaken and the stage of development and commercialization, in terms of their seniority, decision-making authority, availability, function in their respective organizations, training and experience. Each Party shall designate one of its representatives as its primary JCC contact. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. The Alliance Managers may attend meetings of the JCC but shall have no right to vote on any decisions of the JCC.

2.4.2
JCC Responsibilities. In addition to its overall responsibility for monitoring the activities of the Parties under this Agreement with respect to Joint Selected Candidates following completion of Phase III Clinical Trials thereof and during the supply, manufacture and commercialization of Joint Selected Candidates resulting from such Phase III Clinical Trials, the JCC shall, in particular, with respect to each Joint Selected Candidate (and Products containing such Joint Selected Candidates):

(a)	review and approve a worldwide commercialization plan;

(b)	review and approve changes to the worldwide commercialization plan;

(c)	provide consultation to the JDC regarding the Co-Development Plan, and amendments thereto, pertaining to Joint Selected Candidates (and Products containing such Joint Selected Candidate);

(d)	receive reports regarding material submissions to Regulatory Authorities pertaining to Joint Selected Candidates (and Products containing such Joint Selected Candidate), as needed;

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(e)	review manufacturing and commercial supply plans pertaining to Joint Selected Candidates (and Products containing such Joint Selected Candidate);

(f)
review and, to the extent permitted by Applicable Laws, approve any applicable policies with respect to pricing reimbursement required for sale and supply of any Product containing a Joint Selected Candidate;

(g)
subject to the Co-Commercialization Agreement, discuss and agree to mechanisms for co-promotion in those specific countries where co-promotion will occur in accordance with the Co-Commercialization Agreement;

(h)	discuss pre-marketing and marketing activities pertaining to Joint Selected Candidates (and Products containing such Joint Selected Candidate);

(i)	discuss launch of Joint Selected Candidates (and Products containing such Joint Selected Candidate);

(j)	receive from Lilly reports on Net Sales of Joint Selected Candidates (and Products containing such Joint Selected Candidate); and

(k)	perform such other responsibilities as are assigned to the JCC in this Agreement or in the Co-Commercialization Agreement.

2.4.3
Decision making for JCC. Each Party will discuss and attempt to resolve any potential or evolving disagreement related to commercialization of any Joint Selected Candidates (and Products containing such Joint Selected Candidate) through its Alliance Managers before it is brought before the JCC for resolution. With respect to the responsibilities of the JCC, each Party shall have one vote on all matters brought before the JCC. Each JCC shall operate as to matters within its responsibility by unanimous vote. Each Party shall make decisions in good faith. If the JCC is unable to achieve unanimity within [***] of any dispute being brought before the JCC, such matter may be referred to senior managers under Clause 21.1 at either Party’s discretion. Where any dispute remains unresolved for a further [***] days after such referral, Lilly shall have the deciding vote (subject to Exhibit G and Article 9 below). The JCC shall meet at least [***] or such other frequency as may be reasonable and necessary during the commercialization of any Joint Selected Candidates (and Products containing such Joint Selected Candidate).

2.5
JPT. The Parties shall also set-up up to three (3) joint project teams (each, “JPT”) [***] each Selected Target. Each JPT shall be specific to a Selected Target and to the corresponding Research Plan, save that the Parties may nominate the same representatives to be present on more than one JPT. The JPT for each Selected Target and Research Plan shall be responsible for governing the day to day performance of the relevant Research Plan including ensuring that activities thereunder are performed in accordance with the approved timelines and budgets and, as relevant, agreeing to any non-material changes to such Research Plan and for producing the final report and recommendations on completion of the relevant Research Plan. The Parties shall each nominate up to [***] representatives  (and  in  each  case  an  equal

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number of representatives) to represent it on each JPT. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. The JPT shall report regularly to the JRC. The final report and recommendations following completion of any Research Plan shall be provided to the JRC within a maximum of [***] following completion of the relevant Research Plan and the Parties shall provide all support to the applicable JPT as may be reasonably necessary to meet such timelines. The first order of business for each JPT shall be to prepare a detailed Research Plan related to the applicable Selected Target in accordance with Clause 4.1.

2.6
JSC. In the event that [***] both the JDC and JCC will be in existence and the Parties shall also set up a joint steering committee (“JSC”) as soon as possible after formation of the JCC. The JSC shall serve as an overarching governance forum through which either Party, or any of the JRC, JDC or JCC may escalate a dispute, in each case for so long as such committee(s) are in existence.  The Parties shall each nominate up to three (3) representatives (and in each case an equal number of representatives) to represent it on the JSC. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. In the event that the JSC is formed, each of the JRC, JDC and JCC, in each case for so long as such committee(s) are in existence, shall report regularly to the JSC, as relevant and depending on the stage of development of any Joint Selected Candidates (and Products containing such Joint Selected Candidates). The JSC shall be an advisory committee only with respect to Joint Selected Candidates (and Products containing such Joint Selected Candidates), with decision-making authority relating to Joint Selected Candidates (and Products containing such Joint Selected Candidates) sitting with the JDC or JCC, as applicable.

2.7
Alliance Advisory Committee. In the event that Immunocore does not exercise its Co-Development Option with respect to any Selected Target, then the JDC and JCC shall, as it relates to Products directed to Selected Targets, never form in the first place, or, if Immunocore exercises an Opt-Out Right to any Selected Targets, shall be dissolved in accordance with Clause 2.9 and the Parties shall also set up an alliance advisory committee (“AAC”), with respect to Products directed to such Selected Target, as soon as possible after the later of the dissolution of the JDC or the JRC. The AAC shall serve as a forum for (i) the Parties to generally discuss matters hereunder, (ii) Lilly to provide executive updates with respect to its development and commercialization activities hereunder, (iii) Immunocore to provide executive updates regarding its progress in conducting any Clinical Trials relating to Compounds or ImmTACs other than those being developed by Lilly (subject to any Third Party confidentiality constraints, which in any event will not prohibit Immunocore from providing updates related to safety or efficacy), and (iv) the Parties to provide reports on any SUSARs, or other information which might be relevant to Immunocore’s or Lilly’s conduct of Clinical Trials relating to any Compounds or ImmTACs in each case as relevant to the Selected Candidate (including any Back-up Compounds) and material SAEs to the extent they are or could be generally applicable

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to Compound or ImmTAC development; and (v) Lilly to provide an update of its planned activities and further development of the Selected Candidate (and any relevant Back-up Compounds) including an indication of when milestones, if any, will occur over the [***] after the date of the update. The Parties shall each nominate up to [***] representatives (and in each case an equal number of representatives) to represent it on the AAC. Each Party may replace its representatives from time to time upon written notice to the other Party; provided, however, if a Party’s representative is unable to attend a meeting, such Party may designate an alternate to attend such meeting by providing notification in writing to the other Party’s representatives and following provision of such written notification the alternate will be entitled to perform the functions of such representative. The Parties shall each respond to any reasonable questions raised at the AAC and shall otherwise provide the reports and updates specified in this Clause 2.7. The AAC shall be a forum for discussion only, and Lilly shall, subject to the terms and conditions of this Agreement, solely control all decisions related to the Selected Candidates (including any Back-up Compounds) and Products.

2.8	Meetings.

2.8.1
JRC and JDC Meetings. During the course of any Research Plans or Co-Development Plan, the JRC or JDC shall meet [***], or via teleconference or otherwise, in each case as agreed by the JRC or JDC. Where possible meetings will be held by telephone conference with only [***] meetings per year being face to face and at either Immunocore’s or Lilly’s facility, unless the Parties decide otherwise. Where necessary, for example to resolve any dispute or to agree changes to any Research Plan or Co-Development Plan, the JRC or JDC shall meet more frequently.

2.8.2
JSC and JCC Meetings. During the course of any Co-Development Plan that has entered Phase III Clinical Trials, and thereafter for so long as there remains at least on Joint Selected Candidate, the JSC or JCC shall meet [***], or via teleconference or otherwise, in each case as agreed by the JSC or JCC. Where possible meetings will be held by telephone conference with only [***] meetings per year being face to face and at either Immunocore’s or Lilly’s facility, unless the Parties decide otherwise. Where necessary, for example to resolve any dispute or to agree changes to any Research Plan, Co-Development Plan, or Co-Commercialization Plan, as applicable, the JSC or JCC shall meet more frequently.

2.8.3
AAC Meetings. Where there are any Selected Candidates (or Products containing such Research Plan Compounds) in existence and as a result the AAC has been formed, the AAC shall meet at least [***] per year via teleconference or otherwise and [***] shall be held face to face at either Immunocore’s or Lilly’s facility (such facility to alternate between the Parties), unless the Parties decide otherwise.

2.8.4
Meeting Agendas and Minutes. Not later than [***] after each of the JRC, JDC, JCC, JPT, JSC and/or AAC, as applicable, are formed the respective committees shall each hold an organizational meeting by videoconference or teleconference to establish their respective operating procedures, including establishment of agendas, and preparation and approvals of minutes. The Parties shall alternate responsibility for taking the meeting minutes; provided, that Lilly shall be responsible for taking the meeting minutes

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at the first meeting of each committee or team.  Meeting minutes shall be sent to both Parties promptly (and in any event within [***] after a meeting for review, comment and approval by each Party. Where minutes are not approved by both Parties, the dispute shall be resolved at the next committee or team meeting. A decision that is made at any meeting shall be recorded in meeting minutes.

2.8.5
General. Employees of each Party other than its nominated committee or team representatives may attend meetings of the JRC, JDC, JCC, JPT, JSC or AAC, as applicable, as non-voting participants. A Party’s consultants and advisors involved in a Research Plan or Co-Development Plan may attend meetings of the JRC, JDC, JCC, JPT or JSC as non-voting observers; provided that such consultants and advisors are under obligations of confidentiality and non-use applicable to the Confidential Information of the other Party as required by Clause 16.3(e). Each Party shall be responsible for all of its own expenses of participating in the JRC, JDC, JCC, JPT, JSC or AAC. In addition each Party may nominate the same individuals as representatives on multiple committees.

2.9	Dissolution.

2.9.1
Dissolution JRC. When all of the Lilly Co-Development Options have been exercised or where such options have not been exercised but such Lilly Co-Development Options have expired or are otherwise not capable of exercise by Lilly, the JRC will have no further responsibilities or authority under this Agreement and the JRC will be deemed dissolved by the Parties.

2.9.2
Dissolution JDC. In the event that the JDC is initially formed, the JDC shall continue for so long as there is any Joint Selected Candidate (or Products containing such Research Plan Compounds) and, at such time as there are no Joint Selected Candidates (or Products containing such Research Plan Compounds), the JDC will have no further responsibilities or authority under this Agreement and the JDC will be deemed dissolved by the Parties.

2.9.3
Dissolution JCC. In the event that the JCC is initially formed, the JCC shall continue for so long as there is any Joint Selected Candidate (or Products containing such Research Plan Compounds) undergoing Phase III Clinical Trials and/or being commercialized hereunder and, at such time as there are no Joint Selected Candidates (or Products containing such Research Plan Compounds) undergoing Phase III Clinical Trials and/or being commercialized hereunder, the JCC will have no further responsibilities or authority under this Agreement and the JCC will be deemed dissolved by the Parties. The JCC will also be deemed dissolved by the Parties if all Co-Development Plans are terminated or if all Products resulting from any Co-Development Agreement fail to obtain Regulatory Approval in any country.

2.9.4	Dissolution JPT. Each JPT will be deemed dissolved by the Parties on completion or termination of the applicable Research Plan.

2.9.5	Dissolution JSC. In the event that the JSC is initially formed, the JSC shall continue for so long as the JDC and JCC continue to exist and, at such time as either the JDC

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or JCC have dissolved in accordance with this Clause 2.9, the JSC will have no further responsibilities or authority under this Agreement and the JSC will be deemed dissolved by the Parties.

2.9.6
Dissolution AAC. In the event that the AAC is initially formed, the AAC shall continue for so long as Lilly is developing or commercializing any Selected Candidate (or Products containing such Research Plan Compounds) and, at such time as Lilly is no longer developing or commercializing any Selected Candidate (or Products containing such Research Plan Compounds) the AAC will have no further responsibilities or authority under this Agreement and the AAC will be deemed dissolved by the Parties.

2.10
Alliance Managers. Within [***] of the Effective Date, each Party shall appoint an Alliance Manager to be the principal point of contact for communications under this Agreement. The Alliance Managers shall facilitate the flow of information and collaboration between the Parties and assist in the resolution of potential and pending issues and potential disputes in a timely manner to enable the JRC, JDC, JCC, JPTs, JSC and AAC, in each case for so long as such committee(s) are in existence, and the Parties to reach consensus and avert escalation of such issues or potential disputes. Either Party may replace its Alliance Manager at any time upon prior written notice (including by email) to the other Party’s Alliance Manager. Each Party shall ensure that its Alliance Manager is capable of performing the obligations required of an Alliance Manager under this Agreement.

ARTICLE 3     SELECTION OF TARGET

3.1	Selected Targets.

3.1.1
Target Database. Until the earlier of (a) expiry of the Option Period or (b) Acceptance of three (3) Proposed Targets, Immunocore will provide Lilly access to an electronic data-room with information on all Targets evaluated by Immunocore and available for nomination as a Selected Target from time to time (“Target Database”). Lilly understands and accepts that the same Target Database will be made available to Lilly and all Third Party Partners (each an “Entity”). Immunocore and Lilly shall work together after the Effective Date to ensure that Lilly can access the Target Database and to agree the nomination and Acceptance of the third Selected Target and, subsequently to agree upon a written Research Plan for such Selected Target, with the first two (2) Selected Targets (i.e., the Initial Targets) being Accepted as of the Effective Date in accordance with Clauses 3.1.2 and 3.1.3. Immunocore may add or remove Targets from the Target Database during the period in which Lilly has access to the Target Database, however any removal from the Target Database may only be done where the Target would satisfy the requirements for an Unavailable Target as provided under Clause 3.1.4(a).

3.1.2
Selected Target Identification. The Parties shall consult on and discuss at the JRC any Target being considered for selection. The JRC shall agree which Target will be selected, save that where following referral to senior managers in accordance with Clause 2.2.3 no decision is made, Lilly shall have final decision making authority with respect to selection of Target. At any time during the Option Period, Lilly may notify Immunocore in writing in the form set out in Exhibit B that Lilly wishes to nominate a

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particular Target (the “Proposed Target”) as a Selected Target (“Nomination Notice”). The Nomination Notice shall become effective on the date Immunocore receives the Nomination Notice. Lilly may nominate a maximum of three (3) Proposed Targets. Immunocore understands that Lilly has nominated the Initial Targets and Immunocore acknowledges receipt of the Nomination Notices set out in Exhibit H in relation to the two (2) Initial Targets as of the Effective Date.

3.1.3
Proposed Target Available as a Selected Target. Immunocore shall have a maximum period of [***] within which to accept or reject the Nomination Notice by returning a signed version of the relevant Nomination Notice to Lilly specifying whether accepted or rejected, and if rejected, the reasons therefor. Immunocore will accept the Nomination Notice (“Acceptance”) unless the Proposed Target meets any of the criteria set forth in Clause 3.1.4(a), in which case it will reject the Nomination Notice by written notice to Lilly, which notice shall specify whether rejection is under (a) Clauses 3.1.4(a)(i) or (ii) (without specifying the exact sub-clause concerned); or (b) alternatively is under Clause 3.1.4(a)(iii) (and, if under Clause 3.1.4(a)(iii), then Immunocore will also provide the specific reasons for such rejection). Acceptance shall be deemed to occur on the date of Immunocore’s signature on the Nomination Notice. On Acceptance the Proposed Target shall thereafter be designated as a “Selected Target” and such Selected Target shall be removed from the Target Database (to the extent such Target was present in the Target Database). Notwithstanding the foregoing, Lilly understands that Immunocore has Accepted the Initial Targets and Immunocore acknowledges providing, and Lilly acknowledges receipt of, Immunocore’s executed Acceptance of the Nomination Notices set out in Exhibit H in relation to the two (2) Initial Targets (i.e., Selected Targets) as of the Effective Date.

3.1.4	Proposed Target Not Available as a Selected Target.

(a)	Unavailable Target. If Lilly nominates a Proposed Target as a Selected Target during the Option Period, then Immunocore shall have the right to reject such request if and only if:

(i)	[***];

(ii)	[***]; or

(iii)	[***].

Where Immunocore rejects the Nomination Notice, the Proposed Target shall be designated as an “Unavailable Target”.

(b)	Subsequently Available Target.

(i)
Unavailable Targets under Clause 3.1.4(a) (i) or (ii). If an Unavailable Target that was the subject of Clauses 3.1.4(a) (i) or (ii) above subsequently becomes available for license (each, an “Available Target”), Immunocore shall provide prompt written notice [***].

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(ii)	Unavailable Targets under Clause 3.1.4(a)(iii). With respect to an Unavailable Target that was rejected under Clause 3.1.4(a)(iii) above, Immunocore [***] Target (each, an “Available Target”). [***].

3.1.5	Target Validation.

(a)
Lilly may request that Immunocore validate any Target which is not present in the Target Database (“Non-Validated Target”) prior to Lilly nominating such a Target. Any request for validation shall be made in writing to Immunocore and shall specify details related to the Non-Validated Target. Immunocore shall accept or reject such Non-Validated Target request within [***] of receipt of such request from Lilly; provided, that Immunocore may only reject a Non-Validated Target as a result of such Target being [***]. Where Immunocore rejects any request it shall provide its underlying reasons for such rejection and Clause 3.1.4 (to the extent relevant) shall control with respect to any such Unavailable Target/Non-Validated Target. Such request may only be made prior to Acceptance of three (3) Selected Targets. For clarity, (1) where the reason for rejection is provided under Clause 3.1.5(a)(ii), Clause 3.1.4(b) will not apply to such a rejected Non-Validated Target; provided, that, if Lilly requests that Immunocore notify Lilly if such Non-Validated Target becomes available for validation, Immunocore shall so notify Lilly promptly following such Non-Validated Target becoming available for validation; and (2) where Lilly elects to continue with a Non-Validated Target given the communication of restrictions by Immunocore under (B) above, any license or rights granted in relation to such Non-Validated Target will be subject to the communicated, written, restrictions.

(b)
Provided Immunocore has not notified Lilly under Clause 3.1.5(a) that a Non-Validated Target is also an Unavailable Target or under Clause 3.1.5(a)(ii), Immunocore shall carry out validation of the Non-Validated Target. Such validation shall be carried out by Immunocore and shall incorporate the validation steps routinely carried out by Immunocore for validation of the Targets in the Target Database. Immunocore shall carry out such validation as soon as reasonably possible after expiry of the [***] period under Clause 3.1.5(a) above. Immunocore shall provide to Lilly a report on completion of the validation setting out the data obtained and including Immunocore’s view on whether such data suggests that the Target is viable or not.

(c)
Immunocore shall be obliged to carry out a maximum of [***] validations of Non-Validated Targets. Any further validation shall be subject to prior written agreement by the Parties and will be subject to payment by Lilly for any Immunocore time, effort and cost reasonably incurred in performing any further validation work at the FTE Rate and subject to any other terms and conditions that the Parties may agree.

(d)	Without limiting the foregoing and notwithstanding anything to the contrary herein, Immunocore shall not pursue any internal development programs

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related to any Non-Validated Targets preliminarily discussed with Lilly for a period of no less than [***] from notification of name of Non-Validated Target at JRC or JDC or in such other matter as it is documented that Lilly has identified such Non-Validated Target to Immunocore so as to afford Lilly the opportunity to make a final decision as to whether to request validation of the Target.

ARTICLE 4     RESEARCH PLAN

4.1	Research Plan.

4.1.1
Within [***] after Acceptance (or such longer time as mutually agreed) with respect to a given Target, and with respect to the Initial Targets, as soon as practicably possible following the Effective Date, the JPT shall draft and agree upon a research plan (“Research Plan”) for the generation of Compounds directed to the relevant Selected Target and which plan is intended to generate the data necessary to support an IND filing for at least one Selected Candidate.

4.1.2	Under each Research Plan, Immunocore shall use Commercially Reasonable Efforts to develop:

(a)	at least [***] validated wild-type TCRs directed to the Selected Target;

(b)	further develop at least [***] of the Research Plan Compounds identified in the foregoing sub-clause (a) through TCR affinity maturation and through [***];

(c)	at least [***] additional Research Plan Compound identified in the foregoing sub-clause (a) through [***]; and

(d)
in addition to the Research Plan Compounds identified in the foregoing sub-clause (a), at the request of Lilly, at least [***] additional Research Plan Compounds  as  Replacement  Back-up Candidates through [***]; provided, that the activities under this sub-clause (d) shall be reimbursed by Lilly at the FTE Rate.

4.1.3
It is anticipated that at least [***] of such Research Plan Compounds under Clause 4.1.2 will satisfy the Lead Candidate Criteria, while any other Research Plan Compounds will become Back-up Compounds. The Research Plan shall, unless otherwise agreed by the Parties (including through the JRC) include the information outlined in the Research Plan Template set out in Exhibit C, as well as specific timelines, FTE allocations and delegations of research activities to be performed by the Parties.

4.1.4
The JRC may amend in writing the Research Plans from time to time. It is envisioned that after designation of a Selected Target, Immunocore will initially focus on conducting [***] (as such concepts are described in Exhibit C) in relation to Compounds directed to the Selected Target. Exhibit C sets out other responsibilities of each Party but may be amended for any particular Research Plan. There may be other activities

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under a given Research Plan which are designated for Lilly to perform; provided, that Lilly shall not be entitled to conduct any of the Reserved Activities.

4.2
Subcontractors. Each Party may subcontract portions of its work under the Research Plan to (i) any Affiliate or (ii) Third Parties; provided, (a) there are no objections from the other Party regarding the use of said subcontractor, and (b) such subcontract is in writing and is consistent with the terms and conditions of this Agreement including the confidentiality provisions of Article 16 and any rights granted to such subcontractor are restricted to only those rights necessary for performance by such subcontractor of the portions of work on behalf of the relevant Party. The sub-contracting Party will remain responsible (at its cost) for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement. Each Party shall notify the other Party of any sub-contractor appointments. In addition, [***]. Lilly understands that the sub-contractors listed in Exhibit F are required for performance of the Research Plan for the Initial Targets [***]. Quality Agreements must be established with any subcontractor performing GMP activities prior to them supplying materials or services supporting any relevant GMP activities under any Research Plan.

4.3
Research Term. The research term for a particular Selected Target shall commence on Acceptance, and shall continue, unless earlier terminated in accordance with Article 20, until the completion or waiver of all the tasks set out in the Research Plan and provision of final report by Immunocore (on a Selected Target-by-Selected Target basis, the “Research Term”). During the Research Term, each Party shall be responsible for its own costs associated with the activities it conducts under the Research Plan. The final report for each Research Plan shall (i) identify all relevant data necessary for assessment by the JRC of whether the Lead Candidate Criteria have been met by any Research Plan Compound and (ii) include such data and research records that have been compiled and which may be required to support an IND filing for any Research Plan Compound that becomes a Selected Candidate or Joint Selected Candidate.

4.4
Multiple Selected Targets. Immunocore shall initiate work on the Research Plans for Lilly’s first Initial Target within [***] of the Effective Date or such later date on which the Research Plan is agreed. For the second and third Selected Targets, Immunocore shall use Commercially Reasonable Efforts to start all Research Plans as quickly as possible following agreement of each respective Research Plan, save that Immunocore may in its sole discretion delay the start of any Research Plan other than the first Research Plan for a maximum of [***] from the start of any previous Research Plan.

4.5	Reports; Records; and Inspections.

4.5.1
Progress Reports. Each Party shall keep the other Party informed of its activities under each Research Plan and shall provide to the other Party’s representatives on the JRC regular written summary updates at each JRC meeting and otherwise from time-to-time as the other Party may request. If reasonably necessary for a Party to perform its work under an applicable Research Plan, or otherwise exercise its rights hereunder, that Party may request that the other Party provide more detailed information and data regarding the updates it earlier provided, and the other Party shall

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promptly provide the requesting Party with information and data as is reasonably available and reasonably necessary to conduct such Research Plan, or otherwise exercise rights hereunder, and such other information as the Parties agree. Neither Party is required to generate additional data or prepare additional reports to comply with the foregoing obligation; provided, that, for clarity, upon such a request, the providing Party shall provide, at a minimum and without limiting other materials the requesting Party may request, primary data and assay reports that were used to generate data presented in the research reports and updates. Subject to Clause 16.2, all such reports, information and data provided by a Party shall be considered the providing Party’s Confidential Information.

4.5.2
Research Records. Each Party shall maintain records of its performance of each Research Plan (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party in the performance of such Research Plan. To the extent applicable, [***]. All other records shall be maintained by each Party during each Research Term and for [***] thereafter. All such records of a Party shall be considered such Party’s Confidential Information.

4.6
Research Efforts. The Parties shall use Commercially Reasonable Efforts to conduct their respective tasks under each Research Plan. In addition, Immunocore shall assign such scientific and technical personnel and allocate such other resources as are reasonably necessary for performing the activities as are assigned to it in each Research Plan and shall perform such activities in accordance with all Applicable Laws (including GLPs) in each case to the extent applicable to performance of the relevant Research Plan activities by Immunocore, the terms and conditions of this Agreement (including Exhibit I), and within generally accepted professional standards. Immunocore shall be solely responsible for the safety and health of its employees, consultants and visitors, and for compliance with all Applicable Laws related to health, safety and the environment, including providing its employees, consultants and visitors with all required information and training concerning any potential hazards involved in performing such activities and any precautionary measures to protect its employees from any such hazards. Immunocore shall use Commercially Reasonable Efforts to train its personnel assigned to perform activities under this Agreement and ensure that any personnel so assigned shall be capable of professionally and competently performing the activities assigned to Immunocore in each Research Plan. [***],

4.7	Reserved Activities. The following activities shall be reserved to Immunocore under this Agreement (“Reserved Activities”):

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***]

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(f)	[***]

Should Lilly wish Immunocore to carry out any Reserved Activity other than in the performance of any Research Plan, the following shall apply:

(i)
Where such request is made as part of the performance of activities under a Co-Development Plan, Immunocore agrees to undertake the same as soon as reasonably possible and the costs and expenses of performing such Reserved Activities shall be a Development Cost; and

(ii)
Where such request is made as part of the performance of activities under a Development Plan and such request relates to the performance of the [***] referred to in sub-clause (f) above for any Research Plan Compound (whether modified or not by Lilly as contemplated by Clause 12.1), Immunocore agrees to undertake the same as soon as reasonably possible and Immunocore’s costs shall be provided at the FTE Rate and Lilly will reimburse any documented Third Party expenses necessarily incurred in the performance of such Reserved Activities.

(iii)
Where such request is other than under sub-clauses (i) or (ii) above, then Immunocore shall have discretion as to whether it performs such Reserved Activities and Immunocore’s costs shall be provided at the FTE Rate and Lilly will reimburse any documented Third Party expenses necessarily incurred in the performance of such Reserved Activities.

4.8	Identical Peptide identification.

It is understood by both Parties that within any Target nominated by Lilly, there could be epitopes which have a sequence identical to an epitope comprised within a second Target. That second Target may have been nominated by Immunocore or a Third Party Partner before Lilly nominated its Target or may be nominated by Immunocore or a Third Party Partner after Lilly nominates its Target. The following shall apply in relation to such identical sequences:

4.8.1	For purposes of this Agreement an “identical” sequence means that an uninterrupted sequence of at [***].

4.8.2	The following shall also apply in relation to any identical sequences:

(a)
Where Lilly is considering nominating a Target under Clause 3.1, Immunocore shall carry out a search to compare the sequence of epitopes identified for such potential Proposed Target as against the sequence of any epitopes of Targets which have been nominated by Third Party Partners or Immunocore (in Immunocore’s case in accordance with Clause 3.1.4(a)(ii)) and in each case in relation to the same HLA-Types to which the epitopes for the potential Proposed Targets have been identified. Where no identical sequences are identified then subject to clause 4.8.2(b) below, there shall be no restriction on

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Lilly’s ability to develop a Compound to the identified epitopes within the applicable potential Proposed Target and Lilly shall be entitled to use such potential Proposed Target in accordance with the remaining terms of this Agreement.

(b)	Where any identical sequences are identified as a result of such search, then:

(i)	In the case that an identical sequence is identified within a Target previously nominated by a Third Party Partner (“Third Party Sequence”) then [***].

(ii)	In the case that the identical sequence is within a Target nominated by Immunocore, then [***].

(c)
Both Parties accept that as of the date of nomination of any Target, it may not be possible to identify all possible identical sequences which may be present within any potential Proposed Target as compared to any other Targets (whether nominated prior to or after the nomination of the potential Proposed Target by Lilly) including in relation to any HLA Types relevant to such Targets. In the case where an identical sequence is identified after the Acceptance of any potential Proposed Target by Immunocore under clause 3.1.3, then the following will apply:

(i)	Where such identical sequence within a Proposed Target is identified in a Target nominated by a Third Party Partner [***].

(ii)	Where such identical sequence is identified in a Target nominated by Immunocore, then [***].

Exhibit K sets out non-exhaustive examples of the application of this Clause 4.8.2 for illustration purposes.

4.9
Inspections. The Parties shall notify each other of any inspections carried out or requested by any regulatory authority and in each case to the extent such inspection or request relates to any activities under any Research Plan, or to the part(s) of the facility at which any activities relevant to activities under any Research Plan, or that relate to such areas, (including where such sites are managed by a CRO or other Third Party), are conducted. To the extent possible Lilly shall be entitled to attend any such inspection of Immunocore, but any access of Lilly shall not include any right to be present at any inspection of any Third Party activities or part of the facility in which any Third Party activities or Immunocore internal activities are being carried out to the extent access is not necessary for the purposes of such inspection. Where any inspection identifies any non-compliance with Applicable Laws and such non-compliance is relevant to any activities under any Research Plan or the part of a facility at which any activities relevant to activities under any Research Plan are conducted, or that relate to such areas, then the Party responsible for the facility shall correct any such non-compliance and shall keep the other Party informed of the steps being taken to correct any non-compliance. The Party accompanying any such inspection (as opposed to the Party being inspected) shall reasonably cooperate in minimizing its exposure to any Third Party confidential information.

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4.10
Audit by Lilly. Lilly shall have the right to audit any part(s) of the facility(ies) where Immunocore is performing activities under any Research Plan, including reviewing such documents and records, as is reasonably necessary for assessing Immunocore’s compliance with this Agreement, each applicable Research Plan, all Applicable Laws (to the extent relevant to performance of activities under the Research Plan, or that relate to such areas), and any other applicable requirements of any relevant Regulatory Authority to the extent relevant to performance of activities under the Research Plan. Such audit and document review shall be conducted upon reasonable prior notice by Lilly and shall occur no more than [***] in any calendar year, except in the case of any subsequent “for cause” audits. It is understood that Lilly undertakes no obligation to inspect, audit or qualify the facility(ies) and any inspection conducted hereunder is for Lilly’s sole interest without undertaking any obligation or liability to Immunocore or any other person or entity. Any audit under this Clause 4.10 conducted by or on behalf of Lilly shall not relieve Immunocore from any of its obligations or liabilities under this Agreement. Any audit carried out by Lilly shall be subject to compliance with any Third Party confidentiality restrictions and any audit shall not include document, data or areas of the facility which are not relevant to the performance of activities under any Research Plan.

ARTICLE 5     LILLY CO-DEVELOPMENT OPTION

5.1
Selected Candidate Identification and Lilly Co-Development Option. Following receipt of final report and recommendations from the JPT and/or Immunocore in relation to any Research Plan, the JRC shall consider whether any Research Plan Compound under such Research Plan (a) meets the Lead Candidate Criteria; or (b) does not meet the Lead Candidate Criteria but, in the view of the JRC, there is sufficient information to support further development of such Research Plan Compound. Based, in part, on the feedback provided by the JRC, Lilly may designate any Research Plan Compound as the Selected Candidate for a given Selected Target; provided, that, for clarity, Lilly shall not be obligated to designate a Research Plan Compound as a Selected Candidate with respect to any given Research Plan (even if the Lead Candidate Criteria are met by a Research Plan Compound). Lilly shall reach its decision as soon as reasonably possible after provision of final report and recommendations from the JRC, JPT and/or Immunocore following completion of performance of any Research Plan. Lilly shall formally record its desire, if any, to continue to develop such a Selected Candidate (“Lilly Co-Development Option”) by way of providing written notice specifying the Research Plan Compound to be designated as the Selected Candidate. Exercise of the Lilly Co-Development Option shall occur on receipt of written notice by Immunocore. Exercise of the Lilly Co-Development Option in relation to any Selected Candidate shall also include Back-up Compounds resulting from the same Research Plan as the Selected Candidate.

5.2
Failure to Exercise Lilly Co-Development Option. If Lilly does not exercise the Lilly Co-Development Option with respect to any Research Plan Compound directed to the relevant Selected Target within [***] of the Completion of the Research Plan pertaining to such Selected Target (or such earlier time as may be possible at Lilly’s sole discretion), then on a Selected Target-by-Selected Target basis the Lilly Co-Development Option shall expire with respect to such Selected Target and Lilly shall have no further rights to develop any Research Plan Compounds resulting from the Research Plan pertaining to such Selected Target; provided, that, by written notice from Lilly to Immunocore prior to the expiration of the aforementioned [***] period, Lilly may transition any given Research Plan Compound from such Research Plan

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to another Research Plan for further development against the Selected Target that is relevant to such other Research Plan. On expiry of the Lilly Co-Development Option with respect to a given Selected Target without exercise, Immunocore shall be entitled to further develop the Research Plan Compounds (subject to the proviso in the foregoing sentence) resulting from the Research Plan pertaining to such Selected Target in its sole discretion and without the need for recourse to or financial compensation being payable to Lilly.

5.3
Co-Development Plan Preparation. If Lilly does exercise the Lilly Co-Development Option in accordance with Clause 5.1 then Lilly shall prepare an initial Co-Development Plan for the further development of the Selected Candidate, and any Back-up Compounds as relevant, directed to such Selected Target. Lilly shall take the lead in preparing such Co-Development Plan and the Co-Development Plan shall be discussed and refined (to the extent reasonably necessary) by the Parties. Immunocore shall consult with Lilly, [***], in relation to the Co-Development Plan. The Co-Development Plan shall:

(a)	be prepared on a global basis;

(b)	include the responsibilities of each of the Parties under the Co-Development Plan including as relates to any manufacture of Product for Clinical Trials;

(c)	include an estimated budget for Phase I Clinical Trials;

(d)
include a high level plan setting out an anticipated route (including Phase III Clinical Trials and other required trials) to obtain Regulatory Approval for any Product including estimated timelines and estimated budget;

(e)
include the basis for calculation of any budgeted costs, including relevant FTE and FTE Rate information to be applied to such budget (which FTE Rate(s) shall be used to calculate any Development Costs reimbursable in accordance with Clause 13.8); and

(f)
in all cases, be prepared in accordance with Lilly’s internal requirements and processes for development plans and budgets relating to products at a similar stage of development to the relevant Selected Candidate or Back-up Compound.

For clarity, Lilly shall have the final decision in relation to the contents of each Co-Development Plan as prepared under this Clause 5.3.

5.4
Co-Development Plan Performance. Lilly shall have the right to initiate activities under any Co-Development Plan, including any updated or amended Co-Development Plan, upon finalization thereof and regardless of whether Immunocore has exercised the Immunocore Co-Development Option with respect to such Co-Development Plan in accordance with Clause 6.1 or determined whether it will exercise its applicable Opt-Out Right under Clause 8.1; provided, that, for clarity, should Immunocore exercise the Immunocore Co-Development Option, or not exercise its Opt-Out Right, with respect to any such Co-Development Plan, then Immunocore shall be responsible for its applicable portion of any Development Costs incurred by Lilly under such Co-Development Plan prior to the date of Immunocore’s exercise of the Immunocore Co-

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Development Option or the date that Immunocore is deemed to not have exercised its Opt-Out Right under Clause 8.1.

ARTICLE 6     IMMUNOCORE CO-DEVELOPMENT OPTION

6.1
Immunocore Co-Development Option. On a Selected Target-by-Selected Target basis, and within [***] of delivery by Lilly of the final version of a Co-Development Plan for a given Selected Target, Immunocore shall notify Lilly in writing whether it wishes to co-fund (in accordance with Clause 7.1) and, solely to the extent provided in the co-development agreement referred to in Clause 7.1, if any, participate in, the development of the Selected Candidate and any Back-up Compounds directed to such Selected Target (“Immunocore Co-Development Option”). Notification of exercise of an Immunocore Co-Development Option shall include notification as to whether Immunocore is exercising its option at the twenty five percent (25%) or fifty percent (50%) co-development level. Exercise of an Immunocore Co-Development Option shall take effect on receipt of written notice of exercise by Lilly and, for clarity, shall take effect with respect to all Research Plan Compounds directed to the relevant Selected Target. Where Immunocore exercises an Immunocore Co-Development Option, the Co-Development Plan shall continue as such and Lilly and Immunocore shall share responsibility for the further development expenses of the Selected Candidate and any Backup Compounds in accordance with the applicable Co-Development Plan and Article 7. For clarity, exercise of the Immunocore Co-Development Option shall be subject to the Opt-Out Rights of Immunocore set out in Article 8 below.

6.2
Failure to Exercise Immunocore Co-Development Option. Where Immunocore does not exercise an Immunocore Co-Development Option within the [***] described in Clause 6.1, (i) Lilly shall take over full responsibility for the research and development of the relevant Selected Candidate and any associated Back-up Compounds, (ii) the Co-Development Plan for such Selected Candidate shall become a Development Plan, and (iii) Immunocore shall have no right to develop or commercialize, either directly or through an Affiliate or Third Party, any Compounds directed to the relevant Selected Target.

ARTICLE 7     CO-DEVELOPMENT PLAN AND CO-DEVELOPMENT GENERALLY

7.1
Co-Development Generally. As between the Parties, Lilly shall be responsible for performing each Co-Development Plan unless otherwise provided in such Co-Development Plan; provided, that the Development Costs incurred in the performance of the Co-Development Plan (whichever Party incurs such costs) shall be shared between the Parties with Immunocore paying either fifty percent (50%) of the Development Costs actually incurred or twenty five percent (25%) of the Development Costs actually incurred by either Party depending on the level at which the Immunocore Co-Development Option was exercised by Immunocore under Clause 6.1 and subject to Clause 13.8 below. The Parties acknowledge and agree that Immunocore will not conduct any development or manufacturing activities under the Co-Development Plan unless otherwise agreed by the Parties in writing, including, to the extent reasonably requested by either Party, pursuant to a separate written agreement, which sets forth appropriate quality, compliance, auditing and other terms and conditions applicable to such work.

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7.2	Regulatory Matters.

7.2.1	As between the Parties, Lilly shall be responsible for holding and applying for any Regulatory Approvals or MAAs.

7.2.2
Lilly (or one of its Affiliates or Sublicensees) shall be responsible, and act as the sole point of contact, for communications with regulatory authorities in connection with the development, commercialization, and manufacturing of Products. During the Development Term and thereafter, Immunocore shall not initiate, with respect to any Research Plan Compounds or Product, any meetings or contact with regulatory authorities without Lilly’s prior written consent unless such contact or response is required for Immunocore to comply with its obligations to regulatory authorities; provided, that, in the event of any such required contact or response, Immunocore shall provide only such information as is necessary to comply with its legal obligations and shall promptly update Lilly regarding any such interactions. To the extent Immunocore receives any written or oral communication from any regulatory authority relating to any Research Plan Compounds or Product, Immunocore shall (a) refer such regulatory authority to Lilly, and (b) as soon as reasonably practicable (but in any event within [***]), notify Lilly and provide Lilly with a copy of any written communication received by Immunocore or, if applicable, complete and accurate minutes of such oral communication. At the request of Lilly, Immunocore shall make available to Lilly, [***], a qualified representative who shall, together with the representatives of Lilly, participate in and contribute to meetings with the regulatory authorities with respect to regulatory matters relating to the Research Plan Compounds, ImmTACs generally, Licensed Intellectual Property or Reserved Activities.

7.2.3	Prior to receipt of Regulatory Approval for a given Joint Selected Candidate (or a Product containing a Joint Selected Candidate):

(a)
to the extent that Lilly (or one of its Affiliates or Sublicensees) has any material communications with any regulatory [***] relating to any Joint Selected Candidate (or a Product containing a Joint Selected Candidate), Lilly shall provide a copy of such communication to Immunocore as soon as reasonably possible; and

(b)
Immunocore shall be entitled to have a single representative attend[***], material and scheduled meetings, including material and scheduled oral discussions, with regulatory authorities [***] relating to any Joint Selected Candidate (or a Product containing a Joint Selected Candidate).

For clarity, the Parties’ respective rights and obligations under this Clause 7.2.3 shall expire upon receipt of first Regulatory Approval for such Joint Selected Candidate (or a Product containing a Joint Selected Candidate).

7.2.4
Notwithstanding the foregoing, Immunocore shall provide such assistance as may reasonably be requested by Lilly relating regulatory matters (including preparation and filing for any INDs and MAAs and obtaining and maintaining Regulatory Approvals).

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7.2.5	Nothing in this Clause 7.2 shall require Immunocore to breach its obligations to any regulatory authority under Applicable Law.

7.3
Co-Development Plan. The Parties accept that each Co-Development Plan will change and develop as the applicable Joint Selected Candidate progresses through development, Clinical Trials and to Regulatory Approval. The JDC shall be responsible for reviewing and amending each Co-Development Plan as necessary, however it is understood that Lilly will be responsible for preparation of any amendments (including such amendments as may result from proposals initially made by Immunocore either directly to Lilly or through the JDC). Lilly will update each Co-Development Plan (including the budget set out therein) in accordance with Lilly’s standard internal budgeting procedures, but in any event to cover the anticipated costs of the next phase of Clinical Trials. Such budget will be discussed at the JDC and approved at the JDC. Both Parties will use Commercially Reasonable Efforts to progress the Co-Development Plan and to develop at least one Joint Selected Candidate in each Co-Development Plan through Clinical Trials and through to commercialization. On a Co-Development Plan by Co-Development Plan basis, at any point during the Co-Development Term, Lilly may decide in its discretion to add a new Indication to the Co-Development Plan. Prior to such introduction, Lilly will discuss with Immunocore addition of such new Indication and associated changes to the Co-Development Plan and this Agreement, if any (it being understood by the Parties that neither Party has an obligation to amend this Agreement).

7.4	Co-Development Costs Generally and Changes to Co-Development Plans and Budgets.

7.4.1
The Parties shall share Development Costs in accordance with Clause 13.8 (subject to Immunocore’s Opt-Out Right with respect to any given Co-Development Plan under Article 8). For clarity, in the event that Immunocore does not exercise its Opt-Out Right under Clause 13.8 with respect to a given opt-out point under Clause 8.1, Immunocore will be responsible for its portion of Development Costs in accordance with Clause 13.8 up to the next opt-out point, if any, under Clause 8.1.

7.4.2
Any changes to a Co-Development Plan (including to the budget set out in such Co-Development Plan) will be made in good faith and with a bona fide intention that such changes are required for the successful development and commercialization of any Joint Selected Candidate or Back-up Compound that is the subject of such Co-Development Plan. In updating a Co-Development Plan, Lilly shall make any updates in good faith and in-line with any internal budgets it has approval for. Immunocore may request additional information in relation to any changes to the extent reasonably necessary to justify or further explain any changes made to a Co-Development Plan. Lilly will respond to all queries as soon as reasonably possible.

7.5	Subcontractors.

7.5.1
Lilly may subcontract portions of its work under the Co-Development Plan to (i) any Affiliate or (ii) Third Parties as set out in the Co-Development Plan and otherwise in accordance with Lilly’s usual practices; provided, such subcontract is in writing and is consistent with the terms and conditions of this Agreement, including the confidentiality provisions of Article 16, and any applicable Quality Agreement, and any rights granted to such subcontractor are restricted to only those rights necessary for performance by

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such subcontractor of the portions of work delegated on behalf of Lilly; provided, that Lilly will not engage any sub-contractor to provide CMC or manufacturing-related services whose primary business involves [***], without the prior written consent of Immunocore. Lilly will remain responsible for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement and any applicable Quality Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement and any applicable Quality Agreement. Quality Agreements must be established with any subcontractor performing GMP activities prior to them supplying materials or services supporting Clinical Trials or other GMP activities. Without limiting the foregoing, if Lilly desires to use any subcontractor selected by Immunocore for use under any Research Plan to provide services in connection with a Co-Development Plan, then, unless otherwise agreed by Lilly, such work shall be done under a separate subcontract agreement directly between Lilly and such subcontractor (including an appropriate Quality Agreement between Lilly and such subcontractor has been executed).

7.5.2
If Immunocore is assigned any activities under the Co-Development Plan, Immunocore may subcontract portions of its work under the Co-Development Plan to (i) any Affiliate or (ii) Third Parties as set out in the Co-Development Plan; provided, such subcontract is in writing and is consistent with the terms and conditions of this Agreement, including the confidentiality provisions of Article 16, and any applicable Quality Agreement, and any rights granted to such subcontractor are restricted to only those rights necessary for performance by such subcontractor of the portions of work delegated on behalf of Immunocore. Immunocore will remain responsible for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement and any applicable Quality Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement and any applicable Quality Agreement. Immunocore shall notify Lilly of any sub-contractor appointments [***].

7.6	Co-Development Term.

7.6.1
The Co-Development Plan for a particular Selected Target (and the Joint Selected Candidate and any Back-up Compounds (as applicable) directed to such Selected Target) shall commence on the earlier of (i) JDC acceptance of the Co-Development Plan, or (ii) commencement by Lilly in accordance with Clause 5.4, and shall continue, unless earlier terminated in accordance with Article 20, until the earlier of (a) expiration of the Immunocore Co-Development Option with respect to such Co-Development Plan, without exercise thereof; (b) the obtaining of all Regulatory Approvals for the Joint Selected Candidate or Back-up Compound and completion of all development activities with respect thereto (including performance of Phase IV Clinical Trials and any other post market requirements, post market commitment studies, or other post regulatory approval development); or (c) exercise by Immunocore of any of its Opt-Out Rights in accordance with Article 8 (on a Selected Target-by-Selected Target basis, the “Co-Development Term”). Should Lilly at any time elect not to continue with any Co-Development Plan, Lilly shall notify Immunocore in writing. For clarity, consistent with the definition of “Co-Development Plan,” Lilly shall only provide such notice upon Lilly

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ceasing, or taking a decision to cease, all, without any intention to resume any, development activities with respect to all Research Plan Compounds that were developed under the Research Plan relevant to the Selected Target that is the subject of such Co-Development Plan, prior to receipt of first Regulatory Approval for a Product that was the subject of such plan.

7.6.2
Following receipt of Lilly’s notification, if any, under Clause 7.6.1 regarding permanent cessation of all development activities with respect to all Research Plan Compounds that were developed under the Research Plan relevant to the Selected Target that is the subject of a given Co-Development Plan, Immunocore shall be entitled to take over responsibility for the further development and commercialization of such Joint Selected Candidate and Back-up Compounds subject to the relevant Co-Development Plan in its sole discretion and including as relevant together with any Third Party and to terminate the relevant Exclusive License in accordance with Clause 20.5; provided, that, the Parties shall negotiate, in good faith, appropriate financial compensation to be paid by Immunocore to Lilly so that Lilly may share in the value received by Immunocore in connection with such Joint Selected Candidate or Back-up Compound, which compensation shall be in the form of a royalty, as soon as reasonably possible [***]; provided, that, if the Parties are unable to reasonably agree regarding such consideration, then either Party may refer the matter for resolution to an independent expert, by notice in writing to the other Party. The independent expert shall be appointed by the Parties by mutual agreement or in the absence of such agreement within [***] of written notice requesting expert resolution, by the International Chamber of Commerce; provided, that, in any event, such expert shall have at least [***] experience in the area of life sciences business development, such that the expert will have a reasonable appreciation for the various factors that determine the value attributable to a life sciences industry asset. The independent expert shall determine what documentation and evidence it requires from each Party in order to reach a decision on the level of compensation payable by Immunocore to Lilly and shall reach a decision as soon as reasonably possible. Such decision shall be binding on both Parties in the absence of fraud or manifest error.

7.7	Reports; Records; and Inspections.

7.7.1
Progress Reports. Each Party shall keep the other Party informed of its activities under each, if any, Co-Development Plan and shall provide to the other Party’s representatives on the JDC regular written summary updates at each JDC meeting. If reasonably necessary for a Party to perform its work under a Co-Development Plan, that Party may request that the other Party provide more detailed information and data regarding the updates it earlier provided, and the other Party shall promptly provide the requesting Party with information and data as is reasonably available and reasonably necessary to conduct a Co-Development Plan, and such other information as the Parties agree. All such reports, information and data provided by a Party shall be considered the providing Party’s Confidential Information.

7.7.2	Development Records. Each Party shall maintain records of its performance of each, if any, Co-Development Plan (or cause such records to be maintained) in sufficient

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detail and in good scientific manner as will properly reflect all work done and results achieved by or on behalf of such Party in the performance of such Co-Development Plan. [***]. All other records shall be maintained by each Party during the applicable Co-Development Term and for a minimum of [***] thereafter. All such records of a Party shall be considered such Party’s Confidential Information. The Party responsible for any Clinical Trial shall also procure that any Third Parties involved in any Clinical Trial maintain all records relevant to the Clinical Trial for a minimum of [***] or such longer period required under Applicable Laws and that the other Party is given access to such records as may be reasonably necessary for such other Party to comply with Applicable Laws or perform its obligations hereunder.

7.7.3
Quality. Each Co-Development Plan shall be performed at all times in accordance with all Applicable Laws including as applicable requirements of GxP. Lilly (or Immunocore, to the extent applicable) shall ensure that any manufacture and supply of Joint Selected Candidate for any Clinical Trials is carried out in accordance with cGMPs and applicable Quality Agreements.

7.7.4
Inspections. The Parties shall notify each other of any inspections carried out or requested by any Regulatory Authority and in each case to the extent such inspection or request relates to any Joint Selected Candidate or Back-up Compounds under any Co-Development Plan or to the facility at which any Joint Selected Candidate or Back-up Compound is being manufactured or stored or any Clinical Trial site or other Third Party site or facility relevant to any Joint Selected Candidate or Back-up Compound (including where such sites are managed by a CRO or other Third Party). [***], both Parties shall be entitled to present at such inspections to the extent such inspections relate solely to such Product and to the extent reasonably possible; provided, that the Party who is not in control of the relevant facility (either directly or through a subcontract) shall only be permitted to attend such inspections as a silent observer. Where any inspection identifies any non-compliance with Applicable Laws then the Party responsible for the facility shall correct any such non-compliance and shall keep the other Party informed of the steps being taken to correct any non-compliance.

7.8
Efforts. The Parties shall use Commercially Reasonable Efforts to conduct their respective tasks under each, if any, Co-Development Plan. Lilly shall notify Immunocore of any decisions to suspend or terminate any part of a Co-Development Plan.

ARTICLE 8     OPT-OUT RIGHTS

8.1	Opt-Out Right Generally.

8.1.1
In relation to each, if any, Co-Development Plan for each Joint Selected Candidate (and, as relevant, Back-up Compounds), Immunocore shall be given the right to opt-out of involvement in such Co-Development Plan. Such right to opt-out (“Opt-Out Right”) shall apply for a period of [***] from each of the following:

(a)
the date that [***] Phase I Clinical Trials under such Co-Development Plan [***] for such Co-Development Plan as such Co-Development Plan (and the budget therein) was provided to Immunocore pursuant to Clause 6.1;

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(b)
the date that the JDC finally approves an updated global Co-Development Plan that was submitted by Lilly under Clause 7.3 covering anticipated Phase II Clinical Trials and including an updated budget covering Phase II Clinical Trials;

(c)
the date that [***] Phase II Clinical Trials [***] under such Co-Development Plan [***] for such Co-Development Plan as such Co-Development Plan (and the budget therein) was provided to Immunocore pursuant to Clause 7.3 [***]. For clarity, this Clause 8.1.1(c) does not apply to Phase III Clinical Trials (including costs attributable to the Phase III Clinical Trial portion of any “Phase II/Phase III” clinical trial as specified in the applicable Co-Development Plan budget) or Phase IV Clinical Trials; and

(d)
the date that the JDC finally approves an updated global Co-Development Plan that was submitted by Lilly under Clause 7.3 covering anticipated Phase III Clinical Trials and including an updated budget covering Phase III Clinical Trials.

Without limiting the foregoing, the Parties will work together in good faith to expedite the decision-making process related to JDC approval of each Co-Development Plan, and Immunocore’s decision whether to exercise an applicable Opt-Out Right, to the extent reasonably practicable so as not to delay further development of the applicable Research Plan Compounds and Products.

8.1.2
In the event that Immunocore fails to pay its portion of any Development Costs in accordance with Clause 13.8, and such failure persists for a period of [***] after written notice of non-payment by Lilly, then Immunocore shall be deemed to have exercised the previous Opt-Out Right.

8.2	Opt-Out Right Exercise.

8.2.1
Immunocore shall exercise its Opt-Out Right, on a Co-Development Plan-by-Co-Development Plan (i.e., on a Selected Target-by-Selected Target) basis, by notice in writing to Lilly. Where no notification is received from Immunocore within the [***] period described in Clause 8.1, Immunocore will be deemed not to have exercised its Opt-Out Right with respect to such Co—Development Plan.

8.2.2
Opt-out from a Co-Development Plan shall occur on receipt of written opt-out notice by Lilly; provided, that Immunocore shall continue to be responsible for its share of Development Costs that are incurred through the date that Lilly receives the written opt-out notice (including, for clarity, costs incurred by Lilly but not yet invoiced to Immunocore to the extent such costs arose prior to date of receipt of written opt-out notice). For clarity, to the extent that a Co-Development Plan includes any activities to be performed by Immunocore, such activities shall be transferred to Lilly unless otherwise agreed. As of the date of exercise of an Opt-Out Right, Immunocore shall have no further obligation to pay any Development Costs incurred by Lilly after the date of exercise of the applicable Opt-Out Right.

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8.2.3
In the event that Immunocore exercises its Opt-Out Right under Clauses 8.1.1(a) or (b), then Immunocore will be credited (for purposes of Article 13) for having funded development through the end of Phase I Clinical Trials.

8.2.4
In the event that Immunocore exercises its Opt-Out Right under Clauses 8.1.1(c) or (d), then Immunocore will be credited (for purposes of Article 13) for having funded development through the end of Phase II Clinical Trials.

8.2.5	In the event that Immunocore is deemed to have exercised its Opt-Out Right under Clause 8.1.2, then:

(a)
if such deemed opt-out occurs during Phase I Clinical Trials, Immunocore will not be credited (for purposes of Article 13) with having funded any Co-Development Plan and it will be, with respect to the relevant Research Plan Compounds, like Immunocore never exercised the applicable Immunocore Co-Development Option;

(b)
if such deemed opt-out occurs during Phase II Clinical Trials, Immunocore will be credited (for purposes of Article 13) for having funded development through the end of Phase I Clinical Trials with respect to the relevant Research Plan Compounds; and

(c)
if such deemed opt-out occurs during Phase III Clinical Trials, Immunocore will be credited (for purposes of Article 13) for having funded development through the end of Phase II Clinical Trials with respect to the relevant Research Plan Compounds; provided, that Lilly shall reimburse those Development Costs that Immunocore has paid for Phase III Clinical Trials, with respect to the relevant Research Plan Compounds, with such reimbursement being paid [***] until such time as the total reimbursable amount has been paid. For clarity, such reimbursement shall not include any amounts due under Clause 14.6 in connection with late payments.

8.3	Development Plan Conversion.

8.3.1
On exercise of any Opt-Out Rights, the relevant Co-Development Plan shall become a Development Plan and Lilly shall take over full responsibility for such Development Plan and for the further development and commercialization of Research Plan Compounds directed at the Selected Target that is the subject of such Development Plan (including the relevant Selected Candidate (such Research Plan Compound having ceased to be a Joint Selected Candidate as a result of Immunocore’s exercise of its Opt-Out Rights with respect thereto) and Back-Up Compounds). Where Lilly takes over responsibility for any Development Plan (whether under this Clause 8.3 or under Clause 6.2), it shall use Commercially Reasonable Efforts to perform such Development Plan (as such Development Plan may be amended from time-to-time at Lilly’s sole discretion) and develop at least one Selected Candidate for each Development Plan through Clinical Trials and to commercialize such Selected Candidate. Lilly shall provide progress updates to the AAC in relation to the

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performance of each such Development Plan and the anticipated next steps relating to such Development Plan.

8.3.2
Should Lilly request Immunocore to perform any part of a Development Plan, and subject to Clause 4.7, such participation shall be subject to agreement of Immunocore and will be subject to reimbursement of cost at the FTE Rate based on time and effort provided by Immunocore and all expenses necessarily incurred in performance of the activities under such Development Plan.

8.3.3
Should Lilly at any time elect not to continue with the development of any Selected Candidate or Back-up Compound in any Development Plan, Lilly shall notify Immunocore in writing. For clarity, consistent with the definition of “Development Plan,” Lilly shall only provide such notice upon Lilly ceasing, or taking a decision to cease, all, without any intention to resume any, development activities with respect to all Research Plan Compounds that were developed under the Research Plan relevant to the Selected Target that is the subject of such Development Plan. Notwithstanding the foregoing, this Clause 8.3.3 shall have no further force or effect from and after receipt of first Regulatory Approval for a Product directed to the Selected Target that is the subject of such Development Plan.

8.3.4
Following receipt of Lilly’s notification, if any, under Clause 8.3.3 regarding permanent cessation of all development activities with respect to all Research Plan Compounds that were developed under the Research Plan relevant to the Selected Target that is the subject of a given Development Plan, Immunocore shall be entitled to take over responsibility for the further development and commercialization of such Selected Candidate and Back-up Compounds subject to the relevant Development Plan in its sole discretion and including as relevant together with any Third Party and to terminate the relevant Exclusive License in accordance with Clause 20.5; provided, that, the Parties shall negotiate, in good faith, appropriate financial compensation to be paid by Immunocore to Lilly so that Lilly may share in the value received by Immunocore in connection with such Selected Candidate or Back-up Compound, which compensation shall be in the form of a royalty, as soon as reasonably possible [***]; provided, that, if the Parties are unable to reasonably agree regarding such consideration, then either Party may refer the matter for resolution to an independent expert, by notice in writing to the other Party. The independent expert shall be appointed by the Parties by mutual agreement or in the absence of such agreement within [***] of written notice requesting expert resolution, by the International Chamber of Commerce; provided, that, in any event, such expert shall have at least [***] experience in the area of life sciences business development, such that the expert will have a reasonable appreciation for the various factors that determine the value attributable to a life sciences industry asset. The independent expert shall determine what documentation and evidence it requires from each Party in order to reach a decision on the level of compensation payable by Immunocore to Lilly and shall reach a decision as soon as reasonably possible. Such decision shall be binding on both Parties in the absence of fraud or manifest error.

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ARTICLE 9     COMMERCIALIZATION

9.1
Commercialization Generally. Lilly shall be responsible for the commercialization and manufacture of any Product which obtains Regulatory Approval and, where such Product arises from a Joint Selected Candidate, the Parties may co-promote such Product in certain countries in accordance with the Co-Commercialization Agreement and/or a subsequent detailing agreement (as described in Exhibit G).

9.2	Co-Commercialization Agreement.

9.2.1
Not later than [***] after expiry of the last Opt-Out Right with respect to a given Joint Selected Candidate without exercise by Immunocore of the applicable Immunocore Co-Development Option, the Parties shall negotiate in good faith and agree to the terms of an agreement, or an appropriate amending and restating of this Agreement, covering the profit/loss sharing and governance that will apply to Products containing a Joint Selected Candidate, and including terms related to the possible detailing of such Product(s) by Immunocore (subject to sub-clauses (i) – (iii) below) (such agreement or amended and restated iteration of this Agreement, “Co-Commercialization Agreement”). Such Co-Commercialization Agreement, or amending and restating of this Agreement, shall include the principles set out in Exhibit G, and, until the Parties agree regarding the terms and conditions of such agreement or amending and restating of this Agreement, Exhibit G (in conjunction with this Agreement) shall control the rights and obligations of the Parties with respect to the commercialization of Products containing a Joint Selected Candidate. Without limiting the foregoing, the Parties acknowledge and agree that Immunocore’s right to detail, or otherwise co-promote, the relevant Joint Selected Candidate or Back-Up Compound shall be subject to: [***]. In the event that the foregoing sub-clauses (i), (ii) and (iii) are not all satisfied, then Immunocore shall have no right to detail, or otherwise co-promote, any Products containing a Joint Selected Candidate.

9.2.2
Lilly acknowledges that on a Joint Selected Candidate-by-Joint Selected Candidate basis, Immunocore may in the future desire to nominate a Third Party to receive its relevant share of profits resulting from sale of any Product containing a Joint Selected Candidate in accordance with any Co-Commercialization Agreement. Such Third Party may be nominated at any point after the start of any Co-Development Plan. Immunocore may direct Lilly to pay Immunocore’s relevant share of the profits into an account other than one held by Immunocore. Such nomination right shall be subject to Lilly complying with its standard compliance policies in relation to the making of payments to Third Parties, the application of which will be carried out as soon as reasonably possible after notification of Third Party bank details by Immunocore and notifying Immunocore that such nominee is reasonably acceptable to Lilly.

9.3
Lilly Independent Commercialization. Where Lilly has exercised the Lilly Co-Development Option with respect to a given Selected Target and Research Plan Compounds directed to such Selected Target (including the Selected Candidate and Back-up Compounds directed to such Selected Target) and Immunocore has (i) not exercised the Immunocore Co-Development Option with respect to such Selected Target and Research Plan Compounds directed to such

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Selected Target (including the Selected Candidate and Back-up Compounds directed to such Selected Target) or (ii) has exercised the Immunocore Co-Development Option with respect to such Selected Target and Research Plan Compounds directed to such Selected Target (including the Selected Candidate and Back-up Compounds directed to such Selected Target), but has also exercised (or been deemed to exercise) its Opt-Out Rights with respect to such Selected Target and Research Plan Compounds directed to such Selected Target (including the Selected Candidate and Back-up Compounds directed to such Selected Target), Lilly shall have responsibility for the commercialization of any Product arising from the applicable Development Plan. Lilly shall have the sole right and authority to control all decisions related to the commercialization and manufacture of such Products. Subject to Immunocore identifying and delivering [***] Research Plan Compounds that, [***], meet the Lead Candidate Criteria, on a Selected Target-by-Selected Target basis, and Lilly exercising the Lilly Co-Development Option with respect to such a Research Plan Compound, Lilly agrees to use Commercially Reasonable Efforts to research, develop and commercialize at least one Product that binds to an HLA-presented antigen derived from such Selected Target within the Field.

9.4
Lilly Independent Updates. In relation to any commercialization by Lilly under Clause 9.3, Lilly shall continue to keep Immunocore informed of the commercialization and further development of any relevant Product and shall provide regular updates to the AAC with respect thereto. Lilly shall also provide to Immunocore, on or about each anniversary of this Agreement, a written report summarizing Lilly’s progress in the development and commercialization of Products arising from any such Development Plan in the past year, including a forecast of the activities that may be conducted in the next [***] from date of report, which annual written report is intended to provide Immunocore during the Term with information reasonably necessary to determine Lilly’s progress in developing and commercializing the relevant Product, including any events for which Milestone Payments are required. Immunocore may address questions on the annual reports to the Alliance Managers or AAC following receipt of such written reports. Additionally, each Party shall provide to the other prompt notice of any material safety events pertaining to Products, Compounds or other ImmTACs including any SUSARs or other material events which might have general applicability to the use of Compounds or ImmTACs to treat patients.

ARTICLE 10     LICENSES

10.1
Research License. Commencing on the Effective Date and continuing in full force and effect conterminously with the relevant Exclusive License granted under Clause 10.2.2, Immunocore hereby grants to Lilly a royalty-free, non-transferable, sublicenseable, sole ((i.e., a “co-exclusive” license) with Immunocore with respect to each Research Plan and Co-Development Plan) and exclusive (with respect to each Development Plan) research license in the Field under the Licensed Intellectual Property for the purposes of Lilly performing each applicable Research Plan, Co-Development Plan or Development Plan (“Research License”). Each Research License shall be specific to the research and development of the Research Plan Compounds specific to the relevant Research Plan, Development Plan or Co-Development Plan and directed at the applicable Selected Target including any associated Diagnostic Products.

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For the avoidance of doubt, on a Selected Target-by-Selected Target basis, upon the termination of the applicable Exclusive License with respect to Research Plan Compounds directed to such Selected Target, the related Research License shall also terminate.

For clarity, the Research License does not include the right to conduct any Reserved Activities.

10.2	License Grant from Immunocore.

10.2.1	Option Grant. During the Option Period, Immunocore hereby grants to Lilly an option to obtain up to three (3) Exclusive Licenses, on a Selected Target-by-Selected Target basis.

10.2.2
Option Exercise and Exclusive License Grant. The options under Clause 10.2.1 shall be exercised automatically on Acceptance of the relevant Selected Target and, on Acceptance, Immunocore hereby grants to Lilly an exclusive, worldwide, royalty-bearing (to the extent provided herein), right and license, with the right to grant sublicenses, under the Licensed Intellectual Property in each case to (i) make, have made, use, import and have imported Research Plan Compounds and/or Products, and (ii) sell, have sold and offer for sale Products, in each case of sub-Clauses (i) and (ii), in the Field and directed to the relevant Selected Target (each, an “Exclusive License”). The Exclusive License shall be subject to the following:

(a)
The Exclusive License with respect to a given Selected Target shall terminate on expiry of the Lilly Co-Development Option with respect to such Selected Target without exercise of such option by Lilly;

(b)	The Exclusive License shall permit, to the extent applicable, co-development and co-commercialization of any Product by Immunocore as part of any Co-Development Plan or Co-Commercialization Agreement;

(c)	The Exclusive License shall not include the right to conduct any Reserved Activity; and

(d)
The Exclusive License with respect to a given Selected Target shall terminate on notification from Lilly (in accordance with Clause 7.6.1 or Clause 8.3.3, as and to the extent applicable) that it is ceasing, without any intention to resume, its involvement in the Research Plan, Co-Development Plan, or Development Plan applicable to such Selected Target prior to obtaining first Regulatory Approval for a Product directed at such Selected Target. For clarity, consistent with the definition of “Development Plan” and “Co-Development Plan” Lilly shall only provide such notice upon Lilly determining to cease all development activities with respect to all Research Plan Compounds that were developed under the Research Plan relevant to the Selected Target that is the subject of such Development Plan or Co-Development Plan, as applicable, and without any intention to resume any such activities and prior to receipt of first Regulatory Approval for a Product that was the subject of such plan.

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10.2.3
Exclusivity. In addition, on a Selected Target-by-Selected Target basis, from and after the designation of such Selected Target (including, for clarity, the Initial Targets) and during the duration of any Exclusive License, neither Immunocore nor any of its Affiliates shall work under an internal research program or conduct, or grant any license under the Licensed Intellectual Property to enable or otherwise permit, any research, development or commercialization activities relating to (i) such Selected Target or any epitope derived from such Selected Target (save as explicitly provided in Clause 4.8); or (ii) any compound (including any ImmTAC or TCR) directed to, such Selected Target or any epitope derived from such Selected Target (save as explicitly provided in Clause 4.8). Subject to Clause 4.8, there shall be no breach of this Clause 10.2.3 where any development or research carried out by Immunocore or any of its Affiliates or Third Party licensees (a) identifies any ImmTAC or other compound which is capable of binding to a Selected Target or any epitope derived from such Selected Target, provided such development or research was not directed to the identification of an ImmTAC or other compound directed to the Selected Target, or any epitope derived from such Selected Target, [***]; or (b) identifies any data relevant to a Selected Target or any epitope derived from such Selected Target, provided such development or research was of a general nature and not directed specifically to the Selected Target or any Research Plan Compound [***], provided, that such data shall also be promptly provided to Lilly (except to the extent prohibited by written obligations of confidentiality to a Third Party) and, for clarity, in no event shall this sub-clause (b) permit the use of Selected Targets including any epitope derived from such Selected Target, including any Lilly Sequence, or Research Plan Compounds, for any Third Party or Immunocore’s internal research.

10.2.4
Sublicenses. Lilly shall have the right to sublicense the rights granted under Clauses 10.1, 10.2.2 and 10.2.3 to its Affiliates or Third Parties (in each case through multiple tiers); provided that in each case such sublicense:

(a)	is consistent with the terms and conditions of this Agreement; and

(b)	is in writing.

Lilly shall continue to remain responsible for all reporting obligations under this Agreement during the Term. Lilly shall be responsible for all actions and omissions of any Sublicensee including where such actions and omissions result in a breach of the terms of this Agreement. Prior to the grant of any sublicense to a Third Party [***], Lilly shall notify Immunocore of the identity of such Third Party Sublicensee and Immunocore shall have [***] to object to such sublicensee, such objection to be [***]. Where Immunocore reasonably objects to the granting of such sub-license, Lilly shall not be entitled to sub-license to such Third Party. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve Lilly of its obligations hereunder.

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10.3	Lilly License.

10.3.1	License to Immunocore.

(a)
Lilly hereby grants to Immunocore a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense to the Third Party Partners in accordance with Clause 10.3.1(b) and subject to Clause 10.2.3, under the Lilly Foreground IP for the purpose of making, having made, selling, supplying, using and importing ImmTACs (or products comprising ImmTACs) to any Target other than the Selected Targets (the “Grantback License”). For clarity, the Grantback License does not include any right under any Lilly Background IP.

(b)
Any grant of a sublicense by Immunocore under Clause 10.3.1(a) shall only be granted to a Third Party Partner to the extent that such Third Party Partner has granted to Immunocore substantially similar rights to its equivalent Intellectual Property Rights to those set out in Clause 10.3.1(a) including a right to sublicense such Third Party Intellectual Property Rights to Lilly and such Intellectual Property Rights are sublicensed to Lilly hereunder and Immunocore shall advise Lilly regarding the identity of any such sublicensee (provided Lilly hereby agrees to keep such notification confidential and that such notification will be held only by Lilly’s legal department and only accessed by such legal department and external legal advisers to Lilly). Where Lilly takes a sublicense under such Third Party Intellectual Property Rights then Immunocore shall be entitled to notify the relevant Third Party Partner (if such notification is required) that Lilly is a sub-licensee and the date it became a sub-licensee, provided such Third Party Partner has agreed in writing to keep such notification confidential and that such notification will be held only by the Third Party Partner’s legal department and only accessed by such legal department and external legal advisers to such Third Party.

(c)
Lilly hereby grants to Immunocore a non-exclusive, royalty-free, fully paid-up, worldwide license under the Lilly Background IP and the Lilly Foreground IP, in each case, as necessary for Immunocore to perform the Research Plan, any Co-Development Plan and any obligations under any Co-Commercialization Agreement. Immunocore shall not have the right to sub-license such rights without Lilly’s prior written consent.

(d)
Where Immunocore takes over any development or commercialization of any Selected Candidate or Product in accordance with Clauses 7.6, 8.3 or 20.8.6, as applicable, Lilly will also grant to Immunocore a non-exclusive worldwide license under Lilly Foreground IP or Lilly Background IP, to the extent strictly necessary in each case for Immunocore to continue with such development or commercialization of any Selected Candidate or Product. Such license shall be subject to payment to Lilly of the amounts specified in, or otherwise agreed to pursuant to, Clauses 7.6, 8.3 or 20.8.6.

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10.4
No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the know-how, Patents or other Intellectual Property Rights of the other Party (either expressly or by implication or estoppel).

ARTICLE 11     TECHNOLOGY TRANSFER

In addition to any technology transfer contemplated by any Research Plan, following completion of any Research Plan and as part of any Co-Development and/or Development Plan, Immunocore will, at Immunocore’s sole cost and expense:

(a)
assist Lilly in establishing a CMC supply chain and will allow and enable Lilly to work with Immunocore’s CMOs (to the extent relevant). Such assistance will include technical training sufficient to enable Lilly or its designated CMO to use such manufacturing information and to make Back-Up Compounds, Selected Candidates, Joint Selected Candidate and Products; and

(b)
provide ongoing technical assistance in relation to Lilly’s development and manufacturing of Back-Up Compounds, Selected Candidates, Joint Selected Candidates and Products as reasonably requested from time to time and during the Term.

The details of what technical assistance and transfer of technology will be required from Immunocore will be agreed as part of a plan [***]. The level of assistance provided under this Article 11 shall be limited to a total aggregate of [***] at any time prior to IND filing for the applicable Product coming out of the relevant Research Plan unless otherwise agreed between the Parties in writing; provided, that Immunocore shall provide such additional assistance as Lilly may reasonably request, with such assistance provided at the FTE Rate. For clarity, the technology transfer described in this Article 11 may be undertaken up to three (3) times (i.e., once with respect to each Research Plan).

ARTICLE 12     DEVELOPMENT OF ADDITIONAL PRODUCTS

12.1
Minor Modifications. Lilly may undertake modifications to any Selected Candidate that do not require the performance of Reserved Activities at any time in accordance with a Co-Development Plan or Development Plan, as applicable. Because such modified Selected Candidate is part of the “Product” definition, no Development Milestones will be paid in connection with any such modified Selected Candidate unless such modified Selected Candidate replaces the development of the Selected Candidate in which case the Development Milestones will become payable in the same way as for the Selected Candidate and, for clarity, such modified Selected Candidate shall deemed a Replacement Back-up Compound; provided, that, for clarity, Net Sales associated with any such modified Selected Candidate shall be added to Net Sales of any other Product(s) directed to the same Selected Target.

12.2
Back-up Compounds. Subject to Clause 4.7 with respect to Reserved Activities, Lilly may develop Back-up Compounds with respect to any Product at any time in accordance with a Co-Development Plan or Development Plan, as applicable. In the event that any such Back-up Compound becomes a Replacement Back-up Compound, then such Replacement Back-up

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Compound would, with respect to Development Milestones, “step-in” to the place of the Product it is replacing in accordance with Clause 13.4.2(e). Without limiting the foregoing, Lilly has no right to commercialize any Back-up Compound that is not a Replacement Back-up Compound; provided, that should Lilly desire to commercialize a Back-up Compound (other than a Replacement Back-up Compound), such commercialization shall be subject to negotiation of applicable financial terms under Clause 12.3.

12.3	New Products.

12.3.1
In the event that Lilly desires to pursue the development and commercialization of a Next Generation Compound, Additional HLA Compound or Back-up Compound (other than a Replacement Back-up Compound) (in each case, a “New Product”), it shall so notify Immunocore and the Parties shall discuss and agree in good faith regarding the financial consideration to be provided to Immunocore in connection therewith and any other applicable terms and conditions relevant thereto (and the Parties will either execute a separate agreement in connection therewith or amend this Agreement to include such New Product and related Compounds). The Parties agree that, as of the Effective Date they intend that, the starting point for any negotiations as to applicable terms for any New Product will be that the principles for development and/or co-development (including opt-in and opt-out rights) for a Research Plan Compound will apply to any such New Product.

12.3.2
Without limiting the foregoing, the Parties acknowledge the existence of patient populations that may justify development of Additional HLA Compounds and the Parties will discuss in good faith the possibility of developing such Additional HLA Compounds with respect to a given Selected Candidate not later than the end of Phase II Clinical Trials of such Selected Candidate (or earlier to the extent adequate information is available). In addition, at any time during the Term, Immunocore may propose the development of an Additional HLA Compound with respect to a given Selected Candidate and Lilly shall consider such proposal in good faith; provided, that, for clarity, Lilly has no obligation to agree to such development [***]. If Lilly agrees to do so, the Parties will negotiate terms regarding such an Additional HLA Compound in accordance with the first sentence of this Clause 12.3 If, however, Lilly does not desire to develop an Additional HLA Compound, it will consider in good faith a proposal from Immunocore to permit Immunocore to undertake such development itself [***]. The Parties agree to discuss the possible development of an Additional HLA Compound not later than the end of the first Phase II Clinical Trial (or, if earlier, such time as the Parties agree that adequate information is available to support such a discussion. Notwithstanding the foregoing, in the event that the Parties cannot agree regarding the terms under which an Additional HLA Compound will be developed (whether by the Parties jointly or by Immunocore individually), then neither Party shall have the right to develop or commercialize either itself, or with or through an Affiliate or Third Party, such an Additional HLA Compound.

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ARTICLE 13     FINANCIAL TERMS

13.1	Upfront Fee. Lilly shall pay a fee of US$ forty-five (45) million to Immunocore. Such payment is due as of the Effective Date and shall be made no later than [***] after the Effective Date.

13.2	Opt-in Fee. Lilly shall pay a fee of US$ ten (10) million to Immunocore within [***] of the date of exercise of each Lilly Co-Development Option.

13.3
Co-commercialization Profit/Loss Sharing. Provided Immunocore has exercised the Immunocore Co-Development Option with respect to a given Co-Development Plan and has not exercised any Opt-out Rights, Immunocore shall be entitled to a share in the costs and profits associated with the worldwide development and sale of any relevant Product. The level of cost share borne by, and profit share payable to, Immunocore shall be set based on the level at which Immunocore exercises the Immunocore Co-Development Option, namely either fifty percent (50%) or twenty five percent (25%). The mechanism for such payments and the calculation of cost and profit share shall be agreed as part of the Co-Commercialization Agreement in accordance with Exhibit G.

13.4	Development Milestones.

13.4.1
The milestones set forth below (“Development Milestones”) are payable on a Product by Product basis. Development Milestones will only be payable by Lilly where lmmunocore has not exercised the lmmunocore Co-Development Option or where lmmunocore (having exercised the lmmunocore Co-Development Option) then exercises any of its Opt-Out Rights, but in such case only with respect to Development Milestones occurring after the exercise of the Opt-Out Right. In such circumstances, Lilly will pay lmmunocore the following one-time payments upon each Product achieving the indicated Development Milestone, the level of payment being based on the point at which lmmunocore ceases to share the responsibility for the development of the relevant Product:

Milestone Event	Co- Development Option Not Exercised	Exercised Phase I Opt- Out Right at 25%	Exercised Phase I Opt-Out Right at 50%	Exercised Phase II Opt-Out Right at 25%	Exercised Phase II Opt-Out Right at 50%
[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]

13.4.2	Certain Terms. It is understood and agreed that the following terms shall apply to the Milestone Events achieved under Clause 13.4.1.

(a)
Payments under Clause 13.4.1 shall be due only once for each Product under each Development Plan in the first [***] Indications to achieve such Milestone Event for such Indication. Should the same Product receive Regulatory Approval for a [***] of the above milestones shall be payable where the relevant Product achieves the above Milestone Events in such [***]. Milestone payments shall not be due for the fourth Indication or any other Indications for the same Product.

(b)
Payments shall be due under Clause 13.4.1 by Lilly regardless of whether it is Lilly itself that meets the Milestone Event(as defined in the table in Clause 13.4.1) or where such Milestone Event is met through the actions of any Sublicensee of Lilly (including Affiliates of Lilly). Lilly shall procure that any Sublicensee agrees to notify Lilly, as applicable, promptly following any Milestone Event being met by such Sublicensee.

(c)
If, for any reason, a particular Milestone Event specified in Clause 13.4.1 is achieved with respect to a given Product and Indication without one or more preceding Milestone Events with respect to such Product and Indication having been achieved, then upon the achievement of such Milestone Event, both the Milestone Event Payment applicable to such achieved Milestone Event and the Milestone Event-related Payment(s) applicable to such preceding unachieved Milestone Event(s) shall be due and payable.

(d)
In the event that [***] two or more Milestone Events are merged or combined with any other Milestone Event, for example [***]. For example, [***], the Milestone Event in Clause 13.4.1(c) would be deemed achieved and the relevant Milestone Event Payment become due.

(e)
Where the Selected Candidate fails in any Clinical Trial or is replaced for any other reason and is replaced by a Replacement Back-up Compound, Development Milestones already paid in relation to the replaced Selected Candidate shall not be due and payable in relation to the Replacement Back-up Compound. Development Milestones shall be due for the Replacement Back-up Compound where it reaches any Milestone Event in relation to which a Development Milestone was not payable for the replaced Selected Candidate.

13.4.3
Notice of Achievement; Timing of Payment. With respect to each Milestone Event, Lilly shall inform Immunocore within [***] of the achievement of such Milestone Event (whether such Milestone Event is achieved by Lilly or its Sublicensees). Immunocore

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shall issue an invoice for payment in relation to the Milestone Event and Lilly shall pay such invoice within [***] of receipt of the relevant invoice.

13.4.4
Co-Development Clarification. For the avoidance of doubt, in the event that Immunocore has exercised the Immunocore Co-Development Option with respect to a given Selected Target (and related Research Plan Compounds) and Immunocore (i) has not exercised an Opt-Out Right with respect thereto, Immunocore shall receive no Development Milestone-related payments under this Clause 13.4 with respect to Products directed to such Selected Target, or (ii) then exercises any Opt-Out Right with respect thereto, Immunocore shall receive no Development Milestone-related payments under this Clause 13.4 with respect to Development Milestones with respect to Products directed to such Selected Target achieved prior to exercising such Opt-Out Right. For clarity, in the event of the preceding sub-Clause (ii), Immunocore may receive Development Milestone-related payments in connection with Development Milestones with respect to Products directed to such Selected Target achieved following the date of the exercise of the Opt-Out Right with respect thereto.

13.5	Commercial Milestone Payments.

13.5.1
Commercial Milestone Events. Commercial Milestone Payments will only be payable by Lilly in connection with Products directed to a Selected Target with respect to which Immunocore has not exercised the Immunocore Co-Development Option or where Immunocore (having exercised the Immunocore Co-Development Option) then exercises any of its Opt-Out Rights. In such circumstances, Lilly will pay Immunocore the following one-time payments, on a Product-by-Product basis, upon such Product achieving the following Commercial Milestone Events, the level of payment being based on the point at which Immunocore ceases to share the responsibility for the development of such Product:

Commercial Milestone Events	Co-Develop. Option Not Exercised	Exercised Phase I Opt- Out Right at 25%	Exercised Phase I Opt- Out Right at 50%	Exercised Phase II Opt-Out Right at 25%	Exercised Phase II Opt-Out Right at 50%

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

13.5.2	Commercial Milestone for Diagnostic Products. Where any Product is sold for diagnostic purposes only (whether by Lilly or any of its Sublicensees) (“Diagnostic

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Product”), a single payment shall be made by Lilly of [***] upon First Commercial Sale of such Diagnostic Product. Lilly shall notify Immunocore within [***] of First Commercial Sale of any Diagnostic Product. For clarity, this is a one-time milestone payment for first commercial sale in the world, not payments for First Commercial Sale in each country. Payment of the [***] shall be due within [***] of receipt of invoice from Immunocore. No Milestone Event Payments, Commercialization Milestone Payments or Royalties shall be due and payable in relation to such Diagnostic Product.

13.5.3
Notice of Achievement; Payment. With respect to each Commercial Milestone Event listed in Clause 13.5.1 above, Lilly shall promptly (and in any event within [***] of the end of the calendar quarter during which such Net Sales Event occurs) inform Immunocore following the achievement of such event by either Lilly or its Sublicensees. On or after Immunocore’s receipt of such notice of achievement, Immunocore shall submit a written invoice to Lilly for the corresponding Commercial Milestone Payment. Each such invoice shall specify the applicable Commercial Milestone Event, and shall be payable within [***] of receipt of an invoice from Immunocore with respect thereto.

13.5.4
Co-Commercialization Clarification. For the avoidance of doubt, in the event that Immunocore has exercised the Immunocore Co-Development Option with respect to a given Selected Target (and related Research Plan Compounds) and Immunocore has not exercised an Opt-Out Right with respect thereto, Immunocore shall receive no Commercial Milestone Payments under this Clause 13.5 with respect to Products directed to such Selected Target.

13.6	Royalty Payments for Products.

13.6.1
Valid Claim Products. Lilly shall pay Immunocore, on a Product by Product basis, and subject to the terms of Clauses 13.6.2 and 13.6.3, the following royalties on annual worldwide Net Sales of such Product by Lilly or its Sublicensees.

Annual Aggregate Net Sales Level of each Product	Co-Develop. Option Not Exercised	Exercised Phase I Opt- Out Right at 25%	Exercised Phase I Opt-Out Right at 50%	Exercised Phase II Opt-Out Right at 25%	Exercised Phase II Opt-Out Right at 50%
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

(a)
Royalties shall be payable on Net Sales of each Product in each country, for the period set forth in Clause 13.6.3, where such Product either (i) is Covered by a Valid Claim and such Valid Claim Covers the composition of matter of the relevant Product itself, or approved use(s) for such Product, so long as there are no other approved uses of such Product that are not Covered by such Valid

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Claim; or (ii) in the absence of any Valid Claim as provided in (a)(i) above, manufacture of such Product requires the use of any Confidential Information Controlled by Immunocore or where the manufacture of such Product is Covered by a Valid Claim other than a Valid Claim provided in (a)(i) above or such Product benefits from a period of market exclusivity granted in accordance with Applicable Laws, including Orphan Drug Designation, and in each case for the duration of any granted exclusivity period and in which case the amounts payable shall be reduced and paid at [***] of the level stated in the table above.

(b)
For the purposes of Clauses 13.6.1 and 13.6.3(a), a Valid Claim will not include the claims of any patent application which has been pending for a period of more than [***] from its first priority date in front of the relevant patent office or administrative body. On expiry of such [***] period royalties under Clause 13.6.1(a)(i) shall be suspended and royalties shall instead be payable in accordance with Clause 13.6.1(a)(ii) until the claims of such patent application issue in which case the provisions of Clause 13.6.1(a)(i) shall again apply to such Valid Claim to the extent the Royalty term with respect to such Product has not expired in accordance with Clause 13.6.3.

(c)
For the avoidance of doubt, Immunocore shall receive no Royalties under this Clause 13.6.1 with respect to Net Sales of Joint Selected Candidates (and Products containing any such Joint Selected Candidates), but rather shall receive, or pay, its share of profits and losses in accordance with the Co-Commercialization Agreement.

13.6.2	Payment Offsets.

(a)	Third Party Payments.

(i)
General Third Party License. Subject to Clause 13.6.2(a)(ii), if, after the Effective Date, Lilly or its Sublicensee obtains a right or license under any intellectual property of a Third Party, where the making, using, selling, offering for sale, or importing of a Product by Lilly or the relevant Sublicensee is in the absence of such right or license [***] infringe the intellectual property of a Third Party [***], then Lilly may offset the payments due and payable to Immunocore with respect to such Product by the amount of payments paid by Lilly or its Sublicensee to such Third Party for such right or license; provided that in no event shall such reductions reduce the payments owed to Immunocore for such Product by more than [***] of what would otherwise be owed by Lilly, or their Sublicensee to Immunocore.

(ii)
Third Party Partner License. If, after the Effective Date, Lilly or its Affiliate or Sublicensee obtains a right or license under a Patent controlled by a Third Party Partner, which Patent is registered in the name of Immunocore or any Immunocore Affiliate (a “Selected Patent”), where the making, using, selling, offering for sale, or

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importing of a Product by Lilly or the relevant Sublicensee is in the absence of such right or license [***] infringe a Selected Patent [***], then Lilly may offset the payments due and payable to Immunocore with respect to such Product by the amount of payments paid by Lilly or its Sublicensee to such Third Party Partner for such right or license; provided that in no event shall such reductions reduce the payments owed to Immunocore for such Product by more than [***] of what would otherwise be owed by Lilly, or their Sublicensee to Immunocore.

(b)
Biosimilar. Following the first commercial sale of a Biosimilar in a country and such Biosimilar is not being commercialized by Lilly, the royalties due and payable by Lilly or its Sublicensee hereunder shall be reduced by [***] in such country. The reduction in Royalties under this Clause 13.6.2(b) shall only apply during the period of time that the Biosimilar is being sold by a Third Party (excluding any Sublicensee) in such country and shall not apply where [***]. As used herein, “Biosimilar” means any drug or biological product that is subject to review under an abbreviated approval pathway as a biosimilar, follow-on biologic or generic biological product, as those terms are commonly understood under the FD&C Act or the PHS Act and related rules and regulations, or the corresponding or similar laws, rules and regulations of any other jurisdiction and where such drug or biological product obtains Regulatory Approval based on, or in part on, reference to any data or Regulatory Approval applicable to a Product hereunder.

(c)
The cumulative reduction made under Clause 13.6.2(a) and 13.6.2(b) in a country shall not exceed a total of more than [***] of what would otherwise be owed by Lilly to Immunocore in accordance with Clause 13.6.1 in such country; provided, that [***] in the event a royalty reduction under Clause 13.6.2(a)(ii) also applies.

13.6.3
Royalty Term. The Royalty obligations set forth in Clause 13.6.1 above will commence on a country-by-country and Product-by-Product basis upon the First Commercial Sale of such Product in such Country, and expire on a country-by-country and Product-by-Product basis upon the later of (a) expiration of the last to expire Patent containing a Valid Claim (as defined in Clause 13.6.1(a)) which Covers the composition of matter of such Product itself, or approved use(s) for such Product so long as there are no other approved uses of such Product that are not Covered by such Valid Claim in such country; or (b) ten years from First Commercial Sale of such Product.

13.6.4
Rights Following Expiration of Royalty Term. Upon expiry of Lilly’s payment obligation hereunder with respect to a Product in a country, the license in Clauses 10.1 and 10.2 shall be fully paid-up, irrevocable, transferable and sublicenseable in respect of such Product in such country. With respect to the “surviving license” granted under Clause 10.1, the Parties acknowledge and agree that for purposes of such “surviving license” the license granted in Clause 10.1 shall be deemed to be amended to reflect the right to conduct research with respect to such Product instead of the right to conduct research with respect to any particular plan under this Agreement.

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13.7	Costs of Research Plan. Each Party shall be responsible for their own costs and expenses incurred in performance of any Research Plan.

13.8	Reimbursement of Costs Under any Co-Development Plan.

13.8.1
Where Immunocore has exercised a given Immunocore Co-Development Option and prior to exercise of any Opt-Out Rights with respect to the relevant Co-Development Plan, Immunocore shall share in the costs and expenses of such Co-Development Plan.

13.8.2
The estimated costs of any Co-Development Plan shall be set out in the initial Co-Development Plan prepared in accordance with Clause 5.4, and such Co-Development Plan shall be updated in accordance with Clause 7.4.

13.8.3
No later than the [***] after the end of each calendar quarter during the performance of any Co-Development Plan, each Party shall provide to the other Party a list of all costs and expenses reasonably incurred in the performance of the relevant Co-Development Plan (“Development Costs”). Such Development Costs shall include [***]. Subject to Clause 13.8.6(h), Development Costs shall not include [***]. Where Development Costs of personnel are included, timesheets will be made available to support such costs where reasonably requested by the other Party. Each Party shall provide reasonable evidence supporting any claimed costs on reasonable request from the other Party.

13.8.4
Subject to Clause 7.4 and Article 8, Immunocore shall be obliged to pay either twenty five percent (25%) or fifty percent (50%) of such Development Costs depending on the level at which it exercised the Immunocore Co-Development Option. Payment shall also be subject to the provisions of Clause 7.4 in relation to changes to a given Co-Development Plan.

13.8.5
To the extent money is owed to Lilly, Lilly shall invoice Immunocore for such sums and Immunocore shall pay such invoice within [***] of receipt of invoice. Where Immunocore is owed reimbursement of Development Costs, Immunocore shall invoice Lilly for such sums and Lilly shall pay such invoice within [***] of receipt of invoice. Where any part of Development Costs is disputed, reimbursement of the non-disputed part of such Development Costs shall occur in accordance with this Clause 13.8.5 and the Parties shall resolve the dispute as expeditiously as possible in accordance with Clause 13.8.7.

13.8.6	In calculating any Development Costs the following principles will apply:

(a)	[***];

(b)	Where any discounts or reductions are available in relation to any Development Costs incurred, such discounts or reductions will apply to any reimbursement under Clause 13.8.5;

(c)	All Development Costs shall be calculated in US dollars, unless otherwise expressly provided in this Agreement. Development Costs incurred outside of

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the US shall be first determined in the currency in which they are incurred and shall then be converted into an amount in US dollars in accordance with the incurring Party’s standard procedures for accounting in accordance with the Accounting Standards;

(d)	[***];

(e)	Any Development Costs will be provided for at the rate actually incurred or otherwise accounted for in the accounts of either Party as relevant;

(f)	Where any Development Costs incurred by a Party are recoverable from a Third Party (excluding Affiliates), such costs shall not be subject to reimbursement by the other Party under Clause 13.8.5;

(g)
Where any Development Costs relate to both the Co-Development Plan and any other work effort or research program applicable to either Party (including in relation to any capital expenditure or equipment acquired for the performance of any Co-Development Plan), the Development Costs shall be pro-rated on a reasonable basis and depending on the relative usage for each relevant program; and

(h)
Any Development Costs shall be incurred in accordance with standard practice of the Parties (including any expense or travel policy) and shall be treated or accounted for in the same way as other similar costs of a Party all in accordance with applicable Accounting Standards.

13.8.7
Audit Right. Where either Party disputes that any costs are not necessarily incurred in the performance of any Co-Development Plan the dispute shall first be referred to senior managers in accordance with Clause 21.1. Where the dispute is not resolved within [***] of such referral, either Party may request the right to request that such report be verified by the audited Party’s then-current independent, certified and internationally recognized public accounting firm. Such right to request a verified report shall (i) be limited to the period covered by the disputed Development Costs being claimed; and (ii) not more frequently than once with respect to records covering any specific period of time.  Each Party shall, upon timely request  and on at least [***] advance notice from Immunocore or Lilly, as applicable, and at a mutually agreeable time during its regular business hours, make its records available for inspection by the relevant accounting firm at such place or places where such records are customarily kept, solely to verify the accuracy of the disputed Development Costs being requested under this Agreement. The accounting firm shall only state factual findings in its audit reports. The draft audit report shall be shared with both Parties at the same time. Following review and approval by all Parties of the draft audit, the final audit report shall be shared with Lilly and Immunocore.

13.8.8
Underpayment; Overpayment. After reviewing the audit report delivered under Clause 13.8.7, any discrepancy in Development Costs and reimbursement of such costs shall be corrected by the relevant Party or Parties within [***] of delivery of audit report under Clause 13.8.7. Any audit shall be at the requesting Party’s expense unless

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such audit shows more than the greater of (a) a [***] and (b) [***], discrepancy in the Development Costs being claimed.

13.8.9	Payment and Related Matters. All payments in connection with Development Costs will be handled in accordance with Clauses 14.3 – 14.6, inclusive.

ARTICLE 14     ROYALTY REPORTS; AUDITS

14.1	Timing of Royalty Payment. All royalty payments shall be made within [***] days of the end of each calendar quarter in which the sale was made.

14.2
Royalty Report. For each calendar quarter for which Lilly has an obligation to make Royalty payments, such payments shall be accompanied by a report that specifies for such calendar quarter the following information (“Net Sales Report”):

14.2.1	total Net Sales of all Products sold in all countries;

14.2.2	Net Sales on a country-by-country basis for all Products sold;

14.2.3	the exchange rate used to convert Net Sales from the currency in which they are earned to US dollars; and

14.2.4	the total Royalties due to Immunocore.

If Lilly is reporting Net Sales for more than one Product, the foregoing information shall be reported on a Product-by-Product basis.

14.3	Mode of Payment.

14.3.1
All payments hereunder shall be made by telegraphic transfer in immediately available funds to the account listed below (or such other account as the receiving Party shall designate before such payment is due):

If to Immunocore:

Bank:	[***]
Bank Address:	[***]
Account #:	[***]
IBAN:	[***]
BIC/SWIFT:	[***]

If to Lilly, to such accounts as Lilly may designate in writing.

14.3.2
Where either Party changes the details of the bank account into which payments due under this Agreement are to be paid, including nomination of an account other than one held by Immunocore under Clause 9.2.2, the Party so nominating shall reimburse the other Party in full for any additional tax liabilities or similar payments that are actually paid by such other Party as a direct result of the change in bank account details

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(which, in the case of Lilly, will be deemed to mean a bank account outside of the US), excluding internal administrative costs incurred as a result of changing the bank details.

14.4
Currency of Payments. All payments under this Agreement shall be made in US dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the US shall be first determined in the currency in which they are earned and shall then be converted into an amount in US dollars in accordance with Lilly’s standard procedures for accounting in accordance with the Accounting Standards.

14.5
Taxes. Each Party shall comply with Applicable Laws regarding filing and reporting for tax purposes. Neither Party shall treat their relationship under this Agreement as a pass through entity for tax purposes. If any payments made by the Parties under this Agreement are subject to withholding taxes under Applicable Laws of any state, federal, provincial or foreign government, each Party shall be authorized to withhold such taxes as are required under applicable law, pay such taxes to the appropriate government authority, and remit the balance due to the other Party net of such taxes. The Party paying the taxes to the government authority shall secure and deliver to the other Party an official receipt for taxes paid. The Parties agree to fully cooperate with each other to enable each Party to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible and administratively reasonable. Each Party shall provide and make available to the other Party any exemption certificates, resale certificates, information regarding out of state or out of country sales or use of equipment, materials or services, and any other information reasonably requested by the other Party to support the provisions of this Clause 14.5, including the appropriate organization of invoice formats and supporting documents to allow maximization of reclamation of VAT and other transaction taxes.

14.6
Late Payment. In relation to any amount required to be paid by a Party hereunder which is not paid on the date due, the other Party may charge interest at a rate equal to the [***] effective for the date that payment was due, as reported by The Wall Street Journal (New York edition). Such interest shall be computed on the basis of a year of 360 days for the actual number of days payment is delinquent.

14.7	Records; Inspection.

14.7.1
Records.  Lilly agrees to keep, for [***] from the year of creation, records of all sales of Products for each reporting period in which royalty payments are due, showing sales of Products for each of Lilly and its Sublicensees and applicable deductions in sufficient detail to enable the report provided under Clause 14.2 to be verified. Lilly shall procure that its Sublicensees keep records in accordance with this Clause.

14.7.2
Audits. Immunocore shall have the right to request that such report provided under Clause 14.7.1 be verified by [***] independent, certified and internationally recognized public accounting firm (the “CPA Firm”). Such right to request a verified report shall (i) be limited to a [***] period immediately preceding such request for a verified report; (ii) not be exercised more than once in any calendar year; and (iii) not occur more frequently than once with respect to records covering any specific period of time. Subject to Clause 14.7, Lilly shall, upon timely request and at least [***] advance notice from Immunocore and at a mutually agreeable time during its regular business hours,

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make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the reports provided under Clause 14.2 and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The draft audit report shall be shared with Lilly at the same time that it is shared with Immunocore. Following review and approval by all Parties of the draft audit, the final audit report shall be shared with Lilly and Immunocore. Lilly shall procure access to Sublicensee records relevant to verify the accuracy of reports under Clause 14.2 relating to such Sublicensee and in accordance with this Clause 14.7.2 and shall make such Sublicensee records reasonably available to the CPA Firm.

14.7.3
Confidentiality. Prior to any audit under Clause 14.7.2, the CPA Firm shall enter into a written confidentiality agreement with Lilly that (i) limits the CPA Firm’s use of Lilly and its Sublicensees’ records to the verification purpose described in Clause 14.7.2; (ii) limits the information that the CPA Firm may disclose to the Immunocore to the numerical summary of payments due and paid; and (iii) prohibits the disclosure of any information contained in such records to any Third Party for any purpose (except as required by Applicable Law). The Parties agree that all information subject to review under Clause 14.7.2 and/or provided by the CPA Firm to Immunocore is Lilly’s Confidential Information, and Immunocore shall not use any such information for any purpose that is not germane to Clause 14.7.2.

14.7.4
Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, Lilly shall promptly pay any uncontested, understated amounts due to Immunocore. Any overpayment made by Lilly or any Sublicensee shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at Immunocore’s election. Any audit under Clause 14.7.2 shall be at Immunocore’s expense; provided, however, Lilly shall reimburse reasonable out-of-pocket audit fees for a given audit if the results of such audit reveal that Lilly and any Sublicensee underpaid Immunocore with respect to royalty payments by [***], or more, for the audited period.

ARTICLE 15     INTELLECTUAL PROPERTY; OWNERSHIP

15.1	Disclosure; Ownership; Inventorship; Assignment and Cooperation.

15.1.1
Disclosure. During the Term, each Party shall promptly disclose to the other any registerable Foreground IP conceived, or reduced to practice by or for the disclosing Party during the course of any Research Plan and/or any Co-Development Plan. Disclosure will be made via designated patent representatives for each Party.

15.1.2	Ownership. As between the Parties:

(a)	subject to sub-Clause (c) below, Immunocore shall solely own any Foreground IP it solely creates or reduces to practice;

(b)	subject to sub-Clause (c) below, Immunocore and Lilly shall jointly own any Foreground IP created or reduced to practice jointly by the Parties (“Joint IP”); and

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(c)
Lilly shall solely own any Foreground IP (i) it solely creates or reduces to practice or (ii) that is created by either Party, solely or jointly, in the performance of any activities under a Co-Development Plan or Development Plan.

In relation to any inventions, existence and ownership of inventions shall be determined in accordance with English law. Without limiting the foregoing, each Party retains an undivided one-half interest in and to the Joint IP (including Patents therein). Subject to the licenses granted in Article 10 and the allocation of Intellectual Property Rights herein (including, for clarity, Lilly’s exclusive right to exploit such Joint IP as Covers the composition of matter of a Research Plan Compound or Product, or approved use(s) for such Research Plan Compound or Product under Clause 10.2), (1) each Party may exploit fully the Joint IP, in any field, and may grant licenses under the Joint IP, without obtaining consent from the other Party, and (2) may transfer or encumber its ownership interest in any of the Joint IP, subject to obtaining the prior written consent of the other Party (which consent will not be unreasonably withheld, conditioned or delayed), in each case of sub-clauses (1) and (2), without accounting to the other Party.

Nothing in this clause shall effect or impact any ownership of either Party in relation to any Background IP.

15.1.3
Assignment; Cooperation. Each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 15. Each Party shall to the extent legally possible under relevant national or local laws use Commercially Reasonable Efforts to cause all of its employees, Affiliates and any Third Parties working pursuant to this Agreement on its behalf, to assign (or otherwise convey rights) to such Party any Patents and Know-How discovered, conceived or reduced to practice by such employee, Affiliate or Third Party, and to cooperate with such Party in connection with obtaining patent protection therefore.

15.2	Patent Prosecution.

15.2.1
Immunocore Controlled Prosecution and Maintenance. Immunocore shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Background IP. Immunocore shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Foreground IP, to the extent any Patent does not include any claim Covering (i) a Selected Target, or (ii) the composition of matter of a, Research Plan Compound or Product, or (iii) any use of a Research Plan Compound or Product. Immunocore will provide Lilly with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to the Immunocore Foreground IP, and will keep Lilly reasonably informed of the status of such Prosecution and Maintenance, including providing Lilly copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Immunocore. Immunocore shall [***] regarding such activities and shall [***] with respect thereto. Without limiting the foregoing, in the event

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that Immunocore elects not to Prosecute and Maintain any Patents under this Clause 15.2.1, Immunocore shall not grant any Third Party [***] the right to do so.

15.2.2	Lilly Controlled Prosecution and Maintenance.

(a)
Lilly shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Foreground IP to the extent such Patents include any claim Covering (i) a Selected Target, or (ii) the composition of matter of a Research Plan Compound or Product, or (iii) any use of a Research Plan Compound or Product (excluding Joint IP, which is addressed below in Clause 15.3.2(b)), and Lilly Foreground IP. Lilly will provide Immunocore with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to such Immunocore Foreground IP and Lilly Foreground IP and will keep Immunocore reasonably informed of the status of such Prosecution and Maintenance, including providing Immunocore copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Lilly. Immunocore will provide all reasonable cooperation and assistance to Lilly at Lilly’s reasonable request and at Lilly’s expense in Prosecution and Maintenance of such Patents, including generating data and reports, and making scientific personnel reasonably available to Prosecute and Maintain patent applications.

(b)
Lilly shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Joint IP. Lilly will provide Immunocore with a draft copy of any proposed patent application, filings and other material correspondence with applicable governmental authorities covering the Joint IP for review and comment prior to filing or prior to submission of any response or communication with applicable governmental authorities and will keep Immunocore reasonably informed of the status of such Prosecution and Maintenance, including providing Immunocore with copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Lilly. Lilly will provide any filings or correspondence for comment by Immunocore where possible at least [***] prior to any due date or required response date. Lilly will [***] in good faith all comments provided by Immunocore to Lilly prior to any due date or required response date. Immunocore will provide all reasonable cooperation and assistance to Lilly at Lilly’s reasonable request and at Lilly’s expense in Prosecution and Maintenance of the Joint IP, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications.

(c)
If Lilly elects not to Prosecute and Maintain any Patents within the Joint IP or Patents within the Immunocore Foreground IP under Clause 15.2.2, Lilly shall provide at least [***] written notice to Immunocore. Thereafter, Immunocore shall have the right, but not the obligation, to Prosecute and Maintain any such notified Patents, at its sole expense and in its sole discretion. Lilly will provide

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reasonable cooperation and assistance to Immunocore in relation to transferring such Prosecution and Maintenance. Notwithstanding the foregoing, Immunocore shall have no right to step-in under this Clause 15.2.2(c) where Lilly has decided not to Prosecute and Maintain any Patents within the Foreground IP solely owned by Lilly; to the extent such Patents do not Cover [***] any Product.

15.3	Enforcement Rights for Infringement by Third Parties.

15.3.1
Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the Patents within the Background IP or Foreground IP to the extent such actual or suspected infringement is relevant to any Selected Target, Research Plan Compound or a Product, or, of any claim of invalidity, unenforceability, or non-infringement of any Patents within the Background IP (to the extent relevant to any Selected Target or Product), Foreground IP or Joint IP (each an “Infringement”). At the request of the Party receiving such notice, the other Party shall provide all evidence in its possession pertaining to the actual or suspected Infringement.

15.3.2	Enforcement Actions. The Parties shall consult as to potential strategies to terminate suspected or potential Infringement; provided, that:

(a)
Lilly shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Clauses 15.2.2(a) and 15.2.2(b). If Lilly does not, within [***] of receipt of a notice under Clause 15.3.1, take steps to abate the Infringement, then Lilly shall provide written notice to Immunocore thereof, and Lilly and Immunocore shall discuss the strategy thereof.

(b)
Immunocore shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Clause 15.2.1.  If Immunocore does not, within [***] of receipt of a notice under Clause 15.3.1, take steps to abate the Infringement, or to file suit to enforce against such Infringement, then Lilly shall have the right, but not the obligation, to take action to enforce against such Infringement; provided that if Immunocore is diligently pursuing ongoing settlement discussions at the end of such [***] period then Lilly shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or Immunocore ceases to pursue such discussions diligently. To the extent this Clause relates to Immunocore Background IP, the obligations under this Clause will be subject to any Third Party Partner agreement entered into by Immunocore before the Effective Date.

(c)
the non-controlling Party shall reasonably cooperate with the Party controlling any such action to abate or enforce (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if

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necessary, by being joined as a party provided that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense. The Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

15.3.3
Settlement. The Party controlling any such enforcement action described in Clause 15.3.2 (a “Clause 15.3.2 Enforcement”), at its sole discretion, may take reasonable actions to terminate any alleged Infringement without litigation; provided, that if any such arrangement would adversely affect the non-controlling Party’s rights under this Agreement, then that arrangement is subject to the non-controlling Party’s prior written consent, which consent shall not to be unreasonably withheld, conditioned or delayed).

15.3.4
Costs and expenses. The Party controlling any Clause 15.3.2 Enforcement shall bear all costs and expenses, including litigation expenses, related to such enforcement actions, except to the extent agreed otherwise in the Co-Commercialization Agreement.

15.3.5
Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 13, all damages, amounts received in settlement, judgment or other monetary awards recovered in Clause 15.3.2 Enforcement with respect to activities of the Third Party that occurred prior to the effective date of such award shall be shared as follows:

(a)	first, [***]; and

(b)	second, the controlling Party will retain the remainder.

Any receipts by Lilly under Clause 15.3.5(b) shall constitute Net Sales and be subject to payment of royalties under Clause 13.6 (or appropriate treatment under the Co-Commercialization Agreement, as applicable).

For the avoidance of doubt and in the absence of any relevant Co-Commercialization Agreement or Co-Development Plan, if any settlement results in the granting to the alleged infringer of a sublicense of any of the Licensed Intellectual Property with running royalties payable on post-settlement sales by the alleged infringer, such alleged infringer shall be deemed to be a Sublicensee and such royalties on post-settlement sales (i) shall be subject to all applicable royalty obligations hereunder [***] and (ii) shall not be subject to this Clause 15.3.5).

15.4	Third Party Infringement Claims.

15.4.1
Notice. In the event that a Third Party shall make any claim, give notice, or bring any suit or other inter parties proceeding against Lilly or Immunocore, or any of their respective Affiliates or licensees (exclusive of Third Party Partners) or customers, for infringement or misappropriation of any Intellectual Property Rights with respect to the research, development, making, using, selling, offering for sale, import or export of any

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Research Plan Compound or Product or with respect to any Selected Target (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall promptly notify the other Party and provide all evidence in its possession pertaining to the claim or suit.

15.4.2
Defense. The Parties shall consult as to potential strategies to defend against any Third Party Infringement Claim, consistent with the overall goals of this Agreement, including by being joined as a party. The Parties shall cooperate with each other in all reasonable respects in the defense of any Third Party Infringement Claim or raising of any counterclaim related thereto. Subject to the respective indemnity obligations of the Parties set forth in Article 19, Lilly shall be solely responsible for defending such Third Party Infringement Claim including selection of counsel, venue, and directing all aspects, stages, motions, and proceedings of litigation. If Lilly does not, within [***] of receipt of a notice under Clause 15.4.1, take steps to defend the Third Party Infringement Claim, then to the extent that such Third Party Infringement Claim is brought against Immunocore, Immunocore shall have the right, but not the obligation, to take action to enforce or defend against such Third Party Infringement Claim provided that if Lilly is diligently pursuing ongoing settlement discussions at the end of such [***] period then Immunocore shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or Lilly ceases to pursue such discussions diligently. At the controlling Party’s request and expense, the non-controlling Party shall cooperate with the controlling Party in connection with any such defense and counterclaim, provided that the non-controlling Party shall be reimbursed by the controlling Party as to any reasonable and documented costs or expenses, and shall have the right to be represented by its own counsel at its own expense. Any counterclaim or other similar action by a Party, to the extent such action involves any enforcement of rights under the Licensed Intellectual Property, Foreground IP or Joint IP, will be treated as an enforcement action subject to Clause 15.3. Nothing in this Clause 15.4 shall prevent Immunocore from complying with the terms of any court order relating to or arising out of any Third Party Infringement Claim.

15.4.3
Settlement. If any such defense under Clause 15.4.2 would adversely affect the other Party’s rights under this Agreement or impose a financial obligation upon the other Party or grant rights in respect, or affect the validity or enforceability, of the other Party’s Patents or any Joint IP, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim shall not be entered into without the consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).

15.4.4
Costs and Expenses. The Party controlling the defense of any Third Party Infringement Claim shall bear all costs and expenses, including litigation expenses, to defend against any Third Party Infringement Claim; provided, that, [***]. For clarity such obligation shall not include any expenses incurred in the bringing of any counterclaim.

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ARTICLE 16     CONFIDENTIALITY

16.1
Non-use and Non-disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (ii) except in connection with activities contemplated by, the exercise of rights permitted by (including in accordance with Clause 16.3(e), or in order to further the purposes of, this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (iii) take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature).

16.2
Exclusions Regarding Confidential Information. Notwithstanding anything set forth in this Article 16 to the contrary, the obligations of Clause 16.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion from the obligations set forth in Clause 16.1 can demonstrate that the Confidential Information to be excluded of the other Party:

(a)	was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

(b)	was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

(c)
became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

(d)
was received by the receiving Party without an obligation of confidentiality from a Third Party having the right (to the knowledge of the receiving Party) to disclose such information without restriction;

(e)	was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party; or

(f)	was released from the restrictions set forth in this Agreement by express prior written consent of the Party.

16.3	Authorized Disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:

(a)
if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the Party seeking to disclose the Confidential Information of the other Party (i) uses all reasonable efforts to inform the other Party prior to making any such disclosures and cooperates with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, requests confidential treatment of such information;

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(b)
to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent within the Licensed Intellectual Property, Joint IP or Foreground IP in accordance with this Agreement;

(c)
as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and Clinical Trials and for pricing approvals, for any Products, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)	to take any lawful action that it deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; or

(e)
to the extent necessary, to Sublicensees, collaborators (including collaborators, and potential collaborators, relating to use of Products in combination with other products), vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive as those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further the receiving Party may disclose Confidential Information to existing or potential acquirers, merger partners, permitted sub-contractors and professional advisors only to the extent strictly necessary for the relevant transaction with such Third Parties and provided in each case that such Third Parties agree to maintain the Confidential Information under written agreements of confidentiality at least as restrictive as those set forth in this Agreement.

16.4	Terms of this Agreement. The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of both Parties.

16.5	Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes the Confidentiality Agreement between the Parties dated 25th February 2014.

16.6
No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under Article 10, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

ARTICLE 17     PUBLICITY; PUBLICATIONS; USE OF NAME

17.1
Publicity. The Parties shall agree and issue a joint press release, as set out in Appendix E, concerning the execution of this Agreement on or within fourteen (14) days of the Effective Date. The text of any other press releases, public announcements or PowerPoint presentations concerning this Agreement, the subject matter hereof, or the research, development or

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commercial results of Products hereunder (a “Release”) shall be addressed pursuant to Clauses 17.2 -17.5, inclusive, as applicable.

17.2
Releases During the Research Plan. Subject to Clauses 17.1 and 17.5, during the Research Term neither Party may issue a Release without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed and any consent or refusal shall be provided within [***] of request for such consent. In the absence of any reply to a request for consent within such [***] period, consent shall be deemed given.

17.3
Releases During any Co-Development Plan. Subject to Clauses 17.1 and 17.5, during the Co-Development Term neither Party may issue a Release without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed and any consent or refusal shall be provided within [***] of request for such consent. In the absence of any reply to a request for consent within such [***] period, consent shall be deemed given. Releases related to any activities under the Co-Commercialization Agreement will be addressed in the Co-Commercialization Agreement.

17.4	Releases Related to Selected Candidates and Products. Subject to Clauses 17.2, 17.5 and 17.6, after the completion of any relevant Research Plan:

17.4.1	Immunocore may not issue a Release without Lilly’s prior written consent; provided, that [***] Lilly shall not unreasonably withhold its consent to [***]; and

17.4.2
Lilly may not issue a Release without Immunocore’s prior written consent if it includes reference to Immunocore by name (unless such reference to Immunocore only identifies Immunocore as the licensor of relevant Intellectual Property Rights).

In each case, consent shall not be unreasonably withheld, conditioned or delayed and shall be provided or refused within [***] of request for such consent. In the absence of any reply to a request for consent within such [***] period, consent shall be deemed given.

17.5
Releases required by law or regulation. Each Party may issue any Release it is required to issue by Applicable Law (including, in the case of Immunocore, any announcements required to satisfy the UK Takeover Panel or the UKLA listing rules; and, in the case of Lilly, requirements of any law or rule imposed by the US Securities and Exchange Commission or any securities exchange).

17.6
Publications. Notwithstanding Clauses 17.1 to 17.5, both Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the Research Plan Compounds, Products or New Products may be beneficial to both Parties, provided that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by either Party:

17.6.1
With respect to any paper or presentation proposed for disclosure by Lilly which utilizes information generated by or on behalf of Lilly, so long as such paper or presentation does not contain any Confidential Information of Immunocore, Lilly shall be free to

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make, publish and disclose such papers and presentations at its discretion. Lilly shall acknowledge Immunocore, as appropriate, in any publication that discloses Lilly’s use of the Products or the results of any Research Plan or Co-Development Plan. For clarity, Lilly shall not be permitted to publish or otherwise disclose any Confidential Information of Immunocore except as may be expressly permitted pursuant to Clause 16.2 or 16.3; and

17.6.2
With respect to any paper or presentation proposed for disclosure by (i) Lilly, which includes Confidential Information of Immunocore, or (ii) Immunocore, which utilizes information generated by or on behalf of Immunocore relating to any Selected Target, Research Plan Compounds, Products or New Products or any Confidential Information of Lilly, (in each case, the relevant Party is the “Disclosing Party”), the other Party shall have the right to review and approve any such proposed paper or presentation (the “Non-Disclosing Party”). The Disclosing Party shall submit to the Non-Disclosing Party the proposed publication or presentation (including posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) at least [***] prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. The Non-Disclosing Party may review such submitted materials and respond to the Disclosing Party as soon as reasonably possible, but in any case within [***] for abstracts) of receipt thereof. At the option of the Non-Disclosing Party, the Disclosing Party shall (a) delete from such proposed publication or presentation any Confidential Information of the Non-Disclosing Party and/or (b) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than [***]) to permit the Non-Disclosing Party to seek appropriate patent protection.

17.7
No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “Immunocore” or “Lilly” or any of their Affiliates, or any other trade name, symbol, logo or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.

ARTICLE 18     REPRESENTATIONS

18.1	Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

18.1.1	it is validly organized under the laws of its jurisdiction of incorporation;

18.1.2	it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

18.1.3	the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

18.1.4	it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

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18.1.5
the performance of its obligations under this Agreement will not conflict with such Party’s charter documents or any Third Party agreement, contract or other arrangement to which such Party is a party;

18.1.6	it will comply with all Applicable Laws in the performance of this Agreement; and

18.1.7	it has the legal right and power to extend the rights and licenses granted to the other Party hereunder.

18.2	Immunocore Additional Warranty. Immunocore also represents and warrants to Lilly that:

18.2.1
as of the Effective Date, it has not received any written letter, nor to Immunocore’s knowledge is any Third Party, threatening infringement or alleging infringement, of any Third Party rights in relation to the Immunocore Background IP; provided, however, that nothing in this Clause 18.2 shall be interpreted as requiring Immunocore to have undertaken any inquiries or to have obtained any freedom to operate opinion.

18.2.2
as of the Effective Date Immunocore is not aware of any opposition, third party observation, inter-partes proceedings, including IPRs, or re-examinations relating to any of the Licensed Patents listed in Exhibit A or (b) challenging Immunocore’s ownership or control of the Licensed Patents;

18.2.3
as of the Effective Date, the Licensed Intellectual Property listed in Exhibit A, and all Licensed Intellectual Property which is owned or co-owned (as opposed to in-licensed) by Immunocore, is free and clear of any liens, charges and encumbrances (other than Third Party licenses, which are also subject to Clause 18.2.5 below) created by Immunocore and, except as set forth in Clause 4.8.2(b), Immunocore has not granted to any Third Party the right under any of the Licensed Intellectual Property to develop, manufacture or commercialize any Compounds against the Initial Targets in the Field;

18.2.4
as of the Effective Date, and except in relation to one epitope of nine amino acids identified from the Mage A1 Initial Target and presented on HLA-B60 the Initial Targets contain no Third Party Sequences and Immunocore is not internally pursuing development of any products directed against any epitopes contained in the Initial Targets;

18.2.5
as of the Effective Date (a) it has not identified any epitopes in the Initial Targets presented on HLA-A2 [***]; (b) it has not identified any epitopes in the Initial Targets presented on HLA-A2 [***];

18.2.6	it has compared the sequences of each of the epitopes identified as of the Effective Date within the Initial Targets for HLA-A2 (“Initial Epitopes”) [***];

18.2.7
as of the Effective Date, Immunocore has not identified any Compound on behalf of any Third Party Partner, or for its own purposes, that are, to Immunocore’s knowledge, cross-reactive with or bind to the Initial Targets and save that Immunocore has not carried out any studies or assessment as to whether any Compound identified on

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behalf of a Third Party Partner or for its own purposes is cross-reactive with or binds to any epitope from the Initial Targets;

18.2.8	Immunocore has not granted to any Third Party any licenses, sublicenses or other rights under the Licensed Intellectual Property that contravenes the rights granted to Lilly under this Agreement;

18.2.9
as of the Effective Date, neither Immunocore nor any of its Affiliates is or has been a party to any agreement with any government or an agency thereof pursuant to which such government or such agency provided funding for the development of the Licensed Intellectual Property;

18.2.10
as of the Effective Date, [***] to Immunocore’s knowledge (following reasonable investigation with respect thereto), the development and manufacture of Compounds directed to the Initial Targets in the Field (and Products containing such Compounds) will not infringe any published Patent Right of any Third Party (including any Third Party Partner) or misappropriate any know-how of any Third Party (including any Third Party Partner);

18.2.11
with respect to Adaptimmune Limited, (i) Immunocore has appropriate written agreements in place with Adaptimmune Limited that enable Immunocore to grant Lilly the rights and license granted to Lilly hereunder, and to permit Immunocore to perform its obligations hereunder, (ii) Adaptimmune Limited has no right to access or use any Foreground IP or any of Lilly’s Confidential Information, and (iii) Adaptimmune Limited does not have the right or power to control Immunocore other than as a result of the same individuals or entities holding shares in Adaptimmune Limited and Immunocore; and

18.2.12
further covenants that, it will not, and will not cause any Affiliate or Third Party to, file any Patents covering or claiming any epitope included in any Selected Target, on behalf of, or in connection with activities performed in conjunction with, any Third Party Partner except to the extent that any such Patent is licensed to Lilly hereunder. For clarity, the obligation under this covenant does not prevent any Third Party Partner from itself filing any Patents covering or claiming any Initial Target, or any epitope included in any Selected Target, where Immunocore does not have the right to control the Patent strategy of such Third Party Partner.

18.3
Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. IN PARTICULAR BOTH PARTIES ACCEPT THAT GIVEN THE NATURE OF THE PRODUCTS AND COMPOUNDS BEING GENERATED UNDER THIS AGREEMENT THERE CAN BE NO GUARANTEE THAT ANY COMPOUND CAN BE SUCCESSFULLY GENERATED OR THAT IF GENERATED, THE COMPOUND WILL BE CAPABLE OF OBTAINING REGULATORY APPROVAL.

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ARTICLE 19     INDEMNIFICATION

19.1
Indemnification. Subject to Clause 19.3, Immunocore shall indemnify, defend and hold Lilly, its Affiliates, their Sublicensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including reasonable attorneys’ fees and other reasonable expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) relating to (a) the activities performed by or on behalf of Immunocore or its Affiliates under this Agreement, and (b) the negligence or willful misconduct of Immunocore or its Affiliates or any of its or their sub-contractors; (c) any breach of Applicable Laws by Immunocore or its Affiliates or any of its or their sub-contractors, (d) any breach of this Agreement by Immunocore, its Affiliates or their sub-contractors; and (e) direction by Immunocore under Clause 9.2.2 to pay its share of the profits into an account other than one held by Immunocore except, in each case, to the extent caused by the negligence or willful misconduct of Lilly or their Affiliates or Sublicensees or any breach of this Agreement by Lilly or its Affiliates or Sublicensees.

19.2
Indemnification. Subject to Clause 19.3, Lilly shall indemnify, defend and hold Immunocore, and its Affiliates and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all Losses arising, directly or indirectly out of or in connection with any Third Party Claims relating to (a) the activities performed by or on behalf of Lilly or any Sublicensee under this Agreement, (b) the negligence or willful misconduct of Lilly, its Sublicensees or any sub-contractor of Lilly (including its Affiliates); and (c) any breach of Applicable Laws by Lilly, its Affiliates, Sublicensees or sub-contractors except, in each case, to the extent caused by the negligence or willful misconduct of Immunocore or its Affiliates or breach of this Agreement by Immunocore or its Affiliates.

19.3
Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss and the Third Party Claim. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, in each of which cases the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee) in relation to such Third Party Claim. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 19 shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Clause 19.3. It is understood that only Lilly and Immunocore may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

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19.4	Insurance.

19.4.1	Insurance Coverage. Each Party shall obtain and maintain comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business.

19.4.2
Evidence of Insurance. No earlier than [***] after signing this Agreement, each Party shall provide, upon request therefor, the other Party with its certificate of insurance evidencing the insurance coverage set forth Clause 19.4.1. Each Party shall provide to the other Party at least [***] prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage.

19.4.3
Product / Clinical Trial Liability Insurance. Commencing not later than [***] prior to the first use in humans of the first Product, Lilly shall have and maintain such type and amounts of products / clinical trial liability insurance covering the development of Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for clinical trials liability as follows: a minimum limit of [***] for any period during which Lilly or any of its Sublicensees is conducting a clinical trial(s) with any Product(s) or as otherwise required in order to comply with Applicable Laws. Such insurance policies shall be primary insurance. Immunocore shall also share in the cost of such insurance (to the extent such cost is separate from any general insurance policy or self insurance policy held by Lilly with respect to Joint Selected Candidates (and Products containing such Compounds)), such share equating to the level at which Immunocore exercised the Immunocore Co-Development Option with respect to applicable Joint Selected Candidates (and Products containing such Joint Selected Candidates)).

19.5
Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF ANY BREACH OF (1) A PARTY’S OBLIGATIONS UNDER ARTICLE 16, OR (2) INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 19 FOR CLAIMS OF THIRD PARTIES. WHERE IMMUNOCORE HAS NOT EXERCISED ANY IMMUNOCORE CO-DEVELOPMENT OPTION OR HAS EXERCISED ANY OF ITS OPT-OUT RIGHTS, EACH PARTY’S TOTAL AGGREGATE LIABILITY FOR ALL LOSSES ARISING UNDER THIS AGREEMENT WHETHER FOR BREACH, NEGLIGENCE, OR OTHERWISE (EXCEPT, FOR CLARITY, WITH RESPECT TO INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 19) SHALL BE LIMITED TO A SUM EQUIVALENT TO THE GREATER OF [***] OR FEES OR AMOUNTS PAID UNDER THIS AGREEMENT IN THE [***] PRECEDING ANY CLAIM. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS CLAUSE SHALL LIMIT OR EXCLUDE ANY LIABILITY TO A THIRD PARTY FOR FRAUD BY ANY PARTY OR ANY LIABILITY ARISING AS A RESULT OF PERSONAL INJURY OR DEATH CAUSED BY NEGLIGENCE OF ANY PARTY. NOTHING IN THIS CLAUSE SHALL PREVENT LILLY CLAIMING DAMAGES, OR LIMITING THE AMOUNT OF SUCH DAMAGES FOR LOSSES AS A RESULT OF A BREACH OF THIS AGREEMENT BY IMMUNOCORE UNDER CLAUSES 3.1.4(b), 3.1.5(d), 4.8, or

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10.2.3. NOTHING IN THIS CLAUSE 19.5 SHALL LIMIT EITHER PARTY’S RIGHT TO PURSUE AND OBTAIN EQUITABLE RELIEF.

19.6
Product Recall. Lilly shall be responsible for investigating any SUSAR or other complaint in relation to any Product. Lilly shall report its finding to the JDC or AAC, as relevant, once it has identified the reason for such complaint, SUSAR or has identified any requirement to recall any Product or any batch of Product. Lilly shall be responsible for carrying out any Product recall but shall keep the JDC or AAC, as relevant, informed of the status and process for such recall including any material correspondence with any Regulatory Authority. Where such recall or investigation occurs during performance of any Co-Development Plan or during the course of the Co-Commercialization Agreement, the costs associated with such recall will be shared between the Parties with Immunocore reimbursing Lilly at the level it has opted in to such Co-Development Plan unless (a) such recall is due to any failure of Lilly arising out of the manufacture or supply of Product; or (b) any such costs are covered by applicable insurance policies. Lilly shall pay the cost of any recall during performance of a Development Plan or where Lilly is solely responsible for development, manufacture and supply of any Product

ARTICLE 20     TERM AND TERMINATION

20.1
Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this Article 20, shall continue in full force and effect, on a country-by-country and Product-by-Product basis until there is no remaining royalty payment obligation in such country with respect to such Product, at which time this Agreement shall expire with respect to such Product in such country (except for such provisions of this Agreement as continue beyond its natural expiration). The Term shall expire on the date this Agreement has expired in its entirety with respect to all Products in all countries in the world. For clarity, in accordance with Clause 13.6.4, upon expiration of this Agreement with respect to a given Product and country Lilly’s licenses under Clauses 10.1 (subject to the license granted in Clause 10.1 being converted to research with respect to such Product instead of any particular plan under this Agreement), 10.2.2 and 10.2.4 shall become fully paid-up, irrevocable, transferable and sublicenseable with respect to such Product in such country in accordance with Clause 13.6.4.

20.2
Termination by Either Party for Material Breach. Either Party may terminate this Agreement (i) in its entirety, (ii) with respect to any Exclusive License, (iii) with respect to a given Selected Target (and Compounds directed to such Selected Target), or (iv) on a country-by-country basis by written notice to the other Party for any material breach of this Agreement by the other Party if, in the case of remediable breach, such material breach is not cured within [***] for payment defaults) after the breaching Party receives written notice of such breach from the non-breaching Party; provided, that if such breach is not capable of being cured within such [***] (or [***]) period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to cure such breach, so long as (1) the breaching Party is making Commercially Reasonable Efforts to do so, and (2) the Parties agree on an extension within such [***] (or [***]) period. For clarity, this Agreement may be terminated in its entirety under this Clause 20.2 only if the material breach affects the fundamental purpose of this Agreement. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged

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failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions in Article 21, and the notifying Party may not so terminate this Agreement until it has been determined under Article 21 that the allegedly breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of that dispute resolution procedure.

20.3
Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within [***]. All rights and licenses granted pursuant to this Agreement are, for purposes of Clause 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Clause 20.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Clause 20.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

20.4	Termination by Lilly.

20.4.1
Lilly shall also have the right to terminate this Agreement in its entirety, or on an Exclusive License-by-Exclusive License basis, or a country-by-country basis, in its sole discretion, at any time by providing written notice to Immunocore; such termination to be effective [***] after such notice.

20.4.2
Lilly may terminate any Exclusive License as a result of data suggesting that any Selected Target, or any Product or Selected Candidate, covered by such Exclusive License is not viable or otherwise will not obtain Regulatory Approval on provision of [***] written notice to Immunocore.

20.5	Termination by Immunocore.

20.5.1
Immunocore shall be entitled to terminate any Exclusive License where Lilly has not conducted any development activities prior to receipt of first Regulatory Approval, or (where Product has received first Regulatory Approval) has ceased to commercialize, any Selected Target, or any Product or Selected Candidate, covered by such Exclusive License, in either the [***] and [***] of the [***] for a period of more than two (2) consecutive calendar years; provided, that, Immunocore shall not be permitted to terminate an Exclusive License under this Clause 20.5.1 where Lilly’s decision to not

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conduct such further development or commercialization activities is reasonably reached in the best interests of the relevant Selected Target, Product or Selected Candidate (rather than for example because Lilly is advancing another product over and above the Product) and such decision and the full reasons therefor are communicated to Immunocore in writing and signed by a respective officer of Lilly. Where Immunocore disputes the reasons for Lilly deciding to cease development or commercialization, such dispute will be referred to the Alliance Managers and each Party’s respective officers in accordance with Clause 21 and thereafter to arbitration in accordance with Clause 21.2.

20.5.2	Immunocore shall have the right to terminate any Exclusive License in accordance with Clause 7.6 or Clause 8.3 upon [***] written notice to Lilly.

20.6
Termination for Patent Challenge. If Lilly or their Sublicensees commences proceedings (whether before a regulatory or administrative body or a court) anywhere in the world, or voluntarily assists any Third Party in commencing or participating in proceedings (whether before a regulatory or administrative body or a court) alleging that any claim in any Patent within the Licensed Intellectual Property (including the Immunocore Background IP) is invalid, unenforceable or otherwise not patentable, then either (i) Lilly or their Sublicensee shall withdraw (or cause to be withdrawn) such challenge within [***] after being requested to do so by Immunocore in writing and Immunocore shall have no right to terminate the Exclusive License relating to such Patent pursuant to this Clause 20.6, or (ii) if such challenge is maintained or is not capable of being withdrawn and terminated, Immunocore shall have the right to terminate the Exclusive License relating to such Patent on written notice to Lilly; such termination to be effective immediately. Notwithstanding the foregoing, Immunocore shall have no right to terminate this Agreement pursuant to this Clause 20.6 if Lilly or their Sublicensees commences proceedings (whether before a regulatory or administrative body or a court) anywhere in the world, or voluntarily assists any Third Party in commencing or participating in proceedings (whether before a regulatory or administrative body or a court) alleging that any claim in any Patent within the Licensed Intellectual Property (including the Immunocore Background IP) is invalid, unenforceable or otherwise not patentable as a defense (including an affirmative defense) against a claim of infringement by Lilly or their Sublicensee.

20.7
Accrued Rights and Obligations. Expiration or termination of this Agreement in its entirety, or with respect to a particular Exclusive License, a given Selected Target (and Product or Selected Candidate directed to such Selected Target), or a given country for any reason shall not release either Party hereto from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.

20.8
Effects of Termination. The effects of termination set forth in this Clause 20.8 shall apply either with respect to this Agreement in its entirety, if the Agreement is terminated in its entirety, or only with respect to a specific Product or Exclusive License or country, if this Agreement is only terminated with respect to a specific Product or Exclusive License or country, in all cases

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as applicable. For clarity, this Clause 20.8 shall not apply to any given Product and country with respect to which the Term naturally expires.

20.8.1	Termination of Licenses.

(a)
Upon termination of a particular Exclusive License by Immunocore pursuant to Clause 20.2, Clause 20.5 or Clause 20.6, or by Lilly pursuant to Clause 20.4, such Exclusive License and the related Research License to any Product or Compound covered by such Exclusive License shall terminate as of the effective date of such termination;

(b)
Upon termination of the Agreement in its entirety by Immunocore pursuant to Clause 20.3, all licenses under this Agreement (other than the licenses set forth in Clause 10.3.1(d)) shall terminate as of the effective date of such termination; and

(c)
Upon termination of Agreement by Lilly in accordance with Clause 20.2 with respect to this Agreement in its entirety or 20.3, the licenses set forth in Clause 10.3 shall terminate as of the effective date of such termination.

20.8.2
Continuation of Sublicenses. Upon termination by Immunocore of this Agreement, or any specific Exclusive License, Immunocore agrees that on request from any Sublicensee it will grant to such Sublicensee a license on the same terms as set out in this Agreement (including all event payments and royalty payments) in relation to any Immunocore rights previously licensed to such Sublicensee. Unless otherwise explicitly agreed in writing, Immunocore shall not agree to vary or amend the terms of the licenses granted hereunder or take on any additional or further obligations or burdens. This Clause shall not apply where any Sublicensee is in material breach of the terms of the relevant sub-license prior to termination of this Agreement by Immunocore or any specific Exclusive Sublicense, whether or not such breach was the reason for termination or not.

20.8.3
Clinical Trials. The Parties shall ensure that where termination of any Exclusive License occurs during any Clinical Trial, that any such Clinical Trial shall be wound down in accordance with the protocol for such Clinical Trial and in such a way as to minimize any patient harm and at all times in accordance with all Applicable Laws or alternatively where termination is by Immunocore under any Clause or by Lilly under Clause 20.4, to the extent legally and ethically permissible to do so, Immunocore shall have the option of taking over the sponsorship of such Clinical Trial. Up until transfer of sponsorship to Immunocore under this Clause, Lilly will continue to conduct the relevant Clinical Trial, at Immunocore’s sole cost and expense (unless termination is as a result of Lilly material breach in which case such transfer shall be at Lilly’s cost), in accordance with all Applicable Laws and in accordance with the Clinical Trial protocol and in each case following the reasonable instructions of Immunocore.

20.8.4
Return of Confidential Information. It is understood and agreed, that each Party shall have a continuing right to use Confidential Information of the other Party under any surviving licenses pursuant to Article 10 and/or this Clause 20.8 or Clause 20.9. Subject

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to the foregoing, following expiry or any early termination of this Agreement, the Party that has Confidential Information of the other Party shall destroy (at such Party’s written request) all such Confidential Information in its possession as of the effective date of expiration (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Party that received such Confidential Information), and any Confidential Information of the other Party contained in its laboratory notebooks or databases, provided that each Party may retain and continue to use such Confidential Information of the other Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement or any obligation under Applicable Laws.

20.8.5
Inventory at Termination. Subject to Clause 20.8.6, upon termination of this Agreement and for a period of [***] following such termination, Lilly and its permitted Affiliates and Sublicensee/s shall have the right to sell or otherwise dispose of all inventory of Products in all countries then in its stock, subject to the applicable royalty payments due under this Agreement, and any other applicable provisions of this Agreement, and Immunocore covenants not to sue Lilly or its permitted Sublicensee/s for infringement under, or misappropriation of, any of the Licensed Intellectual Property that were licensed by Immunocore to Lilly immediately prior to such termination with respect to such activities conducted by Lilly or its permitted Sublicensee/s pursuant to this Clause 20.8.5. Following expiry of such [***] period, Lilly shall provide any remaining stock to Immunocore and Immunocore shall be entitled to sell such stock in, as between the Parties, its absolute discretion either directly or through any Third Party; provided, that Immunocore will reimburse Lilly for the cost of manufacture of any remaining stock plus [***] within [***] of a delivery of invoice therefor.

20.8.6
Immunocore Right to Manufacture, Sell and Supply. On termination of any Exclusive License and where such termination is other than for a material breach by Immunocore or by Lilly under Clause 20.3 (and including where termination is by Immunocore under Clause 20.5.2), Immunocore shall be entitled to take over the manufacture, supply and development of the Selected Candidate and any Back-up Compounds that are the subject of the terminated Exclusive License. Lilly shall provide to Immunocore reasonable assistance, documentation (including manufacturing process information) as may be required by Immunocore for the ongoing manufacture and supply of the relevant Selected Candidate or Back-up Compound at Immunocore’s cost and expenses (subject to value share as set out below). Such assistance shall include, to the extent relevant and depending on the stage of research and development of the relevant Product or Selected Candidate or Back-up Compounds:

(a)	transfer of any Regulatory Approvals held by Lilly to Immunocore (which Immunocore shall promptly accept);

(b)
provision of all CMO and CRO details and other sub-contractor details where not already known to Immunocore and where reasonably possible transfer of all related sub-contractor agreements (to the extent such transfer is requested by Immunocore), subject where relevant to the consent of any relevant Third Party;

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(c)
provision of all master drug files and records or documentation required by Immunocore to continue with any Clinical Trials or Regulatory Approvals or as may otherwise be required in order to comply with Applicable Laws;

(d)	transfer of sponsorship for any Clinical Trials and transfer of any Third Party agreements associated with such Clinical Trials, subject where relevant to the consent of any relevant Third Party;

(e)
provision of all reasonable assistance and technical training as may be reasonably required by Immunocore to enable transfer of manufacture, ongoing Clinical Trials and supply of the relevant Product, Selected Candidate or Back-up Compounds to Immunocore as soon as reasonably possible;

(f)	provision of any documentation relating to any associated diagnostics and diagnostic assays, to the extent not covered by any transfer of a Third Party agreement to Immunocore; and

(g)
at Immunocore’s request, supply to Immunocore of any inventory of Product, Selected Candidate or Back-up Compound at Lilly’s cost of manufacture [***], to the extent such inventory is not required for Lilly’s continuing responsibilities in relation to any ongoing Clinical Trial or other obligation under this Agreement.

20.8.7
Compensation to Lilly. On termination of any Exclusive License and where such termination is other than for a material breach by Immunocore or by Lilly under Clause 20.3 (and including where termination is by Immunocore under Clause 20.5.2), such termination occurs after completion of the Research Plan and where Immunocore has a continued or surviving right to manufacture, supply and develop any Selected Candidate or Back-up Compound that were the subject of such terminated license, the Parties shall negotiate, in good faith, appropriate financial compensation to be paid by Immunocore to Lilly so that Lilly may share in the value received by Immunocore in connection with relevant Products, which compensation shall be in the form of a royalty, as soon as reasonably possible [***]; provided, that, if the Parties are unable to reasonably agree regarding such consideration, then either Party may refer the matter for resolution to an independent expert, by notice in writing to the other Party. The independent expert shall be appointed by the Parties by mutual agreement or in the absence of such agreement within [***] of written notice requesting expert resolution, by the International Chamber of Commerce; provided, that, in any event, such expert shall have at least [***] experience in the area of life sciences business development, such that the expert will have a reasonable appreciation for the various factors (including the circumstances of termination) that determine the value attributable to a life sciences industry asset. The independent expert shall determine what documentation and evidence it requires from each Party in order to reach a decision on the level of compensation payable by Immunocore to Lilly and shall reach a decision as soon as reasonably possible. Such decision shall be binding on both Parties in the absence of fraud or manifest error.

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20.8.8
End of Obligations. Immediately following receipt or dispatch, as applicable, of any notification of termination under this Article 20, the diligence obligations in this Agreement shall no longer apply and Lilly shall have the right, but not the obligation except as set forth in this Clause 20.8, to wind-down all then on-going development, manufacturing and/or commercialization activities.

20.9
Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the following provisions shall survive: Clause 10.3.1(d) (as the Intellectual Property Rights that are the subject of such Clause exist as of the effective date of the relevant termination or expiration), Clauses 13 and 14 (to the extent any payment obligations survive termination), Clause 15.1.2, Clause 15.1.3, Article 16 (provided, that Clauses 16.1, 16.2, 16.3 and 16.4 shall only survive for the period set forth in Clause 16.1), Clause 17.1, Clause 19.1 – 19.3, Clause 19.5, Clause 20.3, Clause 20.7, Clause 20.8, Article 21, Article 23 (to the extent any Personal Data of the other Party remains in the control of a Party following termination), and Article 24 shall survive any termination or expiration of this Agreement. In addition to those provisions specifically referenced in this Clause 20.9, those provisions which by their nature are intended to survive, as well as any other provisions necessary to interpret or implement any other surviving provisions (including, to the extent applicable, the definitions in Article 1), shall survive.

ARTICLE 21     DISPUTE RESOLUTION

21.1
Disputes. Immunocore and Lilly recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof (each, a “Dispute”), may from time to time arise during the Term. Unless otherwise specifically recited in this Agreement, such Disputes between Immunocore and Lilly will be resolved as recited in this Article 21. In the event of the occurrence of such a Dispute, the Parties shall first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within [***] after such referral. If such Dispute is not resolved within such [***] period, either Immunocore or Lilly may, by written notice to the other, have such Dispute referred to their respective officers designated below, or their respective designees, for attempted resolution within [***] after such notice is received. Such designated officers are as follows:

For Lilly – [***].

For Immunocore – [***]

In the event the designated officers, or their respective designees, are not able to resolve such Dispute, and such Dispute relates to a legal matter, within [***] of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Clause 21.2.

21.2	Arbitration.

21.2.1
Rules. Except as otherwise expressly provided in this Agreement (including under Clause 21.3 with respect to Patent-related matters), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Clause 21.1 shall be resolved through binding arbitration conducted by the International Chamber of Commerce in

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accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (for purposes of this Article 21, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Clause 24.1.

21.2.2
Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least [***] of (a) dispute resolution experience (including judicial experience) and/or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least [***] shall satisfy the foregoing experience requirement under Clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in [***]. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be translated into English and accompanied by the original or a true copy thereof.

21.2.3
Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of Applicable Law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.

21.2.4
Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to (a) its share of fees and expenses of the arbitrators and (b) its reasonable attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators shall consider [***]. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (1) share equally the fees and expenses of the arbitrators and (2) bear their own attorneys’ fees and associated costs and expenses.

21.2.5
Interim Equitable Relief. Notwithstanding anything to the contrary in this Clause 21.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 21, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Clause 21.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

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21.2.6
Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.

21.3
Subject Matter Exclusions. Notwithstanding the provisions of Clause 21.2, any Dispute not resolved internally by the Parties pursuant to Clause 21.1 that involves the validity or infringement of a Patent Covering a Product (a) that is issued in the US shall be subject to actions before the US Patent and Trademark Office and/or submitted exclusively to the Federal Court of the Southern District of New York, New York, US; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

21.4
Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

ARTICLE 22     ANTI-BRIBERY

22.1	Anti-Bribery.

22.1.1
“Anti-Corruption Laws” or “ABAC” means all anti-corruption and anti-bribery laws and regulations, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the United Kingdom Bribery Act 2010, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

22.1.2
“Government Official” means any person employed by or acting on behalf of a government, government-controlled entity or public international organization; any political party, party official or candidate; any person who holds or performs the duties of an appointment, office or position created by custom or convention; and any person who holds himself out to be the authorized intermediary of any of the foregoing.

22.1.3
The Parties agree, on behalf of themselves and their respective officers, directors and employees, that in connection with this Agreement, it shall not directly or indirectly pay, offer or promise to pay, or authorize the payment of any money, or give, offer or promise to give, or authorize the giving of anything else of value, to (i) any Government Official in order to influence official action; (ii) any person (whether or not a Government Official) (a) to influence such person to act in breach of a duty of good faith, impartiality or trust, (b) to reward such person for acting improperly, or (c) where such person would be acting improperly by receiving the money or other thing of value; (iii) any other person while knowing or having reason to know that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit a Government Official in order to influence official action for or against any party in connection with the matters that are the subject of this agreement; or (iv) any person to reward that person for acting improperly or to induce that person to act improperly.

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22.1.4
The Parties agree, on behalf of themselves and their respective officers, directors and employees that work in connection with this Agreement that they shall not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of the Anti-Corruption Laws to the extent applicable to that Party. In connection with the performance of the services hereunder, the Parties undertake to comply with the Anti-Corruption Laws and shall not take any action that will, or would reasonably be expected to, cause it to be in violation of any such laws to the extent applicable to either Party.

22.1.5
Each Party shall promptly provide the other Party with written notice of (i) becoming aware of any breach or violation by the relevant Party or its sub-contractors or its or their respective officers, directors, employees, of any of the representation, warranty or undertaking set forth in this Clause 22.1 or (ii) upon receiving a formal notification that it is the target of a formal investigation by any governmental authority for an Anti-Corruption Law Violation in connection with the performance of this Agreement.

ARTICLE 23     DATA PROTECTION

For the purposes of this Article, Personal Data shall have the meaning given to it in the Data Protection Act 1998

(a)
To the extent applicable, the Parties will comply with all applicable national and international laws, regulations and guidelines relating to protection of the personal information of study subjects, including the European Commission Directive 95/46/IC as it relates to the protection of the personal information of EU/EEA persons, and the Standards for Privacy of Individually Identifiable Health Information (Privacy Rule) under the Health Insurance Portability and Accountability Act of 1996 (HIPAA).

(b)
The Parties shall process the Personal Data only to the extent, and in such a manner, as is necessary for the purposes of performing their respective obligations under this Agreement and for other lawful purposes.

(c)	The Parties shall not disclose the Personal Data to any person except as required or permitted by this Agreement or with the written consent of the other Party.

(d)
The Parties shall implement appropriate technical and organisational measures to protect the Personal Data against accidental or unlawful destruction or accidental loss, unauthorised disclosure, access, use, modification, alteration, copying and all other unlawful forms of Processing.

ARTICLE 24     MISCELLANEOUS

24.1
Applicable Law. This Agreement (including the arbitration provisions of Article 21.2) shall be governed by and interpreted in accordance with the laws of England and Wales, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

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24.2
Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Clause 24.2 by sending written notice to the other Party.

If to Lilly:	Eli Lilly and Company
Attn: [***]
Lilly Corporate Center
Indianapolis, Indiana, US 46285

With a copy to:	Eli Lilly and Company
Attn: [***]
Lilly Corporate Center
Indianapolis, Indiana, US 46285

If to Immunocore:	Immunocore Limited
Attn: [***]
91 Park Drive
Abingdon, Oxfordshire, UK
OX14 4RX

24.3
Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party that relate to the performance of this Agreement, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation or re-organization of such party with or into such corporation or entity, provided that the Party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. Subject to providing Lilly advance written notice thereof (including the identity of the intended assignee), Immunocore may also transfer the Immunocore Background IP and/or Immunocore Foreground IP to any Affiliate that controls Immunocore and provided that any transfer is explicitly subject to this Agreement pursuant to a written agreement documenting such transfer, which agreement identifies Lilly as an intended third party beneficiary thereof for purposes of exercising the rights and licenses granted to Lilly herein. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such written agreement, subject in each case to any confidentiality restrictions. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns. Any assignment not in accordance with Clause 24.3 shall be null and void.

24.4	Non-solicit. Neither Party shall (except with the prior written consent of the other Party) knowingly solicit or entice away (or attempt to solicit or entice away) from the employment of

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the other Party any person employed in the provision of its obligations under any Research Plan, Co-Development Plan or Development Plan during the course of any Research Plan, Co-Development Plan or Development Plan and for a further period of [***] from expiry, termination or completion of such Research Plan, Co-Development Plan or Development Plan; provided that this Clause 24.4 shall not apply to advertisements of a general nature placed in newspapers, trade publications or online or if such employee initiates the contact. If either Party does breach this Clause 24.4 it agrees and accepts that the other Party will suffer damage and as a minimum it agrees to pay [***]. The [***] set out in this Clause does not prevent the other Party claiming damages in the ordinary course in relation to a breach of this Clause 24.4.

24.5
Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

24.6
Integration. Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement (including the Mutual Confidentiality Agreement by and between Immunocore and Lilly dated 25th February 2014 and term sheets exchanged by and between Immunocore and Lilly). Nothing in this Clause 24.6 shall exclude any liability for fraud or fraudulent misrepresentation or exclude any remedy.

24.7
Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of both Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

24.8
Further assurance. Each Party shall and shall use all Commercially Reasonable Efforts to procure that any necessary Third Party shall promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.

24.9
Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, section, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, section, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

24.10	No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.

24.11	Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this

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Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

24.12
Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) the word “law” or “laws” means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any (i) government or country or territory, (ii) any state, province, county, city or other political subdivision thereof, or (iii) any supranational body); (d) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (f) the singular shall include the plural and vice versa; and (g) the word “or” has the inclusive meaning represented by the phrase “and/or”. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years.

24.13
Other Activities. The Parties acknowledge that each of them may now or in the future engage in research, manufacturing, development or commercialization activities that utilize technologies similar to or involve products competitive with those contemplated by this Agreement. Except as may be expressly provided in Clause 10.2.3 with respect to Immunocore, nothing in this Agreement, including any obligation to use Commercially Reasonable Efforts to promote Products or any restriction on the use of Confidential Information, shall create any obligation not to research, manufacture, develop or commercialize any product or any obligation to utilize a separate sales force for Products. Neither Party shall be prevented from using any publicly available research results or other information (including any publicly available information of the other Party) to the same extent as Third Parties generally are legally permitted to do so. Each Party agrees to inform its key personnel assigned to perform activities hereunder of the limitations on use of Confidential Information contained in this Agreement, instruct such personnel to comply with such restrictions, and where appropriate, impose firewalls or other appropriate measures to minimize the potential for misuse of information. However, each Party has limited resources, and as a result it is anticipated that personnel assigned to activities hereunder may also participate in other activities that may utilize technologies similar to or involve products competitive with those contemplated by this Agreement. In particular, it is anticipated that personnel in sales, marketing, clinical and regulatory functions, regardless of level, will participate in multiple programs and that management personnel will by nature of their leadership positions participate in multiple programs.

24.14
HSR Filings. Prior to any exercise of the Lilly Co-Development Options pursuant to this Agreement, each of Lilly and Immunocore shall make any necessary merger control filings under any applicable competition or antitrust laws, including pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended with any applicable governmental authority and shall obtain the necessary approvals or clearances or the applicable waiting period shall

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have expired or been terminated (“Antitrust Approvals”); provided further that each of Lilly and Immunocore shall cooperate as may be reasonably requested to ensure any such Antitrust Approvals are obtained.

24.15
Option to Terminate Co-Development. At any time within [***] after the date of a Change of Control during any Co-Development Term, Lilly may deliver a written notice of its intent to exercise a right to terminate Immunocore’s right to co-develop and co-commercialize such Research Plan Compounds and Product(s) as are the subject of such Co-Development Term(s). Where Lilly delivers written notice of intent to terminate, the following shall apply:

24.15.1
if Immunocore still has any Opt-Out Rights with respect to such Research Plan Compounds and Product(s), then Immunocore will be deemed to have exercised such Opt-Out Right(s) as of the next opt-out date in accordance with Clause 8.2.3 or 8.2.4, as applicable, and shall also be entitled to receive the Lilly Buy-Out Fee, if any; provided, however, that, Immunocore shall remain responsible for its share of Development Costs through the end of the applicable phase of Clinical Trials, subject to any further Opt-Out Rights it may have;

24.15.2
if Immunocore no longer has an Opt-Out Right with respect to such Research Plan Compounds and Product(s), then Immunocore will be deemed to have opted-out as of the conclusion of Phase II Clinical Trials with respect to such Research Plan Compounds and Product(s) and shall receive (i) royalties and milestones from the date of deemed opt-out (for clarity, including any milestones associated with initiation of Phase III Clinical Trials and First Commercial Sales) to the extent the same would have been due and payable had Immunocore in fact exercised such Opt-Out Right plus (ii) the Lilly Buy-Out Fee, if any.

24.15.3	The amount of the Lilly Buy-Out Fee [***]. Lilly shall pay the Lilly Buy-Out Fee, if any, within [***] of an invoice from [***] regarding the Lilly Buy-Out Fee.

24.16
Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Agreement as of the Effective Date.

IMMUNOCORE LIMITED

By:	/s/ Eva-Lotta Allan

Name:	Eva-Lotta Allan

Title:	Chief Business Officer

ELI LILLY AND COMPANY

By:	/s/ John C. Lechleiter

Name:	John C. Lechleiter

Title:	Chairman, President, and Chief Executive Officer

Signature Page to Development and License Agreement
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EXHIBIT A – Licensed Patents

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Exhibit A to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B — Nomination Notice

Under the agreement executed on July 11, 2014, Lilly hereby nominates the following as a Selected Target.

Date Nominated:
Target name:
Protein identification number:
Target protein sequence:
Date received by Immunocore:

Authorized for nomination on behalf of Lilly.

By:

Name:

Title:

Date:

Accepted as a Selected Target on behalf of Immunocore Limited

By:

Name:

Title:

Date:

Exhibit B to Development and License Agreement
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EXHIBIT C - Research Plan Template

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Exhibit C to Development and License Agreement
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EXHIBIT D - LEAD CANDIDATE CRITERIA

[***]

Exhibit D to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT E - Press Release

Exhibit E to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Eli Lilly and Company Lilly Corporate Center Indianapolis, Indiana 46285 U.S.A. www.Iilly.co.uk	Immunocore Ltd. 91 Milton Park Abingdon, Oxfordshire OX14 4RY U.K. www.immunocore.com
Date: July XX, 2014

For Release:	Draft
Refer to:	[***]

LILLY AND IMMUNOCORE ENTER IMMUNOTHERAPY AGREEMENT TO CO-DISCOVER AND
CO-DEVELOP NOVEL CANCER THERAPIES

(Oxford, UK and Indianapolis, USA) Eli Lilly and Company (NYSE: LLY) and Immunocore Limited today announced they have entered into a co-discovery and co-development collaboration to research and potentially develop novel T cell-based cancer therapies.

Using Immunocore’s Immune Mobilising Monoclonal T-Cell Receptor Against Cancer (ImmTAC) technology, the companies will seek to use the power of the body’s own immune system to attack cancer cells. ImmTACs have shown potential to direct a patient’s T cells to specifically target the cancerous cells, avoiding damage to healthy cells.

Under the terms of the agreement, Immunocore will receive an upfront fee of $15 million per program for the discovery of novel ImmTACs against jointly-selected cancer targets in order to generate preclinical candidate packages. If Lilly accepts a preclinical candidate package to develop and potentially commercialize, Immunocore will receive an opt-in fee of $10 million and will have an option to continue co-development with Lilly on a cost-sharing and profit-sharing basis. If Immunocore does not exercise its option, it will be entitled to potential future significant milestone and royalty payments.

“We are very pleased to have entered into this strategic partnership with Lilly, and look forward to working together in an integrated fashion,” said Eva-Lotta Allan, Chief Business Officer, Immunocore. She added: “Lilly is a leading oncology player and we are delighted to advance novel T cell-based therapies into the clinic in collaboration with them.”

“The major goal and challenge of cancer immunotherapy is to direct the immune system to recognize and destroy cancer. We believe Immunocore’s ImmTAC platform has the potential to do just that,” said Jan Lundberg, Ph.D., Executive Vice President, Science and Technology and President, Lilly Research Laboratories. “We are delighted to be working closely with Immunocore to develop potential novel therapies for cancer patients.”

Exhibit E to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Notes for Editors

About ImmTACs
Immunocore’s ImmTAC (Immune mobilising mTCR Against Cancer) technology is designed to enable the immune system to recognise and kill cancer or viral cells.

T Cell Receptors naturally recognise diseased cells and Immunocore’s competitive advantage is its ability to engineer high affinity T Cell Receptors and link them to an antibody fragment which can activate the immune system to kill the targeted cancer or viral cells. These bi-specific proteins, called ImmTACS, have the potential to be potent anti-cancer or anti-viral agents. The most advanced ImmTAC is in Phase II clinical trials for the treatment of late stage melanoma.

About Immunocore
Founded in 2008, Immunocore Ltd is a privately owned, clinical-stage biotechnology company developing a highly innovative platform technology that generates novel drugs called ImmTACs for the treatment of cancer and viral infection. Immunocore traces its roots to Avidex Ltd, founded in 1999 as a spin-out from the University of Oxford to develop novel T Cell Receptor technology invented by the founder and chief scientist, Dr Bent Jakobsen.

Immunocore has major discovery collaborations ongoing with leading pharmaceutical companies. The company was listed in the top 15 private biotech firms globally for 2013 by Fierce Biotech and named Best Biotech Dealmaker of 2013 at the OBN Awards. Immunocore has over 120 staff and is located in Abingdon, Oxfordshire, UK. For more information, please visit www.immunocore.com. Images are available on request from Immunocore.

About Eli Lilly and Company
Lilly is a global healthcare leader that unites caring with discovery to make life better for people around the world. We were founded more than a century ago by a man committed to creating high-quality medicines that meet real needs, and today we remain true to that mission in all our work. Across the globe, Lilly employees work to discover and bring life-changing medicines to those who need them, improve the understanding and management of disease, and give back to communities through philanthropy and volunteerism. To learn more about Lilly, please visit us at www.Lilly.co.uk

This press release contains forward-looking statements about the potential benefits of the research collaboration between Lilly and Immunocore and reflects Lilly’s current beliefs. However, there are substantial risks and uncertainties in the process of drug research, development, and commercialization. There is no guarantee that the research collaboration will yield successful results or that either company will achieve the anticipated benefits. For further discussion of these and other risks and uncertainties, see Lilly’s filings with the United States Securities and Exchange Commission. Lilly undertakes no duty to update forward-looking statements.

#          #          #

Exhibit E to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Eli Lilly and Company Lilly Corporate Center Indianapolis, Indiana 46285 U.S.A. www.Iilly.co.uk	Immunocore Ltd. 91 Milton Park Abingdon, Oxfordshire OX14 4RY U.K. www.immunocore.com
Date: July XX, 2014

For Release:	Draft
Refer to:	[***]

LILLY AND IMMUNOCORE ENTER IMMUNOTHERAPY AGREEMENT TO CO-DISCOVER AND CO-DEVELOP NOVEL CANCER THERAPIES

(Oxford, UK and Indianapolis, IN) Eli Lilly and Company (NYSE: LLY) and Immunocore Limited today announced they have entered into a co-discovery and co-development collaboration to research and potentially develop novel T cell-based cancer therapies.

Using Immunocore’s Immune Mobilising Monoclonal T-Cell Receptor Against Cancer (ImmTAC) technology, the companies will seek to use the power of the body’s own immune system to attack cancer cells. ImmTACs have shown potential to direct a patient’s T cells to specifically target the cancerous cells, avoiding damage to healthy cells.

Under the terms of the agreement, Immunocore will receive an upfront fee of $15 million per program for the discovery of novel ImmTACs against jointly-selected cancer targets in order to generate preclinical candidate packages. If Lilly accepts a preclinical candidate package to develop and potentially commercialize, Immunocore will receive an opt-in fee of $10 million and will have an option to continue co-development with Lilly on a cost-sharing and profit-sharing basis. If Immunocore does not exercise its option, it will be entitled to potential future significant milestone and royalty payments.

“We are very pleased to have entered into this strategic partnership with Lilly, and look forward to working together in an integrated fashion,” said Eva-Lotta Allan, Chief Business Officer, Immunocore. She added: “Lilly is a leading oncology player and we are delighted to advance novel T cell-based therapies into the clinic in collaboration with them.”

“The major goal and challenge of cancer immunotherapy is to direct the immune system to recognize and destroy cancer. We believe Immunocore’s ImmTAC platform has the potential to do just that,” said Jan Lundberg, Ph.D., Executive Vice President, Science and Technology and President, Lilly Research Laboratories. “We are delighted to be working closely with Immunocore to develop potential novel therapies for cancer patients.”

Exhibit E to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Notes for Editors
About ImmTACs
Immunocore’s ImmTAC (Immune mobilising mTCR Against Cancer) technology is designed to enable the immune system to recognise and kill cancer or viral cells.

T Cell Receptors naturally recognise diseased cells and Immunocore’s competitive advantage is its ability to engineer high affinity T Cell Receptors and link them to an antibody fragment which can activate the immune system to kill the targeted cancer or viral cells. These bi-specific proteins, called ImmTACS, have the potential to be potent anti-cancer or anti-viral agents. The most advanced ImmTAC is in Phase II clinical trials for the treatment of late stage melanoma.

About Immunocore
Founded in 2008, Immunocore Ltd is a privately owned, clinical-stage biotechnology company developing a highly innovative platform technology that generates novel drugs called ImmTACs for the treatment of cancer and viral infection. Immunocore traces its roots to Avidex Ltd, founded in 1999 as a spin-out from the University of Oxford to develop novel T Cell Receptor technology invented by the founder and chief scientist, Dr Bent Jakobsen.

Immunocore has major discovery collaborations ongoing with leading pharmaceutical companies. The company was listed in the top 15 private biotech firms globally for 2013 by Fierce Biotech and named Best Biotech Dealmaker of 2013 at the OBN Awards. Immunocore has over 120 staff and is located in Abingdon, Oxfordshire, UK. For more information, please visit www.immunocore.com. Images are available on request from Immunocore.

About Eli Lilly and Company
Lilly is a global healthcare leader that unites caring with discovery to make life better for people around the world. We were founded more than a century ago by a man committed to creating high-quality medicines that meet real needs, and today we remain true to that mission in all our work. Across the globe, Lilly employees work to discover and bring life-changing medicines to those who need them, improve the understanding and management of disease, and give back to communities through philanthropy and volunteerism. To learn more about Lilly, please visit us at www.lilly.com and http://newsroom.lilly.com/social-channels

C-LLY

This press release contains forward-looking statements about the potential benefits of the research collaboration between Lilly and Immunocore and reflects Lilly’s current beliefs. However, there are substantial risks and uncertainties in the process of drug research, development, and commercialization. There is no guarantee that the research collaboration will yield successful results or that either company will achieve the anticipated benefits. For further discussion of these and other risks and uncertainties, see Lilly’s filings with the United States Securities and Exchange Commission. Lilly undertakes no duty to update forward-looking statements.

Exhibit E to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

#          #          #

Exhibit E to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT F - Immunocore Sub-contractors

[***]

Exhibit F to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G — CO-COMMERCIALIZATION AGREEMENT PRINCIPLES

[***]

Exhibit G to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT H — NOMINATION NOTICES
[***]

Exhibit H to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT I — Lilly Good Research Practices

[***]

Exhibit H to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT J — FTE Rate Principles

[***]

Exhibit J to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit K — Exclusivity Examples

[***]

Exhibit A to Development and License Agreement
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE DEVELOPMENT AND LICENSE AGREEMENT

This First Amendment To The Development And License Agreement (“First Amendment”) is made and entered into, effective as of December 21, 2016 (“Amendment Effective Date”), by and between Immunocore Limited, having its principal place of business at 101 Park Drive, Milton Park, Abingdon, Oxon, United Kingdom OX l4 4RY (“Immunocore”), on the one hand and, Eli Lilly and Company, having its principal place of business at Lilly Corporate Centre, Indianapolis, Indiana 46285, United States of America, on the other hand.

Background

WHEREAS, the Parties entered into a Development and License Agreement dated as of July 11 2014 pursuant to which Immunocore and Lilly agreed to collaborate in the discovery and development of TCR technology for use in pharmaceutical products (the “Agreement”); and

WHEREAS, execution of the Agreement triggered the nomination and acceptance of two targets, [***] and [***], as specified in exhibit H of the Agreement (respectively referred to in this First Amendment as “[***]” and “[***]”); and

WHEREAS, Lilly has expressed a desire to replace the ongoing [***] programme with a new programme directed towards a new target, [***] (as defined below); and

WHEREAS, pursuant to certain terms the Parties have agreed to amend the Agreement to introduce a process for the replacement of the [***] nomination with one for [***].

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Immunocore and Lilly agree as follows:

1.	In this First Amendment:

1.1	expressions defined in the Agreement and used in this First Amendment have the meaning set out in the Agreement, unless the context otherwise requires; and

1.2	references to [***]; and

1.3	reference to Druggable shall mean the [***].

2.
Upon execution of this First Amendment, Immunocore will present to Lilly a review of the [***] known to Immunocore and the anticipated [***] using a TCR based technology. For clarity, the recommendation will be made based on [***] data. After such presentation has been made by Immunocore, Lilly shall have [***] to submit a Nomination Notice identifying [***] as a Selected Target in accordance with Clause 3.1.2 of the Agreement. Following receipt of such Nomination Notice by Immunocore, [***] shall be deemed to have been accepted by Immunocore, the provisions of the first two sentences of Clause 3.1.3 of the Agreement shall not apply and [***] shall be designated as a Selected Target with effect from the date of the Nomination Notice. If, however, Lilly does not submit a

1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Copy

Nomination Notice identifying [***] as a Selected Target, then the Parties shall continue to develop [***] and [***] targets as per the Agreement.

3.
Upon receipt of the Nomination Notice for [***] from Lilly in accordance with Clause 2 of this First Amendment, the Parties agree that the Agreement will cease to apply to [***] and Lilly shall have no right to exercise the Lilly Co-Development Option with respect to the [***] under Clauses 5.1 and 5.2 of the Agreement or to the grant of an any Exclusive Licence to [***] under Clause 10.2.2.

4.
The Parties agree that any Foreground Intellectual Property developed by the Parties relating to [***] shall be owned in accordance with Clause 15.1.2 of the Agreement and the prosecution and/or maintenance of any patents comprising such Foreground Intellectual Property shall be in accordance with Clauses 15.2, 15.3 and 15 .4 of the Agreement.

5.
For the avoidance of doubt, no payment shall be owed by Lilly to Immunocore for the replacement of [***] with [***] and the Parties agree that Lilly will be deemed to have exercised two (2) of its three (3) Proposed Target nominations in nominating [***] and [***]. With effect from the Amendment Effective Date, Lilly shall have no rights to research, develop or otherwise exploit Research Plan Compounds pertaining to [***] and Immunocore shall own all rights in respect to such [***] Research Plan Compounds.

6.	With effect from the Amendment Effective Date the Parties agree the following amendments to the Agreement:

6.1	The following new definition shall be added to Article 1:

[***]

6.2
In recognition by the Parties that the successful delivery of the proposed [***] Research Plan requires target discrimination characteristics that have not previously been evaluated for the TCR technology, a new Clause 2.2.4 shall be inserted as follows:

“2.2.4 Following receipt of the Nomination Notice for [***] by Immunocore and solely with respect to the Research Plan for [***], Immunocore shall provide regular [***] updates and shall formally report to the JRC once it has isolated [***]. The JRC shall discuss the likelihood of developing an ImmTAC for the treatment of [***] [***] [***] and whether further options should be explored and will jointly decide on the technical and clinical feasibility of the strategy. In case of disagreement, resolution will be per the original governance clauses but [***] shall have the final decision as to whether such a goal is technically feasible and if it deems, at its sole discretion, that such a goal is not technically feasible then [***] shall be entitled, at its discretion, to terminate further research efforts in respect of [***].”

6.3	The Parties agree that Exhibit H of the Agreement shall be amended to replace the [***] Nomination Notice with a copy of the Nomination Notice for [***].

2
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Copy

7.	Except for the changes expressly mentioned in this First Amendment, all other terms and conditions of the Agreement shall remain unchanged and continue to be in full force and effect.

8.
This First Amendment may be executed in any number of counterparts, each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

9.	The provisions of Clause 21.1 (Disputes), Clause 21.2 (Arbitration) and Clause 24.1 (Applicable Law) shall apply equally to this First Amendment.

[Signature page follows - the rest of this page intentionally left blank]

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Execution Copy

IN WITNESS, WHEREOF, Immunocore and Lilly have executed this First Amendment by their respective officers hereunto duly authorized, on the Amendment Effective Date.

IMMUNOCORE LIMITED

By:	/s/ Bent Jakobsen

Name:	Bent Jakobsen

Title:	Chief Scientific Officer

ELI LILLY AND COMPANY

By:	/s/ Greg Plowman

Name:	Greg Plowman

Title:	Vice President, Oncology Research

4
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO THE DEVELOPMENT AND LICENSE
AGREEMENT

This Second Amendment to the Development And License Agreement (“Second Amendment”) is made and entered into, effective as of September 20, 2017 (“Amendment Effective Date”), by and between IMMUNOCORE LIMITED, having its principal place of business at 10I Park Drive, Milton Park, Abingdon, Oxon, OX l4 4RY, United Kingdom (“Immunocore”), on the one hand and, ELI LILLY AND COMPANY, having its principal place of business at Lilly Corporate Centre, Indianapolis, Indiana 46285, United States of America (“Lilly”), on the other hand.

Backcround

WHEREAS, the Parties entered into a Development and License Agreement dated as of July 11 2014 pursuant to which lmmunocore and Lilly agreed to collaborate in the discovery and development of TCR technology for use in pharmaceutical products (the “Agreement”); and

WHEREAS, Parties executed a First Amendment to the License Agreement on December 21 2016 in which Lilly returned its rights in the [***] Selected Target to Immunocore in exchange for obtaining rights to a new Selected Target, [***]; and

WHEREAS, Lilly desires to commit [***] to the [***] programme through reallocating resources currently dedicated to the [***] programme to the [***] programme and returning Lilly’s rights in the [***] Selected Target to lmmunocore.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Immunocore and Lilly agree as follows:

1.	lmmunocore will transition equivalent levels of resources currently dedicated to the [***] Research Plan to increase resources dedicated to the [***] Research Plan.

2.
[***] under the Agreement and lmmunocore shall use Commercially Reasonable Efforts to develop [***] the deliverables as described in Clause 4.1.2 of the Agreement with respect to the [***] Selected Target.

3.	The JSC shall develop a plan to explore multiple [***] peptides and use emerging data to focus resources on the most promising peptides to accelerate delivery of Research Plan Compounds.

4.
For the avoidance of doubt, no payment shall be owed by Lilly to lmmunocore for the replacement of [***] with an additional [***] programme slot and the Parties agree that Lilly will be deemed to have exercised three (3) Proposed Target nominations in nominating [***] and [***] as the three Selected Targets. With effect from the Amendment Effective Date, Lilly shall have no rights to research, develop or otherwise exploit Research Plan Compounds pertaining to [***] and Immunocore shall own all rights in respect to such [***] Research Plan Compounds.

5.
The Parties agree that the Agreement will cease to apply to [***] and Lilly shall have no right to exercise the Lilly Co-Development Option with respect to the [***] under Clauses 5.1 and 5.2 of the Agreement or to the grant of an Exclusive Licence to [***] under Clause 10.2.2.

6.	The Parties agree that any Foreground Intellectual Property developed by the Parties relating to [***] shall be owned in accordance with Clause 15.1.2 of the Agreement and the prosecution and/or maintenance of any patents comprising such Foreground Intellectual Property shall be in accordance with Clauses 15.2, 15.3 and 15.4 of the Agreement.

7.
Except for the changes expressly mentioned in this Second Amendment, all other terms and conditions of the Agreement and the First Amendment shall remain unchanged and continue to be in full force and effect.

8.
This Second Amendment may be executed in any number of counterparts, each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

9.	The provisions of Clause 21.1 (Disputes), Clause 21.2 (Arbitration) and Clause 24.1 (Applicable Law) shall apply equally to this Second Amendment.

IN WITNESS, WHEREOF, Immunocore and Lilly have executed this Second Amendment by their respective officers hereunto duly authorized, on the Amendment Effective Date.

IMMUNOCORE LIMITED

By:	/s/ Eva-Lotta Allan

Name:	Eva-Lotta Allan

Title:	CBO

ELI LILLY AND COMPANY

By:	/s/ Gregory Plowman

Name:	Gregory Plowman, M.D., Ph.D.

Title:	VP, Oncology Research

2
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3RD AMENDMENT TO THE DEVELOPMENT AND LICSENSE AGREEMENT

(“3rd Amendment”)

between

IMMUNOCORE LIMITED

and

ELI LILLY AND COMPANY

Immunocore Limited, having its principal place of business at 101 Park Drive, Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom (“Immunocore”), and Eli Lilly and Company, Lilly Corporate Center, Indianapolis, Indiana, 46285, United States of America (“Lilly”) entered into a Development and License Agreement On July 11, 2014 (“the Agreement”).

The Parties desire to amend the Agreement to provide for transfer of Material and related confidential and proprietary information between the Parties. This is an Amendment to the Agreement, and this 3rd Amendment is entered into on the last date signed below by the Parties. The Parties are willing to provide each other with such Material and related confidential and proprietary information subject to the terms and conditions stated herein.

Article I.  Definitions

(a)	“Affiliates,” “Confidential Information,” “Disclosing Party,” “Intellectual Property,” and “Research Plan” have the meaning defined in the Agreement

(b)	“Immunocore Material” means Material provided to Lilly for the Research Plan, including all derivatives or progeny thereof.

(c)	“Lilly Material” means Material provided by Lilly to Immunocore for the Research Plan, including all derivatives and progeny thereof.

(d)	“Material” means, collectively, Lilly Material and Immunocore Material.

(e)	“Material Providing Party” means the Party that provides Material to the other Party.

(f)	“Material Receiving Party” means the Party that receives Material from the Material Providing Party.

(g)	“Receiving Party” means the party receiving Confidential Information from the other party or such other party’s Affiliates pursuant to the Agreement or this 3rd Amendment.

Article II.  Restrictions on Disclosure and Use. The Parties will use the Material and Confidential Information solely for the Research Plan as described in the Agreement. All research under the Research Plan shall be conducted at the facilities of either Lilly or Immunocore, their respective affiliates, or their respective subcontractors. Neither party shall use the Material in humans. [***].

1

Article III.  Compliance with All Laws, Rules and Regulations.

(a)
The Parties agree to carry out the Research Plan in accordance with the terms and conditions of the Agreement and this 3rd Amendment and in compliance with all federal, state and local laws, rules, guidelines and regulations applicable to the Research Plan and the handling of the Material.

(b)	Each party shall comply with applicable laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and all other export controlled commodities.

(c)
Neither party shall, directly or indirectly, re-export any controlled commodities, which are subject to this 3rd Amendment, unless the required authorization and/or license is obtained from the proper government agency(ies) prior to export. Each Party will not export, re-export or transfer any goods, technology, or software, or cause the export, re-export, or transfer of any goods, technology, or software, with the other Party listed as the principal party in interest or exporter.

(d)
Each Party will not, and will ensure that its agents, subcontractors and others acting on its behalf, will not, export, re-export or transfer any such good, technology, or software if doing so would cause Lilly, Immunocore, or any other person to violate the Export Administration Regulations (15 C.F.R. part 730 et seq.), the U.S. Foreign Trade Regulations (15 C.F.R. Part 30), any trade or economic sanction regulations (including those administered by the U.S. Treasury Department’s Office of Foreign Assets Control (31 C.F.R. Ch. V), or any existing or future Applicable Laws related to export controls or sanctions.

Article IV.  Provision of Material. The Material Providing Party may provide the Material Receiving Party with Material in the quantities, and on the timing, required under the Research Plan. Any Material provided to a Material Receiving Party shall be accompanied by a Material Transfer Record substantially in the form of Exhibit L. Each such Material Transfer Record shall be signed by an authorized representative of the Material Providing Party, and then signed by an authorized representative of the Material Receiving Party, and then returned to the Material Providing Party.

Article V.  Delivery Terms and Risk of Loss.

(a)
When shipment by express consignment courier (e.g., FedEx, DHL Express, etc.) is preferred, each Party shall ship the Materials or other goods, if applicable, at its own expense, using an express consignment courier (Courier) agreed to by the other Party. The shipping Party shall provide to the Courier for each article in the shipment documentation, as appropriate, that includes: (i) detailed description; (ii) statement of intended use;(iii) fair value; (iv) country of origin, if applicable; (v) name and address of manufacturer if different than shipper; (vi) contact information for both the sender and receiver of the shipment; and (vii) other information or documentation as required by the Courier to effect any necessary export and import clearances and enable transportation to the Material Receiving Party’s designated facility.

(b)
Advance Shipping and Import Notification. Immunocore agrees to timely provide Lilly or Lilly’s agent with all information requested which is necessary for Lilly to submit advance import information required by customs authorities, Immunocore’s failure to provide the required information in a timely manner could preclude importation or shipments to Lilly, and potentially result in increased costs or claims for compensation under the Agreement,

2
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Article VI.  Restrictions on Access and Transfer of Material.

The Parties agrees to retain control over and not transfer, sell or distribute the Material to anyone other than their respective employees, affiliates or subcontractors, unless prior written approval is obtained from the other party. The Parties shall exercise at a minimum the same degree of care it would exercise to protect its own similar material and Confidential Information (and in no event less than a reasonable standard of care) to keep confidential the Material and Confidential Information from Disclosing Party. The Parties shall not use the Material for any purpose other than the Research Plan.

Article VII.  Confidentiality. Governed by the Agreement

Article VIII.  Warranties and Representations.

(a)
THE MATERIAL IS BEING SUPPLIED BY IMMUNOCORE OR LILLY WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS OF ANY THIRD PARTY.

(b)
The Parties each warrant and represent that: (i) the Research Plan is not funded by a third party, or subject to any rights of any third party; (ii) the Material or Confidential Information will not be used for any purpose other than the Research Plan; (iii) the Material will not be used in humans; (iv) they have not entered into any agreement which would obligate them to license or assign information, data, know-how or Intellectual Property Rights derived from use of the Material or Confidential Information to any entity other than the other Party; and (v) that their respective Scientists have an obligation to assign all Intellectual Property Inventions to them,

(c)
Each Party confirms that it and its subcontractors are not on any list of restricted entities, persons, or organizations published by any member state of the European Union, the United States of America government, the United Nations, or other Governmental Authority, including the U.S. Treasury Department’s List of Specially Designated Nationals and Blocked Persons, Sectoral Sanctions Identification List, and Foreign Sanctions Evaders List, the U.S. Commerce Department’s Entity List, Denied Persons List, and Unverified List, the U.S. State Department’s nonproliferation lists, and the EU’s Consolidated List of Designated Persons, (collectively, the “Sanctions Lists”),

(d)
Each Party confirm that it and its subcontractors are not owned or controlled in the aggregate at 50% greater interest, directly or indirectly by a person or entity which is included on such Sanctions Lists.•

Article IX.  Liability for Material’s Use. Each Party assumes full responsibility for any claims or liabilities which may arise as a result of its use, handling or possession of Material; except as prohibited by law. Neither Party will be liable to the other Party for any loss, claim or demand made by or against it due to or arising from use of the other Party’s Material; except if such loss, claim or demand is caused by the gross negligence or willful misconduct of the other Party.

Article X.  Destruction of Material. Unless otherwise agreed in writing, each Party shall properly dispose of any Material in its possession or control upon the earlier of [***] following completion of the Research Plan, the expiration or termination of the Agreement. Upon request by one Party, the

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

other Party shall also provide to the requesting Party with written certification of the Material’s destruction.

Article XI.  Miscellaneous.

(a)
The rights and obligations of this 3rd Amendment may not be assigned or delegated by either party to a third party (does not include an Affiliate), in whole or part, whether voluntarily, by operation of law, change of control or otherwise, without the prior written consent of the other party, and any assignment by a party in violation of the foregoing shall be void. Subject to the foregoing, the rights and obligations of the parties shall inure to the benefit of and shall be binding upon and enforceable by the parties and their lawful successors and permitted assigns.

(b)
This 3rd Amendment, when executed, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior written agreements, oral discussions, or understandings between them with respect to the subject matter hereof.

(c)
If any of the provisions of this 3rd Amendment are found to be invalid or unenforceable, such invalidity or unenforceability shalt not invalidate or render unenforceable the remainder of this 3rd Amendment, but rather this 3rd Amendment shall be construed as if it did not contain the particular invalid or unenforceable provisions, and the rights and obligations of the parties shall be construed and enforced accordingly.

(d)
No amendments of this 3rd Amendment or waiver of any of its terms shall be effective unless agreed in writing by both parties. No waiver of any provision of this 3rd Amendment shall constitute a waiver of any other provision(s) or of the same provision on another occasion.

(e)	Capitalized terms used herein will have the same meaning as defined in the Agreement. All other terms, obligations, and conditions of the Agreement shall remain in full force and effect.

(f)
This 3rd Amendment, which shall be effective on the last date signed below, may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment. Scanned, electronic, PDF exchange, and facsimile signatures will be as binding as original signatures.

The Parties have executed this 3rd Amendment by having their authorized representatives sign below.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ELI LILLY AND COMPANY		IMMUNOCORE

By:	/s/ Greg Plowman	By:	/s/ Stephen Megit
	Authorized Representative		Authorized Representative

Name:	Greg Plowman	Name:	Stephen Megit
Title:	VP Oncology Research, Eli Lilly	Title:	VP, BD
Date:	12/17/2020	Date:	19/12/2018

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit L to Development and License Agreement

Material Transfer Record

The Material described below is supplied by one Party to the other Party, subject to the terms and conditions of the Development and License Agreement between Eli Lilly and Company and Immunocore Limited, effective July 11, 2014, and as amended.

For clarity, defined terms used herein and not defined herein have the meanings ascribed to such terms in the Agreement. This Material Transfer Record may he executed in one or more counterparts, including by email or PDF exchange, each of which shall be deemed to be an original as against any party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

Direction of Transfer:

☐	To Eli Lilly and Company, from Immunocore Limited

☐	To Immunocore Limited, from Eli Lilly and Company

Description of Material:

In signing below, the Lilly representative and the Immunocore representative acknowledge that they understand and will abide by the terms and conditions under which the Material is provided.

Lilly Representative Signature	Immunocore Representative Signature

Lilly Representative Name	Immunocore Representative Name

Eli Lilly and Company	Immunocore Limited

Date	Date

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.